Prospectus Supplement (Sales Report) No. 12 dated January 4, 2011 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 366004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
366004	$4,000	$4,000	12.61%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 366004. Member loan 366004 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	KXLA TV 44, Inc	Debt-to-income ratio:	13.68%
Length of employment:	3 years	Location:	Inglewood, CA

Home town:
Current & past employers:	KXLA TV 44, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan to combine all my debts into one single payment. Right now I am able to pay about $800.00 a month for my debt but because the payment it is splint into 6 different accounts the payments don't bring down much of the principal

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	44
Revolving Credit Balance:	$12,007.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 541322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
541322	$16,800	$16,800	6.17%	1.00%	December 31, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 541322. Member loan 541322 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,917 / month
Current employer:	Go Daddy	Debt-to-income ratio:	11.83%
Length of employment:	2 years	Location:	SURPRISE, AZ

Home town:
Current & past employers:	Go Daddy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,936.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 596664

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596664	$13,800	$13,800	6.91%	1.00%	December 31, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 596664. Member loan 596664 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	wachovia	Debt-to-income ratio:	11.16%
Length of employment:	4 years	Location:	tamarac, FL

Home town:
Current & past employers:	wachovia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > Hi, I am looking to combine my debt to have 1 easy payment per month. I have never made a late payment in my life and am very responsible. I have worked in banking for 8 years and am currently a Manager.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,036.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 611701

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611701	$25,000	$25,000	14.46%	1.00%	December 31, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 611701. Member loan 611701 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Internal Revenue Service	Debt-to-income ratio:	16.77%
Length of employment:	10+ years	Location:	warminster, PA

Home town:
Current & past employers:	Internal Revenue Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,282.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current mortgage is 281,000. The value of the home is $320,000. This is based on a current appraisal that was done in Oct 2010.
What do you do for the Internal Revenue Service?	My job title is Revenue Agent. I current work on Offshore projects.
I like your personal finance metrics and will likely be investing in your loan application. However, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it basically involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	Eric from the Lending Club credit department call my employer to verify my income. Do you still need me to send a paystub?
Hi, I'd like to fund your loan as you have a good job and a great repayment history, but am a little concerned about your $53K in revolving debt. Can you itemize this for us -- who are the lenders, what are the amounts, payments, and interest rates? Also, how did you accumulate so much in debt? Sorry for being so prodding here, just trying to get a clear picture of who is on the other end	There are several different lenders. Bank Of America, HSBC, Citi Bank. The rates on a couple of the accounts are in excess of 24%.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 575 week ago; 430 today. Not all 100 percent fund, especially $15K - 25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	I requested 5 years but I would hope to have it paid off sooner than that. I'm not sure of an exact time frame. I would accept a partially funded loan.
re: Verification. Lending Club will ask for and take care of the specifics. Thank you for the extra time and effort. I'll be investing in your loan application once you're verified.	Thank you.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1)expenses: mortgage $1,946, utilities $337 (electric & gas), internet/phone/cable $220, food: approximatly $135 per week, but varies. water bill $221 per quarter , auto insurance $123 per month. 2) The loan amounts to be paid off depends on the amount of funding I receive. If fully funded, I plan to payoff Sears Mastercard $10,200 (rate 25.5%), HSBC 11,300 (rate 19.99%) and Bank of America $2,100 (rate 27.99%) and the balance would be applied to CitiBank $1,850 (rate 29.99%). 3) I am not the sole wage earner. My wife is employed full time.
I'm going to fund your loan, and have this helpful recommendation for you. If you only get partly funded, consider paying off the highest rate CITI, BofA, then Sears, and keep the HSBC, because it's the lowest rate one.	Thank you for the suggestion. It's a good idea.
Me again. Loan 75 pct funded; will probbaly 100 pct fund because 3-days remain. I'm initially investing $250; possibly $250 more before time expires. IRS and Fed Bur of Prisons are THE most recession proof employers in entire U S; never hear reports either employer laying off full-time mployees. But if for some reason your loan does not 100 pct fund, viable alternatice is: Initially pay as much $ as possible toward credit card with HIGHEST APR pct interest rate; only pay minimum payments on other cards. When highest APR pct interest rate card is paid off, then pay everything you can toward credit card with next highest rate. This is known as debt snowballing. It saves you most $ amount of interest; helps pay down debt faster. Example: Paying $1,000/month on three credit cards. Card 1 $4,250 balance at 15.99 APR pct. Minimum payment 2% of $4,250 balance. Pay $85/month on this debt. Card 2 $4,750 balance at 17.99 APR pct. Minimum payment 2% of $4,750 balance. Pay $95/month on this card. Card 3 $10,000 balance at 19.99 APR pct. Pay $820 on this debt ($1,000 minus $95 and minus $85). When highest APR pct interest rate card paid off, apply same $820, slightly more by time card balance paid off, PLUS $95 minimum you were paying to card with next highest APR pct interest rate. Apply $915/month to that card until card paidoff. When card paid off, apply $915/month PLUS $85 minimum you wre paying to card with lowest APR pct balance. Apply $1,000 to that card until paidoff. When last card paidoff, you are FREE of CC debts. Important; Do NOT payoff credit cards that have interest rate LOWER than interest rate of this loan. Reply optional. Lender 505570 Screen ID: USMC-RETIRED Virginia Beach, Va 07.15.2010	Thank you for this information. I had heard of debt snowballing but wasn't exactly sure how it worked.

Member Payment Dependent Notes Series 611771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
611771	$15,000	$15,000	8.88%	1.00%	December 31, 2010	January 8, 2014	January 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 611771. Member loan 611771 was requested on December 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,675 / month
Current employer:	costco wholesale	Debt-to-income ratio:	22.20%
Length of employment:	4 years	Location:	Knightdale, NC

Home town:
Current & past employers:	costco wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > i plan on paying off all of my credit cards so that i may be debt free. once i do that i can focus paying you guys back the money as quickly as possible especially with the bonus checks that i should be receiving within the next few months. my job is very stable and i am usually never late on my payments. i don't like owing money so i make it a habit to put a payment down everytime i get paid. thank you for the oppurtunity to allow me to receive the money to pay off my debt and i guarantee you i will not fall behind. i make 18.8 an hour along with a bonus check of 2500.00 every six months so paying you off should not be difficult since i am full time.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	36
Revolving Credit Balance:	$14,274.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at costco wholesale?	I am a gas station attendant at Costco wholesale. I provide member service to all the members that come by and buy gas along with doing maintenance at the pumps. I also provide safety towards the members by watching out for anything dangerous such as gas spills and those smoking at the pumps.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	1. net income is 3675.33 a month. 2. electric bill is 250.00 a month, car loan is 155.41 every two weeks, personal loan is 63.61 every two weeks, car insurance is 748.36 for six months coverage. 3. i will be paying off with my true earnings american express credit card that i owe 1200.00 with an interest rate of 14%, my usaa total rewards american express which i owe 6900.00 with an interest rate of 9.9% and my usaa total rewards mastercard which i owe 6900.00 with an interest rate of 9.0%. 4. i am the sole wage earner

Member Payment Dependent Notes Series 612752

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
612752	$10,000	$10,000	5.79%	1.00%	December 31, 2010	January 8, 2014	January 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 612752. Member loan 612752 was requested on December 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Columbia University	Debt-to-income ratio:	20.23%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	Columbia University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > My job is VERy stable. With over 17 years there. My monthly budget has a good surplus but the loan is needed to pay off a debt that my ex wife left me on one of my credit cards. Other than that I'm in good shape. I'd rather pay 5.79 % than 18+ %. Thanks for helping me out.

A credit bureau reported the following information about this borrower member on December 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$37,215.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. What do you do for Columbia University? How stable is your job? 2. Please list all of your debts, including interest rates, balances, and monthly payments, and say which you will be paying off with this loan. 3. Can you explain the delinquency from 38 months ago that appears on your credit report? Thanks.	I'm a Public Safety Officer with 17 years tenure. I need this loan to pay off my Citibank Mastercard which has a high interest rate of 18%. The delinquency from 38 months ago was a slip up from Verizon. I was never sent a final paper bill upon service termination which resulted in my account being tossed into collections. I successfully restored my credit score which had suffered due to this.
Your credit report shows around $37k in revolving debt, but this loan is only for $10k. What is the remaining debt? Can you list interest rates and monthly payments?	This loan amount will be added to my 2010 Income tax refund to pay off my Citibank Mastercard (12,400.00 bal 25.99%) and the difference is for my Chase Mastercard 22,500 bal 13.5%), i owe 2,100 from my eye surgery (Lasik) but its interest free...100 per month payment. I send Citi 600/mo and Chase 600 - 800/ mo. In jan when my wife starts her new job this debt will be ripped to shreds. Thanks for asking/ helping me.. Happy 2011!!!!!

Member Payment Dependent Notes Series 617211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617211	$12,000	$12,000	5.79%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 617211. Member loan 617211 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	ITI Inc	Debt-to-income ratio:	0.28%
Length of employment:	10+ years	Location:	Freeland, MI

Home town:
Current & past employers:	ITI Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I have a business card with AmEx. I bought some equipment for my business because they had a great 10% interest rate. I was using them in a "3-year" loan arrangement. After a year of making payments they raised the interest rates by a lot! I called them and they said they made a blanket change to all their business accounts and raised the interest rates to 15%. I have a perfect payment history, and I'd like to pay interest to lending club members instead of a cheating credit card company. So help me move my debt so I can pay you instead.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$467.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 617406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
617406	$15,000	$15,000	6.17%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 617406. Member loan 617406 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	ICF International	Debt-to-income ratio:	16.49%
Length of employment:	5 years	Location:	James Island, SC

Home town:
Current & past employers:	ICF International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,248.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for ICF International?	I am a software engineer. I work primarily on DoD websites and system integration projects.
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Net monthly after taxes, insurance, and 401(K) contribution is $2881. Housing costs: Fiance owns the house and is responsible for the mortgage, water, phone, and electricity. I put $500 in for rent as I cover cable, health insurance (taken out of pay), gas, groceries and anything that may come up (auto repairs, for example). So from my budget worksheet, monthly expenditures are: Student loan $150 Cable (satellite) $100 Cell phone $70 Car $335 (will be paid off in April) Credit card $400 (well above minimum-trying to pay off the remaining medical expenses from having the baby and this is the minimum I budgeted) Savings $300 (yes, I count this as a bill) Baby $250 (mostly formula and clothes-we use cloth diapers and I make homemade baby food out of the groceries) We do not have daycare costs as we arrange our schedules so someone is usually home with the baby. The grandparents also help periodically. Note that I do round up to the next $10 amounts on my bills-it makes it easier for me to budget and I like over-estimating my expenses. Anything that's left at the end of the month gets split between paying down the medical expenses from having the baby and savings at the moment. I hope that helps-please feel free to ask more questions if all this isn't clear.

Member Payment Dependent Notes Series 618422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618422	$3,250	$3,250	14.83%	1.00%	December 29, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 618422. Member loan 618422 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	walmart	Debt-to-income ratio:	23.43%
Length of employment:	3 years	Location:	lynwood, CA

Home town:
Current & past employers:	walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,303.00	Public Records On File:	1
Revolving Line Utilization:	83.70%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at walmart?	I collect carts from the parking lot.
Your income seems a little inflated. Lets use a general salary of $8 per hour...that means in order to make even a GROSS income of $1,917 a month you would have to work 240 hours a month which equals 60 hours per week.	i make $11:25 & recieve a bonus at the end of each quarter.

Member Payment Dependent Notes Series 618453

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
618453	$5,500	$5,500	6.54%	1.00%	December 29, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 618453. Member loan 618453 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Toyotetsu Texas	Debt-to-income ratio:	22.27%
Length of employment:	5 years	Location:	Somerset, TX

Home town:
Current & past employers:	Toyotetsu Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I've been at my job for the past five years. Throughout this time my goal has been to eliminate debt. I've managed to pay down some of my debt, but there are a few credit cards that I think I pay off sooner if I had a lower interest rate, which is why I decided to apply for this loan. I will be using these funds to pay off a line of credit with SACU (Balance $1000), GE Money account (Balance approximately $3000), and a credit card from Macy's (approximately $800). Once these are paid off I plan to close the accounts so that I can continue to pay down my debt until I am debt free. The great thing about consolidating these three items is that the payment for my loan with Lending Club is actually less than all three payments combined. I plan to continue sending the same amount as if I was paying each three creditors in order to pay off my loan sooner. Thank you.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,683.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Toyotetsu Texas?	I'm an Assistant Manager in the Human Resources department. I function as a generalist and deal with employee related issues and concerns, recruiting, benefits administration, investigations, etc.

Member Payment Dependent Notes Series 619662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619662	$10,000	$10,000	12.23%	1.00%	December 29, 2010	December 28, 2015	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 619662. Member loan 619662 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.50%
Length of employment:	n/a	Location:	KANSAS CITY, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,386.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	#1 Yes #2$0 as I paid cash for the house and no HELOC/secondaries of any sort exist.#3 $150,000
Employer or current source of income?	Social Security, investment and rental income sources.

Member Payment Dependent Notes Series 620600

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
620600	$17,000	$17,000	8.88%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 620600. Member loan 620600 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,016 / month
Current employer:	NYC Department of Education	Debt-to-income ratio:	15.18%
Length of employment:	8 years	Location:	New York, NY

Home town:
Current & past employers:	NYC Department of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > I have been a teacher in the NYC public schools for 8 years. I am a newly wed, and my husband and I are starting to talk about raising a family. I am hesitant to do any such thing while owing so much money that never seems to decrease no matter how frugal I've become, or how many extra hours I work. The loan from lending tree will save me approximately $7,000 on interest, it will set up a realistic monthly payment, and have an end date to it. I have never been late on a payment, since I was granted credit in college at 18 years of age. My debt has come from a variety of pleasures had in my youth. I saw credit as a way to attain things that were unattainable. It started with a coat here and shirt there, then quickly moved up to a means for traveling. I have gone to Paris, Cancun, Puerto Vallarta, Alcapulco, Bermuda, 4 Cruises, Miami, Dominican Republic, Puerto Rico, Ontario...and luckily I had the sense to stop once I moved out of my mom's apartment at 23. I moved out of my two bedroom apartment, which I shared with my older brother, mother, baby brother, and grandmother. I could not bear to share a bedroom with my grandmother, after returning from a dorm at SUNY Stony Brook. So after 2 years back, I went apartment hunting and furnished my apartment with everything a girl can dream of, with my $100,000 credit line from all the credit cards I had in my arsenal! Luckily I was smart enough not to cause irreparable damage (or was I?). So here I am today in this mess of debt. Although I see a light at the end of the tunnel, I cannot imagine supporting a child when I am so stressed out about all the interest I am accumulating on top of what ever I owe. My youthful pleasures are keeping me from the adult experiences I should have had; such as a wedding, trips with my husband, and just overall sanity. I really want to get rid of this money I owe the right way, and continue to exhibit the integrity and self respect I was raised with.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,255.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the NYC Department of Education?	I am a 6th and 7th grade Math teacher. I prepare a 90 minute day for each class of approximately 28 students.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	The debt consolidation loan will pay off three of my credit cards: 1.AMEX which has a 15.24% interest rate on $7,200, which has about $88 of interest a month. 2. Chase Visa which has a 13.24% interest rate on $3,800, which has about $43 of interest of month. 3. Discover Card which has a 12.99% interest rate on $5,600 which has bout $64 of interest a month. The rest of my debt comes from school loans and another credit card which I have a 3% interest rate for the life of the loan.
What is your net monthly income and your $ monthly costs (rent, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable as applicable)? Thanks for your answer to this Q.	I get approximately $3000 monthly from my full-time job.I pay $1070 for rent. If I were to get the loan from Lending Club, I will also be paying $540 in monthly installments. In addition the rest of my bills include: 1. Student loans: $150, 2. Credit Cards not consolidated by loan: $375 3. Transportation: $89 4. Cell Phone: $113. 5. The rest of the money goes to food expenses. Without the Lending Club loan, I am basically living check to check. I pay an extra $300 per month to cover the payments from the cards I plan to pay off.

Member Payment Dependent Notes Series 625299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625299	$12,000	$12,000	9.99%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 625299. Member loan 625299 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	Russ Reid	Debt-to-income ratio:	17.82%
Length of employment:	1 year	Location:	Sunland, CA

Home town:
Current & past employers:	Russ Reid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I'm a Network Administrator in CA that, last year, during the worst economic time, secured a far better paying job than had just recently laid me off. I also am able to put in a great deal of OT which has been a blessing. Because of ths, last year I put the pedal to the metal to pay off existing debt, ramping up my monthly payments and getting much of my unsecured debt paid off (excluding about 3k left on my Car loan). However, I was probably a bit overzealous. While the loans did get paid off, I used my cards to "make up the difference" and for some long-needed dental work. While I could ping away at the credit cards, I'd much rather pay Lending Club borrowers, especially because of the improved rate. I'll be closing one of the two cards, because they decided to chop off my very high maximum to $150 above my balance, and raised my rate to 24%! They no longer deserve my business. There is a third card, but it's Sears and only has my tires on it. I run that at $0 balance. I also have a Lending Club Investment account. I know what information is important, and I understand the caution and restraint required. Please know that I do not miss payments. I pay back all debt, and my technical skillset is such that I can work in any industry in any IT role. My current employer is doing well, though, posting record growth. There are also employees above and below me on the totem pole, so I feel very secure even if cuts were to be made. Thank you very much for your consideration. Please feel free to ask me any questions you may have. Borrower added on 12/29/10 > I'm working on submitting income verification at this time.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	78
Revolving Credit Balance:	$15,741.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 625430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625430	$21,250	$21,250	6.91%	1.00%	December 31, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 625430. Member loan 625430 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,255 / month
Current employer:	Civic Center, City of Marion, Illinois	Debt-to-income ratio:	24.56%
Length of employment:	10+ years	Location:	Marion, IL

Home town:
Current & past employers:	Civic Center, City of Marion, Illinois
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1976	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,017.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 626541

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626541	$5,500	$5,500	16.32%	1.00%	December 30, 2010	January 9, 2016	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 626541. Member loan 626541 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	University of Colorado	Debt-to-income ratio:	0.45%
Length of employment:	4 years	Location:	Boulder, CO

Home town:
Current & past employers:	University of Colorado
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$745.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the University of Colorado?	I'm a Research Scientist
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	(1) Research scientist in space physics and I work on a US government spacecraft mission. (2) Probably 3-4 years loans service.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	Hi, Thanks for the suggestion. I have emailed lendingclub to ask about how to provide information about my income. I'm waiting for a reply.

Member Payment Dependent Notes Series 626658

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
626658	$2,000	$2,000	6.91%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 626658. Member loan 626658 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Pinnacle West	Debt-to-income ratio:	16.54%
Length of employment:	5 years	Location:	Glendale, AZ

Home town:
Current & past employers:	Pinnacle West
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > Pay off Home Depot card. Borrower added on 12/27/10 > Pay off Home Depot Card

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,285.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 627810

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627810	$15,000	$15,000	6.91%	1.00%	December 31, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 627810. Member loan 627810 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Kitchen Cafe	Debt-to-income ratio:	24.51%
Length of employment:	< 1 year	Location:	Boulder, CO

Home town:
Current & past employers:	Kitchen Cafe
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > This is a debt consolidation loan. The purpose is to move all outstanding debts under one monthly payment and have them paid off in 3-years. My current debt has always been serviced on time and never delinquent. All accounts are current. Thank you. Borrower added on 12/30/10 > Thank you to all my current investors and future investors. Twenty more individuals and we will all benefit.

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,865.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 627937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
627937	$10,000	$10,000	16.32%	1.00%	December 29, 2010	January 2, 2016	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 627937. Member loan 627937 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Berlin Packaging	Debt-to-income ratio:	11.54%
Length of employment:	< 1 year	Location:	HOWELL, NJ

Home town:
Current & past employers:	Berlin Packaging
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,971.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Berlin Packaging and where did you work prior to that?	I am a buyer. I monitor our inventory to unsure we have the right products at the right price. Before I worked at Berlin Packaging, I worked at Bradco Supply as a buyer.
Please answer all 3 questions below: 1- What was the delinquency 19 months ago? 2- Your revolving credit is listed as undrr $3K, yet you request a 10K loan -- please explain the discrepancy. 3- For EACH debt you plan to pay off with this >18.5% LC loan, please provide the AMOUNT of that particular debt, the INTEREST RATE on that particular debt and the monthly payment. ALso, if ANY of them are under 18%, please provide a financially sound reason [i.e., something other than "I want to check fewer boxes each month on my bill-pay"] why you would rather pay LC more interest than the rate you are currently paying. Thanks.	1. I just referenced my credit report from March 2010 and see no delinquency dated June 2008 (19months ago). Overall I always pay my bills on time. 2. I have 5K on two credit cards with interest rates ranging from 25-30%. 3. With the remaining amount I plan on paying off my car loan and need another 5K to do so. The balance is 19,373.15, my monthly payment is $452.00 at an interest rate of 9.75%. I recently accepted a job just outside of NYC and will no longer need my car for transportation. ***Please note the LC loan I am applying for at 16.32% not 18.5%***
Why would you take out a loan at 16 % to pay off a loan at 9.75%?	I would rather pay down 5k at 16% versus 19k at 9.75%. That would save me $200 a month just in my car payment, not including car insurance ($175/ month), gas, tolls, and a New York City parking spot (about $500).

Member Payment Dependent Notes Series 628220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628220	$11,500	$10,325	5.42%	1.00%	December 29, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628220. Member loan 628220 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Structural Preservation Systems	Debt-to-income ratio:	3.02%
Length of employment:	9 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Structural Preservation Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > The home improvement I am doing is a small addition and bathroom remodel. I am self-perfoming the work for approximately $12,000 when it would cost at least $20k to hire it out. My job is very stable and I just received a bonus due to our success as a whole. My wife is a Ph.D. working in the field of cancer research and her income with mine adds up to over $130,000 per year.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,068.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Structural Preservation Systems and what do you do there?	SPS is a division of the U.S.'s largest specialty concrete repair company. I am a Project Manager and Estimator who supports all of the nationwide offices.

Member Payment Dependent Notes Series 628354

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628354	$21,000	$15,450	6.54%	1.00%	December 31, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628354. Member loan 628354 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	isoTree LLC	Debt-to-income ratio:	0.69%
Length of employment:	3 years	Location:	Charlotte, NC

Home town:
Current & past employers:	isoTree LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I would like a loan to take care of the medical expenses for dental work that I have incurred and will continue to undergo in the next year. The work includes braces, root canals, retainers, dental implants and crowns. This work is necessary due to a birth defect from which I am suffering, and I would like to be able to finally fix it in 2011. I am a responsible borrower, and have been working with my latest employer for the last three years. Despite a relatively small salary, I have very few monthly expenses as I currently live with family. My monthly commitments are limited to phone and internet expenses, and I will be more than able to pay the monthly statements on time. I intend to pay off the entire loan in less than 20 months.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$782.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at isoTree LLC and where did you work prior to that?	I started with isoTree three years ago as a marketing analyst. I have been promoted to project manager last year. Prior to working with isoTree, I was a college student. Please let me know if you have any further questions.

Member Payment Dependent Notes Series 628376

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628376	$11,000	$11,000	12.98%	1.00%	December 31, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628376. Member loan 628376 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Pulte Homes	Debt-to-income ratio:	5.96%
Length of employment:	10+ years	Location:	Germantown, MD

Home town:
Current & past employers:	Pulte Homes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	19
Revolving Credit Balance:	$2,967.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1) I am a Systems Engineer with a large corporation responsible for hardware, software, servers, network connectivity and the like for several locations in the DC Metro area. 2) I anticipate servicing this loan for the full 5 year term. 3) If loan is 60% funded then I will most likely accept as long as APR and resulting monthly payment is acceptable. Thanks for your service to U.S.A.!
Would you please provide some details for the need for the loan? Thank You	Loan will be used to pay for legal expenses. I need to retain a lawyer to assist me with negotiating an agreement to modify my current child visitation schedule with my ex-spouse. Thanks for the question!

Member Payment Dependent Notes Series 628699

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
628699	$20,000	$20,000	9.99%	1.00%	December 29, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 628699. Member loan 628699 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,676 / month
Current employer:	n/a	Debt-to-income ratio:	15.58%
Length of employment:	n/a	Location:	Ravenswood, WV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Using the funds to consolidation credit card debt to one payment. Have never miss a payment. Retired from the US Postal service, good income.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1976	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,029.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the creditor, balance, interest rate and current monthly payment you make to each account you intend to pay off using the funds from this loan.	Ravenswood Federal Credit Union, $9021, 9.9%, ($265/mo.) Citi, $6960, %9.9, ($140/mo.) Chase, $3219, %7.9, ($75/mo.)
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Retired from U.S. Postal Service

Member Payment Dependent Notes Series 629090

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629090	$25,000	$19,000	9.62%	1.00%	December 31, 2010	December 21, 2013	December 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629090. Member loan 629090 was requested on December 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,083 / month
Current employer:	Phoenix Childrens hospital	Debt-to-income ratio:	6.30%
Length of employment:	3 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Phoenix Childrens hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,596.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer who pays you $37,083 PER MONTH gross income? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service (active status) loan before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) 465 loans listed today. Not all loans will be 100 pct funded, especially sizes $15K - $25K. Loan 60 percent, and more, funded, when 14-day listing expires, is automatically eligible to be issued. When listing expires, if loan is 60 percent plus funded, will you accept partially funded loan? (Funding pace quickens closer the loan becomes to expiration. More advantageous to accept partially funded lower APR loan and pay off higher APR debts. After 6-months making payments on time, borrower can automatically relist loan for any unfunded $ balance.) Best wishes that your loan is quickly 100 percent funded. Lender 505570 USMC-RETIRED.	1. Work for Phoenix Children's Hospital as staff physician. 2. Depends on loan amount but expect less than 3 years.
Hi. You don't address the nature of the medical expenses. I would like some assurance that the treatment/procedure will not affect your employment and income. Has the treatment/procedure taken place? Is this expense part of the Revolving Credit Balance? I don't fund many $25k loans so your indulgence is appreciated. Thanks!	This is a medical expense for our child who needs a special therapeutic boarding school at this time.
Can you answer the 3rd part of the first question? Will you accept a partial funding? Also Income/Debt ratio makes no sense. You make over $440,000 a year and need a 25k loan? I'm certain your taxes/expenses as a physician are very high, but perhaps more explanation would be beneficial.	Thanks for your question. The estimated costs of evaluation, treatment and special schooling for my son will be 100,000+ dollars this next year. There are no State funds or programs available. Medical insurance for psychiatric and behavioral therapy is limited. Multiple lenders will not refinance our home in Arizona as all property values have dropped another 25%. We are considering all sources to offset the costs. We would consider partial funding.

Member Payment Dependent Notes Series 629141

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629141	$18,000	$18,000	6.54%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 629141. Member loan 629141 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	County of Orange	Debt-to-income ratio:	3.77%
Length of employment:	10+ years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	County of Orange
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I am an Registered Nurse with 10+ years of employment in the same solid nursing position.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,459.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the County of Orange?	I am employed by them as an RN.

Member Payment Dependent Notes Series 629660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
629660	$13,000	$13,000	9.99%	1.00%	December 29, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 629660. Member loan 629660 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Wells Fargo Bank	Debt-to-income ratio:	19.73%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Wells Fargo Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > My total household income is $68,000 annually.

A credit bureau reported the following information about this borrower member on December 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	27
Revolving Credit Balance:	$15,240.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wells Fargo Bank and where did you work prior to that?	Type your answer here. Hello CritcalMiss. I am currently a personal banker at Wells Fargo and have been for past 17 months. I was a senior mortgage loan officer for several years previous to that. Please let me know if you have any addtional questions. Thank you.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I owe $7000 to Chase. monthly payment $150 interest rate 21.99% And I owe Citicards $8557.92 monthly payment: 252.25 interest rate: 21.99%. If my loan is funded I plan to pay off the Chase card an put the remaining amount to the Citicard account. I am currently making the payments and have not been late but I see no end with the rates being what they are. Thank you for your consideration and any and all help is greatly appreciated.
Please list the balances and interest rates of the debts you want to consolidate.	I owe $7000 to Chase. monthly payment $150 interest rate 21.99% And I owe Citicards $8557.92 monthly payment: 252.25 interest rate: 21.99%. If my loan is funded I plan to pay off the Chase card an put the remaining amount to the Citicard account. I am currently making the payments and have not been late but I see no end with the rates being what they are. Thank you for your consideration and any and all help is greatly appreciated.

Member Payment Dependent Notes Series 630278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
630278	$4,400	$4,400	14.09%	1.00%	December 30, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 630278. Member loan 630278 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	City of Leesburg Gas Dept.	Debt-to-income ratio:	19.55%
Length of employment:	< 1 year	Location:	Leesburg, FL

Home town:
Current & past employers:	City of Leesburg Gas Dept.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > Looking to consolidate several smaller balance credit cards to simplify my monthly payment plan and take the cards out of the equation and avoid temptation. A step forward toward a debt-free me.

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,536.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Leesburg Gas Dept. and where did you work before that?	I'm a utility locator currently. I previously worked for the fire department in leesburg ~6 months before budget cuts forced them to lay me off. Prior to that I worked for Publix supermarkets ~6 years.

Member Payment Dependent Notes Series 631207

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631207	$25,000	$25,000	14.83%	1.00%	January 4, 2011	December 24, 2013	December 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631207. Member loan 631207 was requested on December 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	CloudCrowd	Debt-to-income ratio:	15.10%
Length of employment:	< 1 year	Location:	san mateo, CA

Home town:
Current & past employers:	CloudCrowd
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/10/10 > Hello, I will be using these funds to close out higher interest rate credit cards that will lower my monthly payment substantially. I took out these higher interest cards during the downturn to cover expenses incurred due to short period of unemployment. I have always paid my loans off, never had any bankruptcy or chargeoffs. I have a good income but the high interest rates Im paying are a big burden.

A credit bureau reported the following information about this borrower member on December 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	21
Revolving Credit Balance:	$38,446.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CloudCrowd and where did you work prior to that?	Senior director of business development. Prior to that was president/CEO of my own company for 10 years. Hit a rough spot during the downturn and had to cover some large expenses.

Member Payment Dependent Notes Series 631336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631336	$5,000	$5,000	5.79%	1.00%	December 31, 2010	December 27, 2013	December 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631336. Member loan 631336 was requested on December 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	gloucester city nj	Debt-to-income ratio:	10.86%
Length of employment:	4 years	Location:	gloucester city, NJ

Home town:
Current & past employers:	gloucester city nj
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/13/10 > vacation fishing in florida

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,857.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for gloucester city nj?	I am a community relations specialist.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1 no 2Yes myself and wife 3yes 80,000 4195,000 5 40yrs

Member Payment Dependent Notes Series 631809

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631809	$25,000	$25,000	10.36%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 631809. Member loan 631809 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	The Methodist Hospital	Debt-to-income ratio:	24.56%
Length of employment:	10+ years	Location:	Friendswood, TX

Home town:
Current & past employers:	The Methodist Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,554.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I am a neuro ICU RN with current employer 12 1/2 yrs. Total RN time 42 yrs. Prefer total amount with pay off in 3 years.Acceptance of partially funded loan depends on amount funded.

Member Payment Dependent Notes Series 631870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631870	$25,000	$25,000	17.43%	1.00%	December 30, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 631870. Member loan 631870 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,750 / month
Current employer:	Timoney Knox LLP	Debt-to-income ratio:	7.61%
Length of employment:	4 years	Location:	WAYNE, PA

Home town:
Current & past employers:	Timoney Knox LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > For Child Custody Matter Borrower added on 12/28/10 > I want to clarify I have been an attorney for 19 years, just 4 at the most recent firm. This firm allows me the flexibility to be a full time parent, and keep my career.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	33
Revolving Credit Balance:	$14,384.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Timoney Knox LLP?	Type your answer here.I am an attorney in the estate department.
Attorney, My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	U.S. Marine, Rtd - Thank you for your questions. I selected the 5 year period so I would be able to make the payments. I hope to pay it off is less time, but can't be sure, if I could do it in half the time I would be satisified. I would accept a 60% funding, I do need the full amount but I would be grateful for a partial loan. Hope this answers your questions, if not please ask more.
1. Please itemize your monthly expenses for us (e.g. rent, utilities, etc.) 2. You're currently showing approximately 14K in outstanding debt. I need you to itemize that -- who do you owe, what is the APR, and what kind of payments are you making each month to that debt. 3. You're showing a delinquency 33 months ago. What happened?	Type your answer here. My rent is $1850.00 per month, The 14K debt is credit card debt I got as part of my divorce, it has a 17% interest rate. I pay $600 a month on that (min is around $300). The delinquency was due to my ex not making payments she was supposed to be making. I was paying hefty support and alimony and she was supposed to pay the bills out of thr alimony, and since the bills went to her I did not know they were late.

Member Payment Dependent Notes Series 631926

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
631926	$25,000	$25,000	20.77%	1.00%	December 31, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 631926. Member loan 631926 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	9.03%
Length of employment:	2 years	Location:	Dacula, GA

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > Purpose of loan: This loan will be used to… To advertise a virtual medical equipment expo that connects sellers and buyers through built in tools such as videos, real-time video chat, webinars and links to their existing websites. Medical equipment suppliers pay a yearly fee for a booth in the expo, thus producing the revenue to pay back this loan that will be used in a multi-channel advertising campaign to reach them. My financial situation: I am a good candidate for this loan because… I am currently an technology consultant with a top 5 consulting firm in the US. I am an entrepreneur and PMP-certified project manager with over 15 years experience. My team and I have strong management and operational experience in the medical and technical industries. We've already invested to get the business started. Now we need capital for a robust advertising campaign. Will you help us? Monthly net income: $ 6605 Monthly expenses: $ Housing: $ 1145 Insurance: $ 175 Car expenses: $ 725 Utilities: $ 270 Phone, cable, internet: $ 290 Food, entertainment: $ 1000 Clothing, household expenses $ 300 Credit cards and other loans: $ 650 Other expenses: $ 715

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	81
Revolving Credit Balance:	$14,019.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have a first and second mortgage with a balance totaling $122,000 and the market value of my home is $130,000. I do not have a home equity line of credit (HELOC).

Member Payment Dependent Notes Series 632097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632097	$13,000	$13,000	6.54%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 632097. Member loan 632097 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Portsmouth City School District	Debt-to-income ratio:	11.04%
Length of employment:	10+ years	Location:	Portsmouth, OH

Home town:
Current & past employers:	Portsmouth City School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/10 > I need to add that I have been with my employer for 22 years, have a very stable job and income, I am a single father with 2 sons who live with me full time, one in high school and the other entering his 2nd quarter of college. I incurred expenses with getting all of the preparations for his senior year and getting him into college, was fully anticipating his mother's assistance as ordered by the court, but to date have not received any. Not bashing or asking for sympathy, just stating a fact that may helpful as you consider my request. Thanks for your interest.

A credit bureau reported the following information about this borrower member on December 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	55
Revolving Credit Balance:	$14,089.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all debts you have, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan. What is your job, and how stable is your income?	Credit Card with 11.99% 5,800 balance, credit card with 12.49%, 6,300 balance. I will be paying both of these off. I'm a single father with two sons, one who is entering his 2nd quarter of college, and the other is a freshman in High School. I had to use credit cards to finance parts of the expenses with my son's Sr year and his first quarter of college. If you'd like to know any more, please let me know. Thanks for your interest and believing in me.

Member Payment Dependent Notes Series 632614

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632614	$7,000	$7,000	12.61%	1.00%	December 30, 2010	December 26, 2013	December 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632614. Member loan 632614 was requested on December 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,584 / month
Current employer:	wkp laboratories	Debt-to-income ratio:	4.97%
Length of employment:	3 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	wkp laboratories
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	46
Revolving Credit Balance:	$6,021.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is wkp laboratories and what do you do there?	wkp laboratories is a fully accredited asbestos analysis lab and environmental services we specialize in environmental inspections and all kind of asbestos and mold and environmental hazardous related jobs and asbestos analysis.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	the total balance for the loan is 260000 and the value is 350000 the is also a 2 family where I'm getting 950 for the rental

Member Payment Dependent Notes Series 632616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632616	$20,000	$20,000	18.54%	1.00%	December 29, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632616. Member loan 632616 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	HCR Manorcare	Debt-to-income ratio:	17.25%
Length of employment:	6 years	Location:	Plainfield, IL

Home town:
Current & past employers:	HCR Manorcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > Will use the funds for credit card payments...mostly incurred in the past 2 years...Family from my home country got flooded and we literally rebuilt our house, Dad also had bypass surgery and I have to help my family. Usually not fond of credit cards...but I have no choice. I have a very stable job in a very stable company (Director of Rehab/Physical Therapist) and I know I could pay this amount. Just want to get back on track. Ask me questions and ill answer them the best I can. Thank you

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,979.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debts you wish to consolidate. Secondly, what is your position with HCR Manorcare? Thanks for your cooperation.	Director of Rehab/Physical Therapist
I'm very interested in helping to fund your loan, but please contact Lending Club at support@lendingclub.com to verify your income. They will have you submit proof of income, etc. and your loan is much more likely to be fully funded. Thanks!	I just faxed paystubs and email lending club my employers contact no and HR contact to verify my employment.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My house loan is 334,000 and its current value since last appraisal was 342,000. No HELOC taken out .
I hope it is not the case, but if your loan does not fully fund will you still accept the loan?	It depends on how much it is funded. Once its close..Ill evaluate and see what my options are. Thanks
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Realistically..I want to pay it off in 3 years. I know its the holiday...And my chanced to get it funded is not high. Ill see after the 14th day and will look at my options. Thanks
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	This loan is enough to pay my credit cards accrued because of tragedies that struck my family back home in the Philippines. I pay my bills on time...just want to get back on track. Thanks

Member Payment Dependent Notes Series 632923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
632923	$3,375	$3,375	14.83%	1.00%	December 31, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 632923. Member loan 632923 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	BAE Systems	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	Hertford, NC

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > Need a Fence for my dogs at our new house

A credit bureau reported the following information about this borrower member on December 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	66
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.1- total balance is 93,456.00 2-106,000.00 value

Member Payment Dependent Notes Series 633221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633221	$8,500	$8,500	6.91%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 633221. Member loan 633221 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	CareFirst Pharmacy	Debt-to-income ratio:	20.26%
Length of employment:	3 years	Location:	HAZLETON, PA

Home town:
Current & past employers:	CareFirst Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	30
Revolving Credit Balance:	$9,305.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 633287

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633287	$11,000	$11,000	6.91%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 633287. Member loan 633287 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	Vertical Searchworks	Debt-to-income ratio:	12.27%
Length of employment:	< 1 year	Location:	Vista, CA

Home town:
Current & past employers:	Vertical Searchworks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I got some CreditCard debt when we had our third child. I just need to get interest rate down from 15%. I have budgeted ~20% over payments, and have been paying this amount to the cards for the last few months.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,764.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 633329

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633329	$15,000	$15,000	15.95%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 633329. Member loan 633329 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,792 / month
Current employer:	US Department of Homeland Security	Debt-to-income ratio:	12.24%
Length of employment:	5 years	Location:	ARLINGTON, VA

Home town:
Current & past employers:	US Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	54
Revolving Credit Balance:	$8,212.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
When I look at your request, I wonder why someone with an $8000 monthly income, and a revolving credit balance of about $8000, would ask for a $15,000 loan at 16% interest? Can you give any more details on your request, a description of the loan, and why you need it?	Thanks for asking. It's a very valid question. I'm 33 yrs old have a very secure great job with DHS but since college it feels like I have been "robbing Peter to pay Paul" so to speak. I have been playing the catch up game and it has gotten old. I have several high interest commercial credit cards, all with fairly small balances but they add up. One consolidated payment would be ideal. Even at 16% interest i would be paying less in the long run to get this debit covered. In addition to the $8200 in revolving credit, I am anticipating owing $2000ish in taxes this year. I plan to pay that off with loan funds. My older brother and I are also helping my mother make ends meet. We recently moved her to Charlotte NC, where he lives. She is single and on Soc Sec disability, $656 per month, which is not much to live on. We both help her out as much as we can but since I've been playing the catch up game with my personal bills, I"m not able to help as much as I know I finaincially should be able to. The extra funds requested in this loan would honestly be a cushion for me if anything came up with her. With my income I will have no problem paying the monthly payment and paying off the debt. The prupose for this loan is to make my life simpler, pay off my debt, and really get my finances and savings going in the right direction. Hope this answers some of your questions. Please free to ask if you would like to know anything additional.

Member Payment Dependent Notes Series 633458

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633458	$12,000	$12,000	13.72%	1.00%	December 29, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633458. Member loan 633458 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	St Lucie County Fire District	Debt-to-income ratio:	19.55%
Length of employment:	7 years	Location:	PORT SAINT LUCIE, FL

Home town:
Current & past employers:	St Lucie County Fire District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	39
Revolving Credit Balance:	$7,661.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, Sorry about the delay, I have been out of town. The balance on my mortgage loan is 104,000. The current value is approx. 115,000. I am not sure what HELOC is. Thanks, Keith
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Hello, Sorry for the delay in answering. No my position at my employer is no a temp job. It is a full time job which I hope to retire from in about 15 years. I am looking to pay the loan off in about 3-4 years. Thank you for your service. Thanks and Happy Holiday's Keith
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes the title to my home is in my name only. The total balance is 104000 and the home is worth 115,000. I am not sure what HELOC stands for. Thanks, Keith
Please list the balances and interest rates of the debts you want to consolidate.	6000 at 18.99% 3000 at 19.99% 2500 at 14.99%

Member Payment Dependent Notes Series 633487

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633487	$20,000	$20,000	6.91%	1.00%	December 29, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633487. Member loan 633487 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Letica Corporation	Debt-to-income ratio:	19.81%
Length of employment:	5 years	Location:	New Baltimore, MI

Home town:
Current & past employers:	Letica Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,897.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Letica Corporation and what do you do there?	Type your answer here. Letica Corporation is a Rigid and Foodservice Container Manufacturing company with 13 plants and a Corporate Tech. Center. I currently work at the Tech Center as an Automation Engineer responsible for the design and programming of the automated machinery. We are extremely busy. The purpose of the loan is to buy a forclosed house that is cash only, I have most of the money, the loan is to make up the difference. I have short window to purchase this home.

Member Payment Dependent Notes Series 633533

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633533	$4,800	$4,800	6.17%	1.00%	December 29, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633533. Member loan 633533 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,894 / month
Current employer:	US Military	Debt-to-income ratio:	14.98%
Length of employment:	8 years	Location:	San Antonio, TX

Home town:
Current & past employers:	US Military
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Time Share interest rate over 17%. Need loan to reduce interest rate and put more money back in my family's pocket.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	7
Revolving Credit Balance:	$10,480.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please comment on your delinquency 7 months ago. Thank you.	Not sure exactly what you're referring to. Please be more specific
On your note listing, under the "Credit History" section, all potential investors in your note can see that according to your credit report you have had 1 delinquency in the last 2 years, and that occurred 7 months ago. Please explain why you were delinquent on a past payment. If you have no idea what this refers to, I strongly suggest to you order a copy of your own credit report and figure out what's going on. Many investors on LendingClub will not be willing to fund your loan when they see you have been delinquent on a previous loan payment only a few months ago.	Even looking at the credit report I'm not quite sure what this was, but I got back from a deplyment in mid-March. The card is closed and the balance is 0.

Member Payment Dependent Notes Series 633856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633856	$20,000	$16,200	6.91%	1.00%	December 29, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633856. Member loan 633856 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Ford motor company	Debt-to-income ratio:	12.60%
Length of employment:	10+ years	Location:	Sterling heights, MI

Home town:
Current & past employers:	Ford motor company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/14/10 > This loan is to consolidate all my credit cards. I will pay off the loan in less than the defined 36 months Borrower added on 12/21/10 > I have not defaulted a single monthly payment. I have a very steady job as a mechanical engineer for Ford Motor Company. I have been working for the last 12 years here. The EMI's are very affordable and are well within my monthly budget. Consolidating the credit cards into one single loan would help me save a lot each month.

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,812.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Ford motor company?	Safety Engineer
What is your monthly mortgage payment?	My monthly mortgage is $1205.00

Member Payment Dependent Notes Series 633860

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633860	$23,000	$23,000	12.61%	1.00%	December 31, 2010	January 1, 2016	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 633860. Member loan 633860 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,511 / month
Current employer:	The WellPoint Companies Inc	Debt-to-income ratio:	12.87%
Length of employment:	7 years	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	The WellPoint Companies Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,862.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 457 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I am a claims representative for a health insurance company. I choose the length of 5 years to have a little financial flexibility but I do intend to pay it off sooner rather than later within 4 years. If it is partially funded, I would accept it if the terms of the loan were reasonable. I hope this helps. Thank you for your service and season greetings to you and yours.
Please list the balances, APRs, and monthly payments on the debt you intend to consolidate with this loan. Thanks!	Hi. Sorry, but I can not give out that information due to identity theft concerns.
You do not need to identify the card. You can respond by stating "Card A $9,000 15.99% $300" and so on. Lenders like to have some idea of how replacing your credit card debt with this loan will fit into your financial picture.	Card A $4853.36, $104.00, 14.99% Card B $2141.41, $ 40.00, 12.24% Card C $7692.57, $172.00, 14.24% Card D $3455.02, $ 69.00, 12.99% Card E $3414.04, $ 80.00, 24.24%
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. $450.00 rent, $126.00 car insurance, $26.72 electricity, $28.67 gas apt, $30.47 phone, $34.99 gym, $79.42 cell phone and $53.53 directv. 2. The debts have been answered in another investors question. 3. I am the sole wage earner.

Member Payment Dependent Notes Series 633868

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633868	$18,000	$12,425	6.17%	1.00%	December 29, 2010	December 28, 2013	December 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633868. Member loan 633868 was requested on December 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,864 / month
Current employer:	FDA/NCTR	Debt-to-income ratio:	4.16%
Length of employment:	10+ years	Location:	Sheridan, AR

Home town:
Current & past employers:	FDA/NCTR
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1974	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for FDA/NCTR?	IT Network Specialist
What is your major purchase?	We have own two Marriott timeshares. one in Hawaii and one in Orlando, FL. We just purchased an additional week and put it on our Marriott credit card to get the points(points can be converted to airline tix & hotel stays.) Naturally I'm wanting to avoid the high interest rate(13.24%) on the card.
Does your spouse work and if so how much does he/she make each month? What are your major monthly expenses (e.g., mortgage, credit card payments, car loans, student loans, child care, medical, etc.). Please include approximate values (e.g., mortgage - $x,xxx.	Yes, $8,800/mo, bike payment $251.74/mo, House $405.87/mo, Discover financial $367.26/mo no car payments, no credit card payments. 48K left on mortgage. 14K left on bike. 5K left on Discover.

Member Payment Dependent Notes Series 633876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633876	$10,000	$10,000	10.36%	1.00%	December 31, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 633876. Member loan 633876 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	boston home infusion	Debt-to-income ratio:	15.62%
Length of employment:	10+ years	Location:	EAST WALPOLE, MA

Home town:
Current & past employers:	boston home infusion
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > Using this loan to pay off a higher interest loan,credit card, and car Borrower added on 12/21/10 > I would consider my a good borrower because I have always repaid any debts I have had. I am a homeowner and have been with the same employer for the past eleven years.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	49
Revolving Credit Balance:	$2,923.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	I currently work as a medical technician,setting up oxygen and medical equipment in people's homes. I hope to have the loan paid off in 4 to 5 years
Please list balances, APRs, and monthly payments on the debt you are consolidating with this loan. Thanks!	Type your answer here. I have debt that I can consolidate with this $10,000 loan which will be at a lower interest rate and overall lower monthly payment

Member Payment Dependent Notes Series 633991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
633991	$5,000	$5,000	9.99%	1.00%	December 30, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 633991. Member loan 633991 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Celcite Solutions Inc	Debt-to-income ratio:	6.93%
Length of employment:	2 years	Location:	Dublin, CA

Home town:
Current & past employers:	Celcite Solutions Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Personal loan for wedding

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,708.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Celcite Solutions Inc and what do you do there? Where did you work prior to that?	Celcite Management Solutions is a Wireless Consulting Service. http://www.celcite.com I am working as consultant to AT&T Mobility via Celcite. I used to work for a similar company prior that - LCC International - http://www.lcc.com/
Congratulations! I have the following questions: 1. Does your (future) spouse plan on working after the wedding? 2. What exactly are the 9K to be used for? Dress, Reception, Honeymoon? Are you getting financial support from anyone else?	Yes... my spouse does plan to work. The 9K would mainly used for Reception...

Member Payment Dependent Notes Series 634004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634004	$13,000	$13,000	6.91%	1.00%	December 29, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634004. Member loan 634004 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,100 / month
Current employer:	Winn Dixie	Debt-to-income ratio:	5.03%
Length of employment:	5 years	Location:	Ocoee, FL

Home town:
Current & past employers:	Winn Dixie
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > this loan is to pay off higher apr interest rate cards

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,010.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
After examining your credit history it appears that you only having a revolving credit balance a little over 7,000. Could you please explain how the 13,000 dollars would be spent?	Type your answer here. This loan is to payoff me n my wife's credit cards. I will payoff this loan in 3 years or less n be able to put the extra cash flow in my bank for a rainy day. I have a very stable work history n currently doing 2 jobs. As you noticed I am very resposible with my debt. Hope this help

Member Payment Dependent Notes Series 634017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634017	$2,500	$2,500	12.98%	1.00%	December 31, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634017. Member loan 634017 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Cline Davis and mann	Debt-to-income ratio:	3.52%
Length of employment:	1 year	Location:	Ewing, NJ

Home town:
Current & past employers:	Cline Davis and mann
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > This loan would be used to pay of medical bills accrued when my husband was without medical insurance and the cost of legal fees associated with maintaining custody of my stepdaughter.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	29
Revolving Credit Balance:	$7,071.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Hi, I am looking for this loan to consolidate debt paid by credit cards regarding medical bills accumulated without medical insurance as well as the cost of a custody fight between my husband and his ex-wife. I work as a Quality Assurance Analyst and have been with the same company for 3 years. I am the sole supporter of myself, my husband, and my stepdaughter. Other than the unexpected custody battle and previous medical bills, there is no debt and we live well within our means. Thank you for your consideration.

Member Payment Dependent Notes Series 634029

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634029	$2,500	$2,500	5.79%	1.00%	January 4, 2011	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634029. Member loan 634029 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	broward sheriffs office	Debt-to-income ratio:	14.70%
Length of employment:	8 years	Location:	davie, FL

Home town:
Current & past employers:	broward sheriffs office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I am a quicker loan payer and lower interest rates help me toward my goal of consolidating and paying bills Thank You

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,390.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, please list number of credit card that you are not going to close by this loan. 2. Your position at current company 3. Anyone who you need to financially support, for example, your parents, your spouse and your children. 4. Itemized revolving balance 5. Itemized monthly expense Thank you for answering my questions.	Type your answer here. 1 this loan is to pay off 2 credit cards that have 9% rate. 2 I am a Community Service Aide for law enforcement with Broward Sheriffs Office.3 I have one child.4 my revolving credit card bill balances total $12,900.5 my rent is $620. a month. phone bill is $80.00 for 2 phones a month. gas is about $55. a week. food about $75.00 a week. vehicle insurance is $125. a month.

Member Payment Dependent Notes Series 634073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634073	$17,000	$17,000	9.62%	1.00%	December 29, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634073. Member loan 634073 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Repeat Business Systems	Debt-to-income ratio:	7.35%
Length of employment:	10+ years	Location:	Round Lake, NY

Home town:
Current & past employers:	Repeat Business Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Need a loan for new heating system

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	36
Revolving Credit Balance:	$9,179.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here. I am a sales rep for Repeat Business Systems here in Albany NY (15 yrs). I am looking for a 5 year term, but will most likely pay this off with in 3 yrs. I am open to the possibility of accepting a partially funded loan. Thanks, Matt
What type of home improvments are you planning?	Type your answer here. Energy efficient heating and air conditioning

Member Payment Dependent Notes Series 634078

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634078	$25,000	$25,000	17.43%	1.00%	December 29, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634078. Member loan 634078 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Summerlin Hospital	Debt-to-income ratio:	10.31%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Summerlin Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > Trying to get rid of my credit card debt by having one loan and one payment with an end in sight.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,200.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	Hospital Controller, Manage a staff of 7 Accountants, AP, Payroll, Budgets, Etc. I have been in Healthcare Accounting since 1994, Progressed from Accounting Clerk, Staff Acct, Senior Acct, Acct Mgr, Asst Controller and Now Controller the last 8 months. I was with my previous company since 2001 but decided to leave for a promotion from Assistant Controller to Controller.
Please detail balances and APR of your credit cards. Thanks	All of the APR's are 21%-27%, I have tried working with them to reduce APR's to pay off these cards but no one is willing to reduce the APR's. 4,805.00 3,330.00 4,890.00 5,865.00 2,425.00
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 457 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps portion, or all, 12/23 to 01/02 Holidays; usually fundings slowest time. Loans that 60 percent plus funded when their time expires automatically are eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept a partially funded loan? (Advantageous accepting partially funded, lower APR interest loan and pay off portions higher APR interest debts. After 6-months on time payments, automatically are eligible to relist loan for unfunded $ amount or list new loan.) Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED; Virginia Beach, VA.	1. I want the option to pay for 5 years but I am going to aim to pay off in 3 years or less. 2. I will consider a partially funded loan and relist the loan after 6 months. Thank you, I also hope my loan is 100% funded, Merry Christmas and Happy New Year!
Get your income verified with LC contact them for details loan will go much faster. good luck	I sent in the requested income documents within the the first 3 days of my loan request.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	I sent in the required income documents during the first 3 days of my loan request.

Member Payment Dependent Notes Series 634087

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634087	$12,000	$8,525	6.17%	1.00%	December 29, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634087. Member loan 634087 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Maricopa County Internal Audit	Debt-to-income ratio:	18.26%
Length of employment:	2 years	Location:	Mesa, AZ

Home town:
Current & past employers:	Maricopa County Internal Audit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > I have two credit cards from my divorce I have been paying on for the last two years with little results because of high interest rates. I would like to combine them into a loan to get lower interest rates and pay the balances off more quickly. I would like to pay them off as soon as possible and am able to make more than the minimum payment stated in this loan. Thank you.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,656.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 634114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634114	$21,000	$13,200	6.17%	1.00%	December 30, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634114. Member loan 634114 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,350 / month
Current employer:	DOD-US Army Corps of Engineers	Debt-to-income ratio:	16.20%
Length of employment:	10+ years	Location:	Louiville, KY

Home town:
Current & past employers:	DOD-US Army Corps of Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > Note: I've been paying $800 per month for son's therapy. A few unexpected emergencies (inpatient hospitalizations for son) put a dent in the budget. A monthly payment of $700 or so will be already in the budget. This loan will allow for extended inpatient therapy with an academic twist for son - therapist bill would then be eliminated for duration of loan.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,383.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help, but first have a few questions. I feel other lenders will be interested also. What is the combined income of your household? Please would you tell us about yourself, your work, and explain what exactly this loan is for. Please list amounts of every debt you have (credit card, auto, mortgage, HELOC, student loan, medical and so on). Please list amounts of any savings you may have (non-retirement and retirement accounts). Will you have payments for this loan automatically made from your bank or will you pay manually every month?	Type your answer here.Combined income: 100,000; monthly payments: medical: 720; mortgage: 1487; car 1 387; car 2 about 400/ debt amounts: credit card 4000; Am Gen Fin loan: 10000/ other: savings: 300; checking: 1200; will pay off credit card debt upon receipt of income tax return. Payments will be debited automatically from checking

Member Payment Dependent Notes Series 634140

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634140	$12,000	$12,000	9.25%	1.00%	December 31, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634140. Member loan 634140 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Cornell Cooperative Extension Albany Cou	Debt-to-income ratio:	3.63%
Length of employment:	7 years	Location:	Grand Gorge, NY

Home town:
Current & past employers:	Cornell Cooperative Extension Albany Cou
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,245.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debts you plan to consolidate with this loan.	I would like to consolidate several credit card bills, a car loan, pay for vehicle repairs and maintenace to pass inspection, and also pay for fuel oil to heat my home. This would lower my monthly output of payments and make them more managable til my girlfriend is out of school (studying to be a Medical Assistant) and back to work full time.

Member Payment Dependent Notes Series 634152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634152	$15,000	$15,000	6.91%	1.00%	December 30, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634152. Member loan 634152 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Microsemi	Debt-to-income ratio:	9.70%
Length of employment:	5 years	Location:	sunnyvale, CA

Home town:
Current & past employers:	Microsemi
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Credit card refinancing BofA 14.99% Chase 14% Discover 16.24% I want to get out of debt at a lower interest rate.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,717.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Microsemi?	My official title is Material handler 7 and I receive and move integrated curcuits and wafers as well as all our incoming Fedex,UPS and DHL shipments.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Question's1:yes and 500.per month, close 2 of three. 2:buying items with the credit cards. 3:see the previouse question from CriticalMiss at lending club. 4:I have been in the semiconductor bussines for 10 years. 5:Rent $400 Internet $60 insurance car van motercycle70. 6:No 7:yes the home owner and yes house payments.
What is your net monthly income and your $ monthly costs (rent, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	monthly income $4000 and your $ monthly costs (rent $400, Included utilities, 70 a month car/van insurance, any CC debt/loans not consolidated by this loan, phone/ $60.00internet/cable, N/A.childcare/tuition costs as applicable)? Thanks for your answer to this Q. --Sent at: Dec 23 2010 16:16:59 PST Report this question

Member Payment Dependent Notes Series 634192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634192	$12,000	$12,000	9.99%	1.00%	January 3, 2011	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634192. Member loan 634192 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Riverbay Mobile Home Village	Debt-to-income ratio:	3.33%
Length of employment:	10+ years	Location:	Lincoln, AL

Home town:
Current & past employers:	Riverbay Mobile Home Village
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$496.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debt are you consolidating? Your revolving credit balance shows less than $500.	Type your answer here.I put in for home improvements.
Why wouldn't you just get a home equity loan which would likely be less than the 10% you are getting here and the interest would be tax deductible?	Type y our answer here.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.No mortgage.We dont have the deed yet .Brother. No HELOC.Been in are home 3 years.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Type your answer here.Maintence at mobilehome village.I take care of all prperty.Any problems reported.150 mobile homes.About 125 campers. Would like to pay off loan in about 3 years.Really would like atleast10 I do maintenance for large mobile home village.Around 150mobile homes and about 150 campers.Would like to pay off loan in about 3 years . Need full amount if possible.Thank you. ;
so you mean this loan is not for debt consolidation, but for home improvement? Is there another income in your family?	Type your answer here.i had put in for debt consolidation to pay off bills so i could do some home improvements.Sorry for the confusion.

Member Payment Dependent Notes Series 634195

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634195	$8,000	$8,000	12.61%	1.00%	December 29, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634195. Member loan 634195 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	MODENA CAPITAL	Debt-to-income ratio:	17.54%
Length of employment:	< 1 year	Location:	new york , NY

Home town:
Current & past employers:	MODENA CAPITAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I have a credit rating over 695 with experian and 700 plus with transunion and and equifax..

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,227.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
$26,277 credit balance vs. an $8,000 loan - What is the explanation for the difference? Who was your previous employer, What was your job? for how long? why did you leave it?	I worked at Lighthouse Financial and built a pretty decent business. On Aug 3, they ceased doing business and owe me compensation of 14200. I was there for over a year, before that I worked for Bear Stearns/JPM culmatively for 25 years. I currently owe a total of 9000 to the IRS between Federal, State and the state of New Jersey. I started working For Modena a division of GFI Group in September 1 and rebuilding my business. The credit balance was probably money I HAD. I am trying to restructure my short term debt without accumulating anynore debt than it should be. Lighthouse has since filed bankruptcy and in litigation.

Member Payment Dependent Notes Series 634234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634234	$13,000	$13,000	9.99%	1.00%	December 29, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634234. Member loan 634234 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,458 / month
Current employer:	RMBL	Debt-to-income ratio:	7.34%
Length of employment:	3 years	Location:	Crested Butte, CO

Home town:
Current & past employers:	RMBL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I am trying to pay off high interest credit cards. I am financially responsible.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	58
Revolving Credit Balance:	$11,973.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is RMBL and, briefly, what are your responsibilities there?	It is the Rocky Mountain Biological Laboratory. It is a non-profit, scientific field research station and I am the Development Director. I am responsible for raising money to support the organizations mission.

Member Payment Dependent Notes Series 634237

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634237	$3,700	$3,700	9.25%	1.00%	January 4, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634237. Member loan 634237 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	A Place for Growth	Debt-to-income ratio:	11.40%
Length of employment:	4 years	Location:	Weston, FL

Home town:
Current & past employers:	A Place for Growth
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,723.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 634326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634326	$12,250	$8,425	6.54%	1.00%	December 30, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634326. Member loan 634326 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	11.41%
Length of employment:	7 years	Location:	West Jordan, UT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I had always paid all my debts, this time wont be any difference. Job stability within trucking industry is a fact.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,281.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Self-employed, Trucking

Member Payment Dependent Notes Series 634371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634371	$10,000	$10,000	5.79%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634371. Member loan 634371 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Kumon NA	Debt-to-income ratio:	3.90%
Length of employment:	2 years	Location:	STAMFORD, CT

Home town:
Current & past employers:	Kumon NA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > I am getting married in February. Borrower added on 12/23/10 > I am getting married in February.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,164.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Kumon NA, what do you do there, and where did you work prior to that?	Kumon, North America is an after school math and reading program for children. I am the director of a company owned center in New York City. Kumon is currently listed as the #1 tutoring franchise by Entrepeneur Magazine. Before Kumon, I worked at Kaplan Test Prep (a subsidiary of the Washington Post Co) for 7 years.

Member Payment Dependent Notes Series 634404

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634404	$11,000	$11,000	5.79%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634404. Member loan 634404 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Cellar Tavern Group LLC	Debt-to-income ratio:	9.81%
Length of employment:	3 years	Location:	MARSHFIELD, MA

Home town:
Current & past employers:	Cellar Tavern Group LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,900.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? 8. Your revolving credit balance shown is 15K, including 11K for this loan. If it is correct, how do you finance the rest of 4K? Thank you for answering my questions.	The purpose of my loan is to pay down my credit card. I would have a balance of about 4000 but my mother is paying that since she purchased furniture and forgot her card that day. My monthly expenses are 1225. My position is office Manager/Bookeeper. I have been working for 25 years. I took time off to raise my son who had a medical condition and passed 8 years ago. I got so high on my cc's because I was a single parent and I gave him the best life I could. I hope this helps and please let me know if I missed anything.

Member Payment Dependent Notes Series 634443

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634443	$14,000	$14,000	9.62%	1.00%	December 29, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634443. Member loan 634443 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	n/a	Debt-to-income ratio:	14.08%
Length of employment:	n/a	Location:	North Bend, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > Post-divorce purchases: kids beds, household furniture, replacing half of necessities Borrower added on 12/22/10 > Post Divorce replacement of over half of items. Consolodate credit cards

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,037.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Good morning- I am receiving child support and spousal maintenance. The state we live in requires that my ex husband pay the state (via paycheck garnishment), guaranteing I receive payment each month. I am currently a full time nursing school student, and will be out of school and employed in a little over 2 years. Feel free to ask me anything else

Member Payment Dependent Notes Series 634459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634459	$10,000	$10,000	12.61%	1.00%	December 31, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634459. Member loan 634459 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	City of New Britain	Debt-to-income ratio:	14.63%
Length of employment:	7 years	Location:	Middletown, CT

Home town:
Current & past employers:	City of New Britain
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,914.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of New Britain?	Firefighter
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	my balance is 17700, and it appraised at 190000
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	Firefighter, 4-5 years paid off
are you planning on moving into the new house? how much are you planning on spending - is this loan for a larger house?	Actually a similiar condo, just closer to where i work, and family. Somewhere in the $150,000 's

Member Payment Dependent Notes Series 634520

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634520	$25,000	$25,000	17.06%	1.00%	December 29, 2010	December 29, 2015	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634520. Member loan 634520 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Murphy Exploration & Production Co.	Debt-to-income ratio:	20.57%
Length of employment:	10+ years	Location:	Katy, TX

Home town:
Current & past employers:	Murphy Exploration & Production Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	16
Revolving Credit Balance:	$19,813.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Murphy Exploration & Production Co.?	I'm the Sr. Coordinator of Graphic Design... I produce presentations for upper management Internal Operations Updates and External Investor Shows along with all Executive Committee and Board of Directors presentations.
What are the debts that you are consolidating (bal, interest, lender)? Listing only shows 19.8k & you are asking for 25k - explain difference. Aside from refi, what are you funding?	A few of these are in my wife's name and may not be showing up.. Credit Card 1: Bal,- $2594.16 22 - 29% Int. Revolving Line: Bal. - $13500.00 21.99% Int. Credit Card 2: Bal. - $1606.00 29.99 % Int. Credit Card 3: Bal. - $7037.00 27.99% Int.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on my home is $147,800... the current value according to Zillow.com is $169,000
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1. Please see earlier answer to this question in loan profile 2. Will probably pay off in 2-3 yrs. depending on bonus and stock options both of which I'm eligible for 3. If not fully funded I'll just move on and find a different lender.. Thanks for your interest..
Does your wife also contribute to the household income? Do you have any assets aside from home? Would you consider getting frineds & family to bid on your listing (which might help lenders' confidence)?	My wife is a retired RN and other assets would be our retirement plans with my employers... No I would not consider asking friends or family to bid.. if not funded I'm pretty sure I can find a loan elsewhere... Thanks for your interest...
What was the delinquency 16 months ago?	Have no idea.. didn't realize I had any negative marks on my credit report... every few years a bank in N or S Dakota claims I didn't pay on a credit card that was never issued to me.. It was a stolen identity case that I've had to straighten out periodically over the last 10 years.. I'm wondering if its popping up again... I will investigate it.. Thanks
Is Murphy Exp & Pro co the same as Murphy Oil Corp (ticker: MUR)?	Yes.. we are the upstream side of the business.. the downstream refineries are up for sale..
$12,083 is a lot of money per month, why are you in this situation. if frivilous spending is the reason what do you plan to do about it?	While I was about to click to ignore this question I would rather tell you that if you don't want to participate in funding this loan then please don't... While I work very hard to make that figure its really none of your business how I spend it if I meet my obligations which I do... You have no idea whether one or more of my family has medical issues or any other extenuating circumstances... as a matter of fact, I don't think I want you participating in the funding of my loan.. I'm sure I can get the loan elsewhere but I heard this was an innovative way to do it.. Hope you had a Merry Christmas and have a Happy New Year..

Member Payment Dependent Notes Series 634552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634552	$9,000	$6,950	5.79%	1.00%	December 30, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634552. Member loan 634552 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	San Marcos Unified School District	Debt-to-income ratio:	21.85%
Length of employment:	4 years	Location:	San Diego, CA

Home town:
Current & past employers:	San Marcos Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I am a teacher who is using the funds to pay off my credit card and part of my student loans I took out to get my teaching credential. I have been at my position long enough that I am considered a permanent employee.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,585.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Your position at current company 2. Itemized monthly expense 3. Anyone who you need to financially support, for example, your children. 4. Anyone who bring income into your household. Thank you for answering my questions.	1. Teacher 2. rent - $700 gas & electric - $60 car- $370 cable - $60 school loans - $360 3. none 4. roomate
What do you do for San Marcos Unified School District	Teacher

Member Payment Dependent Notes Series 634553

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634553	$10,000	$10,000	6.91%	1.00%	December 30, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634553. Member loan 634553 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	WCGME	Debt-to-income ratio:	23.15%
Length of employment:	< 1 year	Location:	Wichita, KS

Home town:
Current & past employers:	WCGME
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > Hi, I'm just trying to pay off two credit cards that I needed when moving to a new city for work. I'm a resident physician in training.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$98.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	2 credit cards that i'll be paying back. i recently moved to a new city. i am a resident physician in training and just started in July. i don't support anyone financially. Thank you.
Where did you work prior to WCGME?	I was a medical student so I wasn't employed.
Where did you attend school?	Overseas in Beirut, Lebanon at the American university of Beirut.

Member Payment Dependent Notes Series 634562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634562	$13,200	$13,200	12.23%	1.00%	December 29, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634562. Member loan 634562 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	Dilan Jayasinghe	Debt-to-income ratio:	20.34%
Length of employment:	4 years	Location:	burbank, CA

Home town:
Current & past employers:	Dilan Jayasinghe
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > This will be paying off all my credit cards, so I have one simple payment each month. Can I pay off before 3 years? Borrower added on 12/17/10 > I am taking out this loan to pay off my credit card debt and have one single payment. Can I pay this off sooner..... Borrower added on 12/18/10 > I wanted all those lending me money, to know that I am a mother of a 1 1/2 year daughter,, Tessa. I am a Property Manager and have worked hard to keep my promises. I wanted to consolidate as I have 2 credit cards that are 29% and one that is 24% APR rate and want a debt that is managable and will get this paid very fast. Thank you for working with me.

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,224.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please specify the terms (interest rate and amount) of all debts you plan on consolidating as well as all debts you will not be consolidating with this loan? Furthermore, has anything occured to avoid accruing new debt?	I have 4 credit cards - all of them are with bank of america. 2 of the cards are 29% interest rates, 1 is 24% interest and the other is 19% interest. The total debt that I have is $13,000.00 I have no other debt (other than a lease on a car). The debt was paying off my school loan as I got a buy now from a $31,000.00 loan, if I paid $18,750.00 that would clear it. (I went to a private school in Florida).. I decided to put it on cards as it was a great deal. The only other charge on my cards was a $2500 down payment for my prius. I had one card that was $10,50 credit limit, I had it down to just above $7,000.00 when the bank decided to bring down my credit lines on all my cards, then making it look like all my cards were maxed out. At the same time they raised in interest rates. Other than those 2 charges, I buy everything with my debit card. I have not charged my credit cards since last January when I leased out a second car as I had a baby and my husband and I could no longer have just one car.. I am 34 years old and other than these 3 years, have had no history of debt ever. That is why I turned to lending club as I want to get rid of my debt but the interest is so high that it is making it hard to pay it off fast. I have only once in the past 3 years been 1 day late on my monthly payments and have always done more than the minimum payment. Sincerely, Lorianne
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you very much and I appreciate it and you have my 100% assurance that every dime will be paid back and then some. I know one day I will be in your shoes to be able to help another and I would expect the same. Thank you for your support. Best, Lorianne

Member Payment Dependent Notes Series 634568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634568	$12,000	$12,000	6.91%	1.00%	December 30, 2010	December 29, 2013	December 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634568. Member loan 634568 was requested on December 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Hidalgo County Sheriff's Office	Debt-to-income ratio:	17.07%
Length of employment:	8 years	Location:	Edinburg, TX

Home town:
Current & past employers:	Hidalgo County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/15/10 > consolidate credit cards in one payment Borrower added on 12/15/10 > I need the loan to pay my credit cards Borrower added on 12/15/10 > consolidate credit cards Borrower added on 12/15/10 > credit cards consolidation

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	56
Revolving Credit Balance:	$10,913.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Hidalgo County Sheriff's Office?	I AM A DETENTION OFFICER IN HIDALGO COUNTY SHERIFF'S OFFICE AND MY DUTIES ARE THE FOLLOWING: MY JOB IS TO MANTAIN AND SECURITY THE FACILITY IN ORDER TO AVOID FIGHTS OR JAIL CLIMATES IN THE LOCATION. ALSO, I RESTAIN WHEN IS NECESSARY INMATES THAT GO TO COURT, VISITATION, BONDSMAN, INFIRMARY, COURT, ETC.
Can you please list all debts, including balances, interest rates, and monthly payments, and say which you will be paying off with this loan? What will you do to avoid accruing further debt going forward?	Hello, my debts are the following: $3161.32 13.24% $66.00 $2889.00 19.24% $144.00 $3999.00 19.24% $102.00 $2840.00 14.00% $53.00 I always try to find to apply a fixed rate to avoid debt going forward and paying off my payments. That's why, I need your help with this loan that you providing me and payoff my debts and pay you in three years without a problem because a I HAVE A STABLE JOB. THANK YOU. I NEED YOUR HELP. THANK YOU

Member Payment Dependent Notes Series 634584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634584	$8,000	$8,000	9.99%	1.00%	December 30, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 634584. Member loan 634584 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	MEDISCAN	Debt-to-income ratio:	4.99%
Length of employment:	6 years	Location:	SYLMAR, CA

Home town:
Current & past employers:	MEDISCAN
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/10 > I plan on doing most of the improvement myself. looking for a loan to purchase the tools to do it as well as the wood and parts to build the cabinets. this money is also used to pay off one credit card so i just have to make one monthly payment. much easier to live with. thank you for all your help. tim

A credit bureau reported the following information about this borrower member on December 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	8
Revolving Credit Balance:	$2,009.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MEDISCAN?	Type your answer here. I am a C.A.T. scan technologist at usc county hospital. i work thru mediscan as an independant contractor.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	Realistically I plan to pay off the loan in 2 to 3 years. thank you for your time tim

Member Payment Dependent Notes Series 634636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634636	$20,000	$16,300	6.17%	1.00%	December 31, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634636. Member loan 634636 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	ICMA-RC	Debt-to-income ratio:	12.27%
Length of employment:	10+ years	Location:	bel air, MD

Home town:
Current & past employers:	ICMA-RC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,813.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you give more detail regarding your current occupation? What do you do at ICMA-RC? What are your monthly expenses?	I am a compliance officer. monthly expenses total approx. 5,600.
What are the current rates and balances on the debts you are consolidating? Thanks.	A car note @ 6.15 approx 7000 Unsecured loan @ 10.12 approx 7800 Six credit cards all under 15% with balances ranging from 5,800 - 1700

Member Payment Dependent Notes Series 634640

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634640	$25,000	$25,000	9.99%	1.00%	December 29, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634640. Member loan 634640 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Bethany Baptist Church	Debt-to-income ratio:	19.40%
Length of employment:	10+ years	Location:	Altona, IL

Home town:
Current & past employers:	Bethany Baptist Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I have credit card debt that I am making payments on - even above the minimum, and I just cannot get them paid down. This would be a very good thing for me and my family.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,316.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you changing how you spend money to reduce your debt? Also, very briefly, could you describe your responsibilities at Bethany Baptist Church?	Yes, we have been changing the way we spend. This debt was partly due to my wife being out of work for a year. Now we just can't seem to get ahead of the debt because of high interest rates. We have never been late on our payments now, but we are struggling to get it paid down. I am the senior pastor of the church.
The monthly payment on this LC loan would be 20% of your gross income. Please list your monthly expenses. Are you the sole earner in your family? Also please list the balances and interest rates of the debt you want to pay off. Thank you.	Right now our balances equal about 30,000. We currently repay 1300 a month. This loan combined with the other credit card payments that are not covered by the loan will be about the same that we have been paying, but with them all paid off in three years. We have not been late on any of our payments.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank You	Right now our balances equal about 30,000. We currently repay 1300 a month. This loan combined with the other credit card payments that are not covered by the loan will be about the same that we have been paying, but with them all paid off in three years. We have not been late on any of our payments.
What are the balances on the credit cards? How much are you currently repaying per month?	Right now our balances equal about 30,000. We currently repay 1300 a month. This loan combined with the other credit card payments that are not covered by the loan will be about the same that we have been paying, but with them all paid off in three years. We have not been late on any of our payments.

Member Payment Dependent Notes Series 634668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634668	$12,000	$12,000	12.98%	1.00%	December 30, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634668. Member loan 634668 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Ken Darling & Associates	Debt-to-income ratio:	13.42%
Length of employment:	2 years	Location:	Minneapolis, MN

Home town:
Current & past employers:	Ken Darling & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > A loan for investment purposes related to the commodities market. I am starting an investment business for both personal and collaborative purposes among investment peers. I make $50K annually through my executive assistant position and live rent free through this same position. All food and amenities are paid for through this job as well. The job is secured for at least the next two years. In essence, I have no expenses other than loan repayments. I will have well in excess of what is needed to repay this loan consistently and on time. Borrower added on 12/24/10 > All other monthly payments amount to just over $300, leaving around $2500 for this specific loan repayment each month. Repayment will not be an issue. The money is needed as quickly as possible as per the urgency of potential business transactions in the near future.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,977.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What kind of commodities investments can you make with $12000? How many positions will you carry? Are you part of a pool of traders? Do you or your group have a brokerage account?	I do trade with a group of rather experienced traders and investors such as myself, mostly from overseas in the UK and Belgium. A main investment collaborator of mine has been running a mining newsletter service for several years now with great success. We are looking to take it and/or other services to the next level, and I want to be a part of the investment that takes it there as I know what success the venture is likely to have. We are not currently a "pool" of traders in the sense of pooling our money as a hedge fund would, but we tend to pursue similar stock investments in the commodities market. I have a brokerage account with Lightspeed Trading.

Member Payment Dependent Notes Series 634716

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634716	$8,400	$8,400	6.17%	1.00%	December 30, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634716. Member loan 634716 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Nxstage Medical	Debt-to-income ratio:	9.14%
Length of employment:	2 years	Location:	Lawrence, MA

Home town:
Current & past employers:	Nxstage Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	42
Revolving Credit Balance:	$5,425.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 634737

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634737	$8,000	$8,000	5.79%	1.00%	December 29, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634737. Member loan 634737 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	Merge Healthcare	Debt-to-income ratio:	2.98%
Length of employment:	10+ years	Location:	Columbia, SC

Home town:
Current & past employers:	Merge Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I am more than willing and able to meet the terms of this loan but if it doesn't happen soon I will have to make other arrangements. Borrower added on 12/21/10 > Here is a breakdown of my monthly expenses/income. This includes more than minimum revolving payments and includes this loan should it happen... Monthly Net Income: $5861.00 Fixed Expenses Capital One: $ 500.00 WF Equity: $ 500.00 WF Mortgage $1400.00 Power: $ 400.00 Cable: $ 220.00 Car Ins: $ 100.00 Regime: $ 300.00 Life Ins: $ 75.00 Storage: $ 130.00 LendingClub $ 250.00 Total: $3875.00 Extra: $1986.00 Borrower added on 12/22/10 > I am willing and able to repay this loan. Hopefully you can see from my credit report that I take my credit score very seriously and don't make late payments. I have a secure job. My previous company assets (myself included) were just acquired by a publicly traded company in April of this year so there is no reason to think they would discard our product line or developers any time soon.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,928.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please explain your high revolving credit balance? Would you please explain precisly how this money will be used? Would you please state the value of your home, how much is left on your mortgage, and how much equity you have in your home? Would you please detail your monthly expenses? Please list each expense that you have throughout the month. Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Would you please also indicate the level of stability your source of income should have over the next three years? Currently your listing does not show that your income is verified. Please contact Lending Club member services(support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks.	My revolving credit is mainly an equity line in which major upgrades have been completed to my condo. I have enough money to do this on a credit card but I wanted to avoid the higher rates and cash advance fees. The reason for my loan is to help a friend with attorney costs. I am 100% responsible for the loan terms, though. My net pay and expenses will not make this a burden. In addition, I will soon be getting a large tax refund to cut down on some of this debt.
Since you are asking for a loan, it's advisable to provide, as detailed as possible, the purpose of the loan and how you plan to repay it. That way, you will get more people interested in funding your request.	My revolving credit is mainly an equity line in which major upgrades have been completed to my condo. I have enough money to do this on a credit card but I wanted to avoid the higher rates and cash advance fees. The reason for my loan is to help a friend with attorney costs. I am 100% responsible for the loan terms, though. My net pay and expenses will not make this a burden. In addition, I will soon be getting a large tax refund to cut down on some of this debt.

Member Payment Dependent Notes Series 634739

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634739	$14,500	$14,500	13.72%	1.00%	December 30, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634739. Member loan 634739 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Discount Tire co	Debt-to-income ratio:	17.88%
Length of employment:	2 years	Location:	Olando, FL

Home town:
Current & past employers:	Discount Tire co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > Consolidating Credit cards into one payment.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,004.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, thanks for the question. To be honest, I live with my parents. On the application for this loan, I didn't have the option for 'other' as a choice. The home I live in is my parents. I do not have have any attachments to the mortgage or house title. Again thanks for the question and response.

Member Payment Dependent Notes Series 634768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634768	$20,000	$15,150	6.54%	1.00%	December 31, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634768. Member loan 634768 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.50%
Length of employment:	< 1 year	Location:	San Ramon, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Use this loan to return back a personal favor when I was buying my first house. Borrower added on 12/29/10 > - Plan wih these funds: Use to return back a personal favor when I was buying my first - Have zero debt on credit cards and a very good debt to income ratio - Have a very stable job, working with my current client for more than 6 years now and have a very stable income.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 634823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634823	$15,600	$15,600	6.17%	1.00%	December 31, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634823. Member loan 634823 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	CHR Solutions, Inc.	Debt-to-income ratio:	2.00%
Length of employment:	< 1 year	Location:	Katy, TX

Home town:
Current & past employers:	CHR Solutions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > I just want to pay off my credit card. I am paying $600 dollars a month on it and I can pay it off in three years paying the $600 or I can pay the loan off. The money is not the issue, just less interest paid by myself.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are you paying off?? You are asking for $15600 for "credit card payoff" but don't have any credit balance listed (except for $!?)	Have one credit card debit equaling $15000K, I am paying $600 a month on it rather take out loan and pay it off with lower interest than credit card.
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. (We only see the portion of your debts that are reported to TransUnion, and not all debts are reported to each and every of all the Credit Bureaus). Thank you in advance.	Have mortgage, $122K left on 30yr note, been in house for ten years, Have carpayment of $505 a month, little less than two year left on it, Wife student loan around $8Kleft on it been paying on it for 10 yrs. $15K on one credit card, that is it. No more debt.
What is the combined income of your household? Please would you tell us about yourself and your work. Please list amounts of any savings you may have (non-retirement and retirement accounts). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Please contact Lending Club to have them verify your income.	110,000K a year is my salary. I am a controller of a company and a cpa. I have $55K in my 401K. I will make the payments manually do to the timing of my paychecks.
What do you do at CHR Solutions, Inc. and where did you work prior to that?	I am the controller at chr. Before that, I worked at hd supply for five plus years as the controller.

Member Payment Dependent Notes Series 634825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634825	$4,800	$4,800	6.54%	1.00%	December 29, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634825. Member loan 634825 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,700 / month
Current employer:	Lawrys	Debt-to-income ratio:	10.94%
Length of employment:	< 1 year	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Lawrys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > Thank you for the help. Borrower added on 12/19/10 > Thank you to those who invest in me. I'm using this money to buy myself a car, so I can have transportation again. After going through a divorce my ex took everything and I've been left with a bed and my two dogs (who I love to death). I work for a restaurant that has been in business since 1965 and has great potential and a lot of security. Again thank you. Borrower added on 12/25/10 > Just wanted to say Merry Christmas to my investors and everyone else, and hope you all have a great day.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	59
Revolving Credit Balance:	$466.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lawrys and where did you work prior to that?	I work as a charcuterie attendant. Someone who works with charcuterie works with cured meat like proscutto and chesses. Prior to that I was working my way through the management program at California Pizza Kitchen, but realized that that big of a corporate restaurant is not for me.

Member Payment Dependent Notes Series 634996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
634996	$11,200	$11,200	9.25%	1.00%	December 29, 2010	December 30, 2015	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 634996. Member loan 634996 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,200 / month
Current employer:	North American Mission Board	Debt-to-income ratio:	8.67%
Length of employment:	10+ years	Location:	Alpharetta, GA

Home town:
Current & past employers:	North American Mission Board
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,897.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 500 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps 12/23 to 01/02 holiday portion; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, IF loan 60 percent plus funded, will you accept the partially funded loan? (More advantageous to accept partially funded, lower APR interest loan and pay off portion high APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1. Team Leader. I lead a team at the North American Mission Board we lead in mobilizing 25k student vols who repair sub standard housing for poor homeowners 2 Plan to pay the loan in 5 yrs 3. Yes I will accept whatever the amount is because we are in need
Since you are asking for a loan, it's advisable to provide, as detailed as possible, the purpose of the loan and how you plan to repay it. That way, you will get more people interested in funding your request.	This loan will be for the care of our daughter. She will be in a residential center for counseling. While recovering from mono she has dealt with many emotional challenges on her road to recovery. This is our best hope for her health.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; today 450 are listed. Not all loans 100 percent fund especially $15-$20-$25K size. Your 14-day listing overlaps portion 12/23 to 01/02 holiday; traditionally is slowest for loans funding. Loans 60 percent plus funded when time expires are automatically eligible for issue. When your time expires, if loan is 60 percent PLUS funded, will you accept the partially funded loan? (More advantageous accept partially funded, lower APR interest loan and pay off portion higher APR interest debt. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list another loan.) Best wishes that your loan's 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1. Team Leader. I lead a team at the North American Mission Board we lead in mobilizing 25k student vols who repair sub standard housing for poor homeowners 2 Plan to pay the loan in 5 yrs 3. Yes I will accept whatever the amount is because we are in need
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Net monthly income $6200. Monthly costs. Monthly costs approximately $3500

Member Payment Dependent Notes Series 635049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635049	$25,000	$25,000	9.99%	1.00%	December 30, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635049. Member loan 635049 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Momentum World Wide	Debt-to-income ratio:	8.96%
Length of employment:	2 years	Location:	Irvine, CA

Home town:
Current & past employers:	Momentum World Wide
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,207.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 635101

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635101	$5,400	$5,400	12.23%	1.00%	December 30, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635101. Member loan 635101 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	Beaverton School District	Debt-to-income ratio:	14.17%
Length of employment:	< 1 year	Location:	Beaverton, OR

Home town:
Current & past employers:	Beaverton School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/16/10 > I am a recent college graduate. In addition to my primary employer which pays my core expenses, I also successfully work three additional part-time jobs with the intention of paying off my student loans and (this) consolidation loan ahead of schedule. Borrower added on 12/17/10 > To give a bit more detail, all but four of my credit lines are student loans. Most of my credit card debt (to be paid down with this loan) was not the result of living beyond my means but rather university tuition from last year when my federal financial aid was cut the semester before graduation. My rent is low ($500/ month) because I share with two roommates. Apart from my student loans + credit card payments + rent, my monthly living expenses are minimal (~$400/month).

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,142.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, number of credit card that you are not going to close by this loan. 2. Your positions of all jobs 3. Itemized monthly expense 4. Anyone who you need to financially support, for example, your children. 5. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions. Please keep yourself warm!	1. The loan is to completely pay off the balances of three credit cards with ridiculously high rates (one USBank visa, a Citibank Visa and an Ann Taylor Mastercard). The last Visa will still have a small balance, which I plan to pay off within the next month. 2. I work as a swim instructor at a private gym ($24/hr), an internship coordinator at a high school ($13/hr), an assistant coach for a high school swim team, and I work retail at Ann Taylor on the weekends to make some extra cash. Please also note that while my current income is ~ $1800, my monthly wages more than double May-September with swim lesson commissions, so I tend to budget a safety cushion at that time to be used during the "lean" months. 3. 500 rent/utilities/cell 430 student loan 150 food 120 gas 150 misc. 4. Nope, I'm single and self-supporting with no dependents. 5. My roommates are close friends from college. We're all employed and pay our own expenses. They both have college loans (not as many as I do), but in the event one of us moves out, we're under a written agreement to find a suitable alternative roommate so as not to financially burden the others. Thanks for your consideration and Happy Holidays!

Member Payment Dependent Notes Series 635126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635126	$13,000	$13,000	9.25%	1.00%	December 31, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635126. Member loan 635126 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Arc of Cape Cod	Debt-to-income ratio:	17.08%
Length of employment:	9 years	Location:	south yarmouth, MA

Home town:
Current & past employers:	Arc of Cape Cod
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	36
Revolving Credit Balance:	$20,731.00	Public Records On File:	0
Revolving Line Utilization:	62.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Arc of Cape Cod?	Type your answer here. Director of Direct Care Services

Member Payment Dependent Notes Series 635146

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635146	$24,000	$24,000	20.03%	1.00%	December 31, 2010	December 30, 2013	December 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635146. Member loan 635146 was requested on December 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,250 / month
Current employer:	Peninsula Spine and Wellness	Debt-to-income ratio:	11.53%
Length of employment:	2 years	Location:	Seattle, WA

Home town:
Current & past employers:	Peninsula Spine and Wellness
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > This loan is to put a time line on my revolving debt. I want to get rid of the debt once and for all. I want to be able to put more time/money into my business and watch it grow. Thanks everyone for considering my loan.

A credit bureau reported the following information about this borrower member on December 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	70
Revolving Credit Balance:	$26,120.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. What is your position at Peninsula Health?	Thanks for your questions.. BoA- $9000, monthly payment 300-350 APR ~20% Citi- $5100, monthly 300 APR ~29%(because I was at my limit and with the finance charges it brought me above my limit. So they raised my APR) Chase- $2000, monthly 100-150 APR ~16% Capital One- $1200 monthly 100 APR ~16% Additional Loan- remainder $6600, monthly 550 My position is a clinic director/physician. I run a clinic with 3 doctors and 7 massage therapist. I appreciate you considering my loan.
Please detail what you will use the funding for. If credit cards include balances and APR. Thanks.	Thanks for your question. Please refer to prior question.
Would you please list the debts you wish to consolidate? Also, what is your position with Peninsula Spine and Wellness? Lastly, what was your delinquency 70 months ago?	Thanks for your question and for considering my loan. As for my debts to consolidate and position please refer to prior question. As far as the delinquency it was from a first choice credit card. It was during my senior year in college and rather than ask my parents for help, I let that payment go for a couple months(dumb I know). I have since paid the account off and closed the account. It was not charged off. It was paid in full. I have NOT missed a payment since and never will again. If I am fortunate enough to get this loan it would reduce my payments by almost 500/month as well as give my debt a timeline for ending. Thanks again for your consideration
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info. Thank You!	I will send today
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I am a clinic director/physician with Peninsula Spine. I treat patients and run a clinic with 3 doctors and 7 massage therapists. I am thinking between 2-3 years, closer to 2 years. To answer your question about a partially funded loan, it would depend on the percentage of the loan that was funded. I think at 75+ I would. A lower interest rate would be nice:-).. Thanks for considering my loan and Happy Holidays to you as well.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) I know for a fact that most loans will receive funding much faster. No response needed, just giving you some info. Thank You!	Faxed it yesterday

Member Payment Dependent Notes Series 635202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635202	$9,000	$9,000	6.91%	1.00%	December 30, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635202. Member loan 635202 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Custom Prefab Contractor	Debt-to-income ratio:	21.72%
Length of employment:	6 years	Location:	Washingtonville, OH

Home town:
Current & past employers:	Custom Prefab Contractor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > I am purchasing a jet ski and clearin up a few higher interest credit cards

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	71
Revolving Credit Balance:	$5,283.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 635240

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635240	$15,000	$15,000	6.91%	1.00%	December 31, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635240. Member loan 635240 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	L-3 Communication	Debt-to-income ratio:	13.92%
Length of employment:	< 1 year	Location:	Kaysville, UT

Home town:
Current & past employers:	L-3 Communication
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > We're going debt free! I'm a stable, hard working husband and father of three boys. We have recently relocated to be close to family and are working on paying off our consumer debt. I have a great new job here and was at my previous employer for over four years. Let me know if you have any questions.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,637.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 635275

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635275	$25,000	$25,000	12.61%	1.00%	December 31, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635275. Member loan 635275 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Brocade Communications	Debt-to-income ratio:	12.99%
Length of employment:	1 year	Location:	Chandler, AZ

Home town:
Current & past employers:	Brocade Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Funds will be used to add approx 400 sq ft of living space to our home. We plan on staying in our home and raising our kids here. I can provide verification from the licensed contractor on the new addition if needed. I have a proven record of paying back my debts on my time and even ahead of time. I have a very good income and working in IT infrastructure technical engineering is a very stable career. I have a very strong work ethic and have never been unemployed.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,010.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I answered this one already. 258K principal. No seconds or HELOCs. Current market value is 220K based on comps in my area. My house would probably fair better since I have double size inside corner lot.....13000+ sq ft....most comps have a standard 6-7K sq ft city lot.
1. Your credit history as reported by LendingClub shows $39k in revolving credit balance. Has this been increasing, decreasing or staying relatively flat over time? 2. Please list the creditor, balance, interest rate and current monthly payment you make to each revolving credit account. 3. Do you intend to pay off this loan as scheduled or ahead of schedule? Do you intend to set up automatic payments? 4. IT infrastructure technical engineering is a solid career choice, I agree, but you have only been with your current employer for one year. Is yours a one- or two-income family? If you were to become unemployed, what options would be available to you to make the payments on this loan in addition to your other outstanding debt?	I have been systematically paying down my revolving credit. Along with regular monthly payments, I intend to pay off this loan ahead of time with my quarterly commissions which have averaged between 3k and 5K over the last year. I intend to set up automatic payments. Although I have been with my current employer for over one year, I have been in this field for over 20 years with no lapses in employment. If I'm laid off, I would find another job. We are currently a one income family so we also have the option of putting my wife back to work if needed.

Member Payment Dependent Notes Series 635281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635281	$16,000	$16,000	15.95%	1.00%	December 31, 2010	January 2, 2016	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635281. Member loan 635281 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Turlock PD	Debt-to-income ratio:	16.40%
Length of employment:	3 years	Location:	Turlock, CA

Home town:
Current & past employers:	Turlock PD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > consoladating I pay bill on time to include having payment atomatically deducted. My job as well as my wifes is stable.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	53
Revolving Credit Balance:	$12,409.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer?, i.e., Patrol? Admin? Motor T? et al (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 450 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps all, or portion, 12/23 to 01/02 Holidays; usually fundings slowest time. Loans that 60 percent plus funded when their time expires automatically are eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept a partially funded loan? (Advantageous accepting partially funded, lower APR interest loan and pay off portions higher APR interest debts. After 6-months on time payments, automatically are eligible to relist loan for unfunded $ amount or list new loan.) Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	I am currently on patrol and Field Traing Officer. Relistically we could do a 3 - 4 yr loan. I would prefer to to have the amount fully funded if that means we need to look at the repay terms for 3-4 yrs intead of 5yrs,
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance is 281,000 Current value is 204,000
Hi, I'm very interested in funding your loan, just a couple questions: How many officers are there in Turlock PD? How many have less seniority than you? Is the town considering layoffs? Thanks	There are approx 80 officers here, There is approx 20-23 under me. As for layoffs we have been through it which included layoffs of non sworn officers. There was one officer laid off but was able to be rehired on a grant. Since then we have sworn a couple new officers in.
3 questions for you: 1. Since this is a consolidation loan, please itemize your credit card debt for us (e.g. B of A Visa Card - owe $7K @ 24%). 2. Please list total monthly expenses aside from the credit card debt in question #1 (e.g. mortgage payment, utilities, cable, groceries, etc). 3. Please explain the delinquency you had 53 months ago.	Wells Fargo Visa $9300 Citibank MC $1300 Chevron $300 Mortgage approx $1800 Car Loan $451 Other Ln $187 Utilities $650 Groceries $350 As for the Delinquency it was a mishap on our part and is the reasoning most all our bills are automatically deducted from the checking account.
Thank you for your prompt answer. For your credit card, car loan, and mortgage debt, can you tell us what interest rate the bank is charging you, and what kind of payment in dollar amount you are making monthly to each account?	Credit cards are Wells Visa 19% Citi bank is 15% Car is 8 % and Mortgage is 6% Payment for cards 400 a month

Member Payment Dependent Notes Series 635320

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635320	$10,200	$10,200	10.36%	1.00%	December 31, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635320. Member loan 635320 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,708 / month
Current employer:	City Beverage of Hyde Park LTD	Debt-to-income ratio:	5.80%
Length of employment:	5 years	Location:	Cincinnati, OH

Home town:
Current & past employers:	City Beverage of Hyde Park LTD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,973.00	Public Records On File:	0
Revolving Line Utilization:	36.88%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for City Beverage of Hyde Park LTD?	I manage the day to day operations, this includes orders and deliveries for the products we sell.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	I would really like to pay it off in 3 to 4 years. Merry Christmas , I was U.S. Army at one time.
What is your net monthly income and your $ monthly costs (mortgage, utilities, any CC debt/loansn, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	I already sumtted my income and mortgage cost and my 2 kids are over 30. Hope this helps.

Member Payment Dependent Notes Series 635326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635326	$8,500	$8,500	6.17%	1.00%	December 30, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635326. Member loan 635326 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	johnny rockets	Debt-to-income ratio:	22.90%
Length of employment:	< 1 year	Location:	Hudson Falls, NY

Home town:
Current & past employers:	johnny rockets
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate my credit cards and have only 1 monthly payment. It would make my life much easier. Thank You

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,908.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at johnny rockets and where did you work before that?	I am a supervisor at Johinny Rockets. I worked at Boardwalk Restaurant before as an asst. manager.

Member Payment Dependent Notes Series 635334

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635334	$15,000	$15,000	6.54%	1.00%	December 31, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635334. Member loan 635334 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.26%
Length of employment:	10+ years	Location:	hampton , NH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	24
Revolving Credit Balance:	$13,988.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	ACL INDUSTRIES INC. HAVE BEEN WITH COMPANY FOR 10 YEARS

Member Payment Dependent Notes Series 635336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635336	$5,000	$5,000	6.54%	1.00%	December 29, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635336. Member loan 635336 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,776 / month
Current employer:	Centennial R-1 School District	Debt-to-income ratio:	12.03%
Length of employment:	4 years	Location:	ALAMOSA, CO

Home town:
Current & past employers:	Centennial R-1 School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/17/10 > Looking to switch my wife to a higher deductable/lower cost insurance plan and would like to loan to have as a reserve until the savings from the switch build to a large enough point that the loan won't be needed. We will be saving at least $100 a month by switching the plan and anticipate being able to prepay this loan. I am a tenured teacher in my district and my wife also works part time.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	40
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 635366

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635366	$14,400	$14,400	14.83%	1.00%	December 29, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635366. Member loan 635366 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Orange and Rockland Utilities	Debt-to-income ratio:	22.07%
Length of employment:	4 years	Location:	SPRING VALLEY, NY

Home town:
Current & past employers:	Orange and Rockland Utilities
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,604.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan?	I have a couple of credit card with high interest rates I'm hoping to pay off. Also, my spouse needs a dental procedure which is not covered by my insurance.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	(1) Call Center Supervisor for a electric and gas company. I've been with the corporation for 6 years, 4 years at my current location. (2) Realistically, I plan on paying off the loan in 3 to 3.5 years. (3) I'm not against accepting 60 percent funded loan however I'd like to first see exactly what the figures work out to be. My issue is, part of this loan is going toward a dental procedure and if the loan amount falls short I may decline the loan since it would not satisfy the purpose.
Since you mentioned a spouse, would you mind disclosing his/her annual salary?	I tend not to include her salary since it's fairly insignificant and inconsistant. She is a full-time student and works seasonaly. She earns about $1500-$2000 a year at best.

Member Payment Dependent Notes Series 635424

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635424	$25,000	$25,000	9.99%	1.00%	December 31, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635424. Member loan 635424 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	ITT systems	Debt-to-income ratio:	2.87%
Length of employment:	< 1 year	Location:	SUMMERVILLE, SC

Home town:
Current & past employers:	ITT systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > This loan is going to be used to purchase a house in the Philippines. My regular credit union would not finance the house due to the fact that it is in the Philippines. How stable is my job? As long as there is war I should be good

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	51
Revolving Credit Balance:	$6,118.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ITT systems and where did you work prior to that?	Type your answer here. I work In Bagram Afghanistan as a goverment contractor. I am a movement control specialist with the ADACG. I have been doing contracting since 2004. Before ITT was KBR. KBR lost the contract last year
What is the total balance of the mortgage loans and any HELOC you owe on your home? What is the current market value of your home? (use zillow.com if unsure) Are you the sole income earner in your household?	Type your answer here. The mortgage that is left on the house is around $25,000. The last appraisal put the house at $120,000. Yes, I am the sole income. My wife had to do her SS disability.
Could you please provide details on the need for the funds. Thank You	Type your answer here.The funds would be used to purchase a house in the Philippines. My credit union would not finance the house due to the fact that it is in the Philippines.
Do you plan on renting the house in the Philippines? or is it strictly a second home for your family?	Type your answer here.It will be a second home. My in-laws will be using the house also.

Member Payment Dependent Notes Series 635467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635467	$12,000	$12,000	5.42%	1.00%	December 31, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635467. Member loan 635467 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	n/a	Debt-to-income ratio:	14.33%
Length of employment:	n/a	Location:	Waldorf, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,012.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 635476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635476	$20,000	$20,000	12.23%	1.00%	December 31, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635476. Member loan 635476 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Meridian Senior Living	Debt-to-income ratio:	14.97%
Length of employment:	1 year	Location:	Hickory, NC

Home town:
Current & past employers:	Meridian Senior Living
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > This $20,000 debt consolidation should leave me debt free with the exception of my mortage (4.75% rate) and a $6K balance on a student loan - also with very low interest rate. My wife and I have 2 vehicles, one of which is paid for, the other is leased so our total monthly debt payments would include the following: Mtg ($1,268), Lending Club ($450), Vehicle Lease ($500), Student Loan ($90). I'm an accountant by degree and have worked in finance / accounting for 10+ years earning at least $80K per year since 2006 and currently make $88K. My wife is also employed as a teacher and makes appoximately $30K. Her career choice, not mine, but admirable nonetheless.. Nearly all of our debt is related to the birth of our 3rd son which was a blessing but not planned. We agreed that taking a year off work made sense for her given her salary and the cost of daycare for 3 children. We currently pay approximately $1,300 / month for childcare but in June that will cut in half as our middle child begins school. We also took advantage of the home buying credit to purchase a larger house in December of 2009 and even though we got a great deal we still had to purchase several major appliances and out of pure convenience used high interest credit cards to do so. We're finally rounding the turn and getting past the cost of daycare and diapers, not to mention the 3 surgeries to have tubes placed in the little ears and having tonsils removed. We have 3 beautiful, healthy little boys (7,4, and 3) and look forward to planning towards saving for their future. I finally, I have 5,000 shares in a small biotech company that I feel too strongly about to sell but in a pinch, I could always sell the stock if I had to. I understand the importance of maintainting my good credit rating and even gave second thoughts to this loan simply because of the inquiry and the perception of trying to borrow 'more' money - even though it makes perfect sense. Thank you for your consideration! Borrower added on 12/26/10 > * This loan was originaly funded at 75%(ish) but relisted because I was unaware my check stubs had not been received and I exceeded the 3 days post closing to provide verification of income. I have since provided all informattion necessary to verifying my income. ** I will accept partial funding. *** Despite only having worked for my current employer for 1 year, I was recruited after 10 years in this industry. We're currently the 8th largest healthcare provider in the world having experienced 100% growth in 2010 and my position and future with the company is extremely secure. ~ Please consider funding to help me get out of my college and having 3 babies debt :)

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	27
Revolving Credit Balance:	$19,980.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Meridian Senior Living and where did you work prior to that?	I'm the Manager of Financial Planning & Analysis. Prior to that I spent a year in a consulting role to help with a corporate restructuring and before that I spent 8 years as Controller of a private equity firm.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on our mortgage is $195K, there is no HELOC, and the appraised value was $218K in December of 2009. My wife and I have since replaced the carpet downstairs with hardwoods, rennovated the kitchen to include new appliances, and spend a significant amount of money on landscaping including tree removal. The only comparable I could find that has recently sold is on the same street and sold for 259K in August of 2010.
What subject does your wife teach :) (PS. I'm funding, good luck and God bless)	She teaches PE and health so I'm a little jealous about her getting paid to play but then again I'm not sure I could deal with teenagers all day! Thank you for funding :)
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Great questions. (1) Realistically I would expect to have this loan paid off in less than 3 years - most likely 2. (2) I originally listed this loan at the beginning of December and it closed with roughly 70% funding. Apparently there was some confusing regarding my income verification documents. I supplied my current check stub and was told by a LC representative that would be sufficient and my 2009 W-2 wasn't necessary. Without notice I received an adverse notice that my loan would not be funded because my income was unable to be verified. I spoke with customer service, provided the information, but they told me my only recourse would be to relist the loan - and I didn't even give any thought to the holiday period. (3) Yes, I would accept a partially funded loan. I am prepared to sell some stock to make up for the funding difference between my total debt load and the amount funded.

Member Payment Dependent Notes Series 635513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635513	$16,000	$16,000	19.29%	1.00%	December 31, 2010	December 31, 2015	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635513. Member loan 635513 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	General Electric	Debt-to-income ratio:	14.66%
Length of employment:	8 years	Location:	bainbridge, OH

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > I was wanting to extend our dinning room and make the kitchen bigger, I am employed at General Electric for the last 8 years and prior to that I was in the military for 9 years, At GE I test jet engines and here at this plant they have not laid off any one prior to 1991

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	1
Revolving Credit Balance:	$27,773.00	Public Records On File:	1
Revolving Line Utilization:	97.40%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at General Electric?	I test jet engines, and process the data,
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	my total is 122000 that i owe and its current market value of my home is 159000
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 457 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps portion, or all, 12/23 to 01/02 Holidays; usually fundings slowest time. Loans that 60 percent plus funded when their time expires automatically are eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept a partially funded loan? (Advantageous accepting partially funded, lower APR interest loan and pay off portions higher APR interest debts. After 6-months on time payments, automatically are eligible to relist loan for unfunded $ amount or list new loan.) Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED; Virginia Beach, VA.	I am employed at GE i test commercial jet engines, i am one of just a few here that review the data and after we test them to insure that the engines meat faa standards, i would like to pay it off in 3 to 4 yrs, If the loan is only 60 percent funded i believe i would accept it.
Please contact Lending Club to submit your income verification documents (pay stub) at support@LendingClub.com	Type your answer here. Pay stub is sent
what are your current credit card balances and their respective interest rates?	700 and it % is 11.5 a limit of 1500 and i have another one i have is 500 and it is 9.9 but owe nothing on it but i keep it for emergency purpose.

Member Payment Dependent Notes Series 635515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635515	$5,000	$5,000	12.61%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635515. Member loan 635515 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	dewitt & associates behavioral service	Debt-to-income ratio:	13.40%
Length of employment:	2 years	Location:	Oakland, CA

Home town:
Current & past employers:	dewitt & associates behavioral service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,753.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at dewitt & associates behavioral service and where did you work prior to that?	Shortly,my job in DABS is assist adults with mental disability, seizure, substance abuse and different kinds of medical problems in their daily life. Such as, giving medication, doctor appointment, sanitation etc. my previous job was in oakland air port. I worked for HMS Host as a cook and cashier in one of the restaurant called California Pizza Kitchen

Member Payment Dependent Notes Series 635524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635524	$22,000	$22,000	6.17%	1.00%	December 31, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635524. Member loan 635524 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Florida Department of Transportation	Debt-to-income ratio:	17.46%
Length of employment:	9 years	Location:	MULBERRY, FL

Home town:
Current & past employers:	Florida Department of Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,888.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Florida Department of Transportation?	Type your answer here. Resident engineer in charge of maintenance and construction in three counties
Do you have a spouse or partner who works and if so what is his/her monthly salary? Can you detail your monthly expenses (e.g., mortgage, credit card payments, student or car loans, medical expenses, etc.)?	Expenses are 1450 for mortgage, 360 for auto loan which expires in 10 months. With this loan, credit card payments would be zero.
What is the combined income of your household? Please list amounts of any savings you may have (non-retirement and retirement accounts). Will you have payments for this loan automatically made from your bank or will you pay manually every month?	Income is $91k+. Have $20k in savings. Will have auto drafts for this

Member Payment Dependent Notes Series 635621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635621	$15,000	$15,000	6.54%	1.00%	December 31, 2010	December 31, 2013	December 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 635621. Member loan 635621 was requested on December 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	11.01%
Length of employment:	3 years	Location:	irvine, CA

Home town:
Current & past employers:	Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/10 > Turk is my nick name. I need this loan for short term needs since i will be getting a lumpsum soon.

A credit bureau reported the following information about this borrower member on December 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,234.00	Public Records On File:	0
Revolving Line Utilization:	54.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Merrill Lynch?	Financial Advisor

Member Payment Dependent Notes Series 635663

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635663	$12,000	$12,000	9.62%	1.00%	December 31, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635663. Member loan 635663 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.97%
Length of employment:	n/a	Location:	Hot Springs, AR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > My youngest son was in an accident on Oct. 13 of this year and has no feeling from the waist down and I would like to be able to help him until he gets his social security started if he needs it.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,462.00	Public Records On File:	0
Revolving Line Utilization:	52.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Teacher retirement and wife's income.
Employer or current source of income?	Teacher retirement and wife's income.

Member Payment Dependent Notes Series 635800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635800	$8,000	$8,000	12.61%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635800. Member loan 635800 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Kaiser Permenente	Debt-to-income ratio:	22.38%
Length of employment:	10+ years	Location:	MIRA LOMA, CA

Home town:
Current & past employers:	Kaiser Permenente
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,272.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Mortgage and HELOC combined loan balance: $254,606.00 2. Current market value based on area comps is: $242,000.00. I have lived in this home for 27 years. Thank you for consideration of my loan
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	Hello, re: your questions 1. Brief job summary: Responsibilities include service for 2 Hospitals plus 12 surrounding Medical Offices. My main duties are to implement new contracts for medical disposable products and small equipment, i.e. if we are using product A from vendor A, we change contract, I ensure the end users are aware of the contract change to product B from vendor B. This includes coordination of necessary training, supply chain management, etc. I have worked for this employer for 18 years. 2.I expect to pay off this loan in 2 to 3 years. Thank you for consideration of my loan.

Member Payment Dependent Notes Series 635802

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635802	$25,000	$25,000	14.83%	1.00%	December 31, 2010	January 1, 2016	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635802. Member loan 635802 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,083 / month
Current employer:	n/a	Debt-to-income ratio:	13.90%
Length of employment:	10+ years	Location:	Boulder, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > Loan to cover start-up expenses for my new S Corp. business Borrower added on 12/18/10 > Loan to cover start up costs for new S Corp business

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,390.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you describe the business?	The business consists of two onlonie retail shopping businesses. The first one routes potential customers to an online shopping mall feasturing 60 Fortune 500 retail websites (such as Wal*Mart, Travelocity, Macy's, Amazon.com, etc.) (using sophisticaed direct traffic marketing which is more advanced than Search Engine Optimization. Hit rates (i.e. visitors) are guaranteed to be at least 500,000/year (increasing with additional investment in marketing, the "conversion percentage" (i.e. visitors who actually buy something) ranges on average between 1% and 3.9%, and the average commission is $5. The other aspect of the business is a set of websites each of which specializes in a single product category; each website will offer between 40-100 products. When a retail purchase is made, a communication is made to a wholesale dropshipper, who "blind-dropships" the product to the customer.
What is your current source of income?	For the past 14 years I have been part of a small "virtual" software consulting group ("virtual" meaning working from home). I am officially self employed, We specialize in doing software project cost estimating for very large corporate clients (such as telephone companies). My income has averaged slightly over $100,000/year. I am starting this business in order to establish an income stream to replace that of the consulting group, and lead toward a residual income which I can use for retirement.

Member Payment Dependent Notes Series 635821

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635821	$10,000	$10,000	5.79%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635821. Member loan 635821 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Columbia University	Debt-to-income ratio:	14.28%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	Columbia University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > I am currently an Engineering PhD student at Columbia University. I have an NSF fellowship from the government which guarantees my stipend until I graduate. Living in NYC and paying off my student loans has made it difficult to stay out of any debt, so I would like to consolidate this debt in to one easy payment. Once I graduate in 2012 I should be able to immediately pay off the balance of this loan.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,644.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 635830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635830	$25,000	$25,000	14.46%	1.00%	December 30, 2010	January 1, 2016	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635830. Member loan 635830 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	12.45%
Length of employment:	10+ years	Location:	TOLLESON, AZ

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > Thank you for considering my loan request. Here is some information that may be helpful to you in making your decision. I will be using this loan to consolidate three credit cards. I have never missed or made a late payment on these credit cards or on any other debt. I discovered Lending Club and found that the rates available here are less than what I am paying on my credit cards. As I indicated above I have never missed a payment, and the monthly payment for this loan is roughly half what I am paying now. I will be repaying this loan well in advance of the 5 year term. My payment history on all debts is flawless. However, I am told that my credit score has suffered as a result of the following: •My debt to income ratio is too high. A couple things you may want to know about this. oMy monthly income is $9200 and I have been with my employer for over 10 years. My wife’s monthly income is $3900. Combined monthly income is $13,100. As you can see making this payment is well within our means. oThis loan will of course be used to pay off all the credit card debt on my credit report. oThere are two homes on my credit report. One of them is a vacation home that I rent out. oWe have a family member that lives with us who also contributes towards paying bills. •My credit card balances are high in comparison to their credit limits oAs you may be aware with the recent bank crisis many banks have started lowering credit limits on existing accounts. Since my limits have been lowered my balance is now closer to the card limit. oBy paying off my credit cards I expect to see my credit score go back up since my total balance will be a smaller percentage of my total available credit. My point being that I am very interested in improving my credit score so defaulting on this loan is the farthest thing from my mind. Please feel free to share any thoughts or questions you may have. Thank you, Borrower added on 12/19/10 > My original description read "This loan will of course be used to pay off all the credit card debt on my credit report." This should have read "This loan will of course all be used to pay off credit card debt on my credit report." Sorry for any confusion. In reviewing the questions Lending Club investors often ask of loan requesters I found the most often is postion within their company. I am a Government Accounts Manager. In short, this is a sales position with a heavy emphasis on managing the relationship with a variety of high profile government customers. Kindest regards, Borrower added on 12/20/10 > I saw a few investors had asked other loan requesters about their 401k. So I thought it might be relevant to add that my wife and I have a combined $120,000 in our 401ks. I hope this will add to your confidence in funding our loan. Thank you. Borrower added on 12/21/10 > I want to say thank you to all of you that have invested with me so far. I feel much better knowing that the interest I will be paying on this loan is going directly to other good people as opposed to the banks.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,016.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What actions have you taken (other than requesting this loan) to further reduce your debt and maintain it at a lower level moving forward?	Thank you for your question. The majority of this debt was incurred over the last few years when my wife quit work to go back to school. The cards were used to pay for my wife's college education. At the time the interest rates available to me on credit cards were competitive with what was available for student loans. Most of the debt started at 0% introductory rates for 12 months. Of course with the bank crisis credit card rates have since increased significantly. Beyond this we have not had significant credit card debt. My wife has since graduated and is now working full time as a nurse. Not only does this mean that our need to use the credit card has ended, but it also means that we have the means to easily repay the debt. We would simply prefer to repay it at the lower rate available through Lending Club as opposed to at our current credit card rates.
Given your situation you might benefit from using one of the free financial management tools such as mint.com I would like to help you. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Thank you for your advice regarding mint.com. I am not familiar with their service, but I will certainly research it to determine if it meets my needs. I have the following credit cards that I will be using this loan to payoff. -American Express - $8318 @ 29.99% -CitiBank - $4760 @ 24.99% -FIA Bank - $26,789 owed @ 22.49% ($10,672 to be paid off with this loan) -As you may have noticed this is a total of $23,750. The remaining $1250 is the fee that Lending Club charges and takes from the loan amount. In regards to the remaining $16,117 on the FIA Bank card. I have been paying $2000 per month towards my credit card bills for the last three months when my wife graduated and started working as a nurse (significantly more than the minimums). The monthly repayment for the Lending Club loan will be $588. The remaining $1412 per month will continue to go towards paying off the FIA Card. Thank you for your consideration.
Thank you for the very detailed information. It is clear you take this loan seriously. I am in.	Thank you very much. I sincerely appreciate your kind words. I am just trying to be smart about paying off these debts at the lowest interest rate available.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (An IN-YEARS answer tells lenders something useful instead of .."an early payoff" which literally can mean next month or 59-months from now.). (3) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Thank you for your question. Yes, my plan is to pay off this loan in 2-3 years. Yes, I would accept a loan that is not fully funded. Thank you for your consideration, and most importantly thank you for your service to our nation.

Member Payment Dependent Notes Series 635832

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635832	$25,000	$25,000	16.69%	1.00%	December 31, 2010	January 1, 2016	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635832. Member loan 635832 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Pointserve, Inc.	Debt-to-income ratio:	9.93%
Length of employment:	10+ years	Location:	Cedar Park, TX

Home town:
Current & past employers:	Pointserve, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > Debt consolidation Borrower added on 12/18/10 > Looking to consolidate multiple credit card debt, discontinue older accounts. Very secure job with company in a Director position with over 10+ years.

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	36
Revolving Credit Balance:	$71,802.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am new at this so I don't feel entirely comfortable answering the exact $ amount of my mortgage. However I can answer that I hold over 20+% equity in the house, and I would estimate the market value being ~$380K to $400K based upon market data and sales from houses similar in square footage and location. WRT to the HELOC, yes I have a HELOC and even with the HELOC <$30K I still have a greater than 20% equity in the house. Please let me know if that helps.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	The big one is CitCards which has an interest rate of 17.90% and Chase with an interest rate of 27.24%. The monthly payment of those two exceeds the potential rate for this loan. These two card will be paid off with this loan consolidating them into a singular and smaller payment. Regarding my job I am the Director of our pre-sales and analytics team. In this role I help other companies understand the benefits of our software and analyze their business to determine what if any assistance we can provide. Additionally I lead the engagement for our largest customer deployment. Hope this helps, but please let me know if you have further questions.
My questions: (1) Position (brief job summary) with current employer? (Director of WHAT?) (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1. In short I am responsible for a team of people who assist our sales team in new and existing accounts. In that assistance we analyze our prospects operations and using our software determine how much if any we can reduce their operational costs through improved route optimization. Additionally I am the engagement manager for one of our customers...which means I own the overall success of the account from requirements definition through deployment. The other aspect of your question is I am the Director of Pre-Sales and Analytics. 2. I am currently modeling with a 3 - 4 year payback. 3. The answer to this question will depend upon the level of funding to be honest. If the level of funding is not close to having a significant impact on consolidation then I'm just not sure. Likely though I will given your comments about showing progress, good payment. I hope that helps answer the questions you presented, but please let me know if you have any further questions or clarifications.
FYI: This is what L C shares with lenders. Explains WHY lenders MUST ask questions, e.g., Mortgage $ amount? HELOC? Revolving debt $ amounts, interest pct, minimum $ payments p m, et al. Amount Requested $25,000 Loan Purpose Debt consolidation Loan Grade E3 Interest Rate 16.69% Loan Length 5 years (60 payments) Monthly Payment $617.15 / month Credit Review Status Under Review Funding Received $3,850 (15.40% funded) Investors 46 people funded this loan Listing Expires in 10d 7h (1/1/11 9:10 PM) Loan Status In Funding Loan Submitted on 12/18/10 9:10 PM midnitecoder's Profile (all information not verified unless noted with an "*") Home Ownership MORTGAGE Current Employer Pointserve, Inc. Length of Employment 10+ years Gross Income $11,667 / month * (VERIFIED) Debt-to-Income (DTI) 9.93% Location Cedar Park, TX midnitecoder's Credit History (as reported by credit bureau on 12/18/10) Credit Score Range: 679-713 Earliest Credit Line 11/1995 Open Credit Lines 17 Total Credit Lines 28 Revolving Credit Balance $71,802.00 Revolving Line Utilization 81.50% Inquiries in the Last 6 Months 0 Accounts Now Delinquent 0 Delinquent Amount $0.00 Delinquencies (Last 2 yrs) 0 Months Since Last Delinquency 36 Public Records On File 0 Months Since Last Record n/a Over and out. Semper Fi, Lender 505570 USMC-RETIRED	Thank-you that is very helpful. Unfortunately I am not allowed to fully sign up since I live in Texas and they aren't certified / licensed / etc to operate here.

Member Payment Dependent Notes Series 635866

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635866	$20,000	$20,000	10.36%	1.00%	December 31, 2010	January 1, 2016	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635866. Member loan 635866 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Guardian Industries Corp.	Debt-to-income ratio:	3.02%
Length of employment:	10+ years	Location:	Clawson, MI

Home town:
Current & past employers:	Guardian Industries Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,740.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe the purpose of the loan in more detail. If this is a debt consolidation loan, please list the creditor, balance, interest rate and current monthly payment you make to each account you intend to pay off using the funds from this loan.	$8600\15.49%\Chase\$210 $6500\6.99%\First Again\$315 $1500\15.24%\Dentist\N/A
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I have been with my current employer 11 years and in my industry for 16 years. My position is currently Engineering IT Program Manager, with the responsibility of managing the development, deployment, and support processes and personnel associated with multiple enterprise applications located at over fifty worldwide locations.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3Are you the sole wage earner? Thanks.	Net Income: $4857 Car (To be included in loan): $315 Credit Card (To be included in loan): $200 Car Insurance: $135 Utilities: $200 Phone: $200 Internet: $35 Mortgage:$1300 Fuel\Food\Entertainment\Other:$1126 I am the sole wage earner.
Thanks for your response. Just one more question, why are you paying off a 6.99% loan with a 10+% loan?	To reduce the overall monthly spend so that I can focus on debt reduction.

Member Payment Dependent Notes Series 635894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635894	$15,000	$15,000	6.91%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635894. Member loan 635894 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Prime Marine Services	Debt-to-income ratio:	11.66%
Length of employment:	3 years	Location:	YOUNGSVILLE, LA

Home town:
Current & past employers:	Prime Marine Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > The funds will be used for an extention on the house for my my 2 boys. The family is getting bigger and there for the house needs to be bigger. Plus an upgrade in A/C unit and heating.. I have a long history of credit with my bank and with American Express. My budget is pretty simple One Vihical wich my wife pays. From her job. the morgage whitch I stated in my application. Average electric and water and waste $150.00 a month. Insurance for Jeep full covarage is $140.00 a month. and thats it. Pretty simple and to the point. We do have a gas card we pay monthly for Chevron. How ever that changes do to gas prices. I Have been with this company for three years. The are based out of Cannada. Witch has a stable economey. Un like are own. So no matter what i will have a job do to my international statis...

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	66
Revolving Credit Balance:	$601.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 635967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
635967	$6,000	$6,000	8.88%	1.00%	December 31, 2010	January 1, 2014	January 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 635967. Member loan 635967 was requested on December 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,875 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	13.94%
Length of employment:	1 year	Location:	Jersey City, NJ

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/18/10 > Need to pay off and close credit card, would rather pay 11% instead of 22%, perfect credit Borrower added on 12/18/10 > Never late on any payment in ENTIRE credit history Borrower added on 12/20/10 > Sorry - NOT CLOSING CREDIT CARD, JUST WANT TO CLEAR THE BALANCE

A credit bureau reported the following information about this borrower member on December 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,945.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1) This is for a single credit card with a 6k limit that currently has about 5,800 on it. I usually pay at least $500/month to try and knock it down faster. 2) Credit card was almost maxed after moving/traveling at end of summer, everything hit at once. Cleared about half, then Thanksgiving and Christmas has raised it up again to current. 3)Not sure that's relevant...full time position in a corporate network environment, Verizon Wireless, no possibility of being fired or laid off anytime soon, up for promotion currently too. 4)N/A 5)N/A 6&7) Single, live alone, bottom line is I'm trying to not pay 22% interest on my credit card and the August move combined with the holidays has maxed out my card. I have NEVER had a late payment and I'm up for a promotion at work. I can pay for this loan no problem

Member Payment Dependent Notes Series 636020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636020	$4,900	$4,900	6.17%	1.00%	December 29, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636020. Member loan 636020 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	walmart	Debt-to-income ratio:	3.71%
Length of employment:	9 years	Location:	copperas cove, TX

Home town:
Current & past employers:	walmart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$807.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 636028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636028	$25,000	$25,000	20.77%	1.00%	December 31, 2010	January 2, 2016	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636028. Member loan 636028 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	21.70%
Length of employment:	2 years	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > This loan will be used to consolidate: One open, unsecured loan of approximately $10,000 Two open credit cards of approximately $1000 and $10,000 The remainder of the loan will be used to keep some free cash flow.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	11
Revolving Credit Balance:	$10,510.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Lockheed Martin and where did you work prior to that?	I currently work as a Quality Engineer supporting the construction and test of military and commercial satellites. Prior to working at Lockheed Martin, I worked at UPS as an Industrial Engineer for 5+ years (3 of which were working nights while attending college full-time).
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 457 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1) Realistically, I would hope to pay off the loan in 3-4 years. 2) Provided the partial amount is enough to completely pay off the outstanding unsecured loan I already have and a large portion of my credit card debt, I would accept it. I was not aware of the automatic re-listing option at 6 months, although I would reevaluate the need for it at that time.
Hello, I am considering funding a portion of your loan. I have a couple questions. 1. Could you explain the delinquency on your credit file and try to shed some light on why you are being offered a 20% interest rate, which seems kind of high for a professional such as yourself. 2. Do you like your job? How long do you anticipate working there? Any plans for the future career wise? 3. Could you itemize your monthly income and expenses and also list your current assets and liabilities. My grandpa retired from lockheed martin. I know it's a good company. Best of luck with your loan!	1) Looking at my credit report, the delinquency appears to be a mistake that I am disputing. The only negative item I show on my credit report is a loan from the bank for my last car that shows over 30 days past due. This is an error, because that loan was closed in May 2010 when I bought a new car. It never went past due as far as I know and was paid off on-time/in-full. I even got a refund for overpayment of it. I assume this is what is driving my credit score towards the lower end of the Lending Club credit score acceptance rate, and thus driving up my interest rate. 2) I love my job. I have a family history in the military and defense/satellite industry and the opportunity to work for Lockheed Martin is pretty close to my dream job. As for how long I plan to work there, I am currently in a 2-year Leadership Development program to prepare me for the challenge of being a leader at Lockheed Martin. I will be done the program in July 2011. After that, I do not plan on leaving Lockheed anytime soon and my position right now is to have a very long career there. 3) Income (after tax): $850 per week, $3400 per month. Expenses (rounded to nearest dollar): Rent $1280 Cable/Internet ~$160 Phone $90 Credit Card payments $300 (more when possible) Auto/Renters Insurance ~$100 Car Loan $543 Other Utilities ~$100 Total ~$2960 My assets are limited as I rent my apartment. Roughly $1000 in available liquid savings, and ~$20,000 in my 2.5 year old 401k. Liabilities: Credit card #1 - ~$10,000 (to be paid off with this LC loan) Credit card #2 - ~$1000 (to be paid off with this LC loan) Auto Loan - ~$30,000 Personal Loan - ~10,000 (to be paid off with this LC loan) I also have student loans in my name but they are paid by my father.

Member Payment Dependent Notes Series 636103

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636103	$20,000	$20,000	6.54%	1.00%	December 31, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636103. Member loan 636103 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Matlen-Silver	Debt-to-income ratio:	15.31%
Length of employment:	1 year	Location:	Edgewater, NJ

Home town:
Current & past employers:	Matlen-Silver
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I am a very reliable person. This loan will allow me to realize my goal of being completely debt free within the next three years. This loan will be repaid before the end of the three year agreement. I would like to thank all the investors who will make this loan possible. Here's to a fantastic 2011!

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,290.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Matlen-Silver and where did you work prior to that?	I am a Project Manager. I worked for 10 years at JPMorganChase.

Member Payment Dependent Notes Series 636109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636109	$8,200	$8,200	9.25%	1.00%	December 30, 2010	January 2, 2016	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636109. Member loan 636109 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,300 / month
Current employer:	n/a	Debt-to-income ratio:	13.17%
Length of employment:	n/a	Location:	tallahassee, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > i have an opportunity to buy my best fried (and neighbor) car-she is no longer able to drive. 2006,low mileage,great condition. i have excellent credit-never late always pay off and on time. prefer a loan other than to take $ out of IRA. thanks for any consideration. (My current car is 1997,always cared for but seems to constantly need repair lately. don't want to miss out on her offer.). thanks. Borrower added on 12/20/10 > I retired from the state of florida( after 35 yrs of service).( only listed my retirement income.( my husbands retirement/ss /income was not included)..

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,262.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	retirement income,plus rental property.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here. 1.no 2.spouse..my husband 3no 4. valued between 240,000-260,00. 5.almost 19 yrs.(home was built new -as early inheritence gift). thank you for your consideration.

Member Payment Dependent Notes Series 636112

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636112	$12,000	$12,000	5.42%	1.00%	January 4, 2011	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636112. Member loan 636112 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,584 / month
Current employer:	n/a	Debt-to-income ratio:	7.70%
Length of employment:	n/a	Location:	perrysburg, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > home improvement loan is to be used for kitchen and bathroom remodeling.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,198.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here.social security and benefit retirement income from past employer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.question 1. no i do not owe any mortgage on my house.question 2. yes i hold deed in my name. question 3. no i do not have a home equityline of credit. question 4. current valuation of my home on zillow.com is 93,500. question 5. i have lived in my home since june 1 1960 over fifty years.

Member Payment Dependent Notes Series 636163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636163	$20,000	$20,000	6.91%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636163. Member loan 636163 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	SmartDog Services, LLC	Debt-to-income ratio:	8.13%
Length of employment:	4 years	Location:	Austin, TX

Home town:
Current & past employers:	SmartDog Services, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I am a great borrower because I plan on paying it on time, and as a bonus, paying it off early by making more than the minimum monthly payment. II have been stuck paying close to the minimums and barely making a dent on the balance. believe that I have only missed one payment in the past 10 years due to an oversight. I will use the funds to pay off 3 high interest credit cards (Citi Bank, American Express, and Bank of America Visa) and plan on cutting up the cards afterwards. My soon-to-be fiance and I have been working on monthly budget spreadsheets and this will enable us to go into marriage almost debt free. I have been at my job for four years and we are growing and expanding. You should feel 100% confident in lending me funds to consolidate my debt.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,866.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 636187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636187	$9,000	$9,000	10.36%	1.00%	December 30, 2010	January 2, 2016	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636187. Member loan 636187 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	department of defense	Debt-to-income ratio:	20.34%
Length of employment:	10+ years	Location:	spring hill, FL

Home town:
Current & past employers:	department of defense
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I am a long-term military member of 20 years and plan on remaining with the military until retirement age. I am a stable family man and have excellent credit rating and history with no bankruptcies. Current vehicle engine died and require new vehicle to continue working. Thank you.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,358.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the department of defense?	Logistics and supply.
My questions: (1) Position (brief job summary) with current employer DoD? (Military: Rank-Pay Grade-ETS? Or civilian GS/WG Pay GRade?) (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan is 100 percent quickly funded. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	Logistics supply, Tsgt in the Air Force, Goals are to pay off the loan in no more than 3 years, ETS date 07/2014

Member Payment Dependent Notes Series 636236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636236	$18,200	$18,200	8.88%	1.00%	December 29, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636236. Member loan 636236 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Photodex Corporation	Debt-to-income ratio:	22.03%
Length of employment:	4 years	Location:	Austin, TX

Home town:
Current & past employers:	Photodex Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > Hello and thank you for your lending consideration. I plan on using the money to resolve a credit card balance that I have and use the rest to pay off a few friends who helped me awhile back. I have a very steady job and have been here for the past 4+ years. This loan will help me, because I feel the payment method is better with this interest rate, than what I would be getting with my credit card. I am waiting on the verification from my bank to complete that step. I currently have only 1 car payment and pay no rent at where I live. (I live with a friend). This will will really help reduce my interest I am paying; I appreciate your consideration and promise this is a guaranteed return. Borrower added on 12/20/10 > EDIT: forgot to mention that the credit card account the balance is on is closed, so I cannot use the card any longer.

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,733.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello I ask respectfully and not to pry. What are your montly expenses by catagory? Happy Holidays.	Currently I only pay $100 for car insurance, $100 for phone bill and 400 for car payment. Rest goes to my credit card debt and food expenses plus gas which ends up about 400.
How long do you plan to stay with a friend? Do you expect to move in the next three years and have a rent payment? Thanks.	We are best friends, and I am in no hurry to move. We are in a band together, so it works out for us. He is the one who pushed me to get rid of my debt, so he doesn't charge me anything. I intend on staying in Austin indefinitely at the moment. Once I am out of debt, our band is intending/planning on getting a house to rent. Thanks for your consideration, happy holidays!
What are the current rates and balances on the credit cards you are consolidating? Thanks.	Citi ~ 14.99% of full balance.

Member Payment Dependent Notes Series 636359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636359	$20,000	$20,000	6.91%	1.00%	December 31, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636359. Member loan 636359 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Brinks Inc	Debt-to-income ratio:	12.65%
Length of employment:	5 years	Location:	Salt Lake City, UT

Home town:
Current & past employers:	Brinks Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/10 > Choosing to consolidate credit cards to one loan from lending club

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,199.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the current rates and amounts of the cards you are consolidating? Thanks.	Type your answer here. The rates right now range from 14.99 percent up to 29.99 percent. Amounts range from 5000.00 to 18000.00. This loan will be used to pay off the highest rates first and the lowest rates last. Debt was incurred mostly because of medical expenses.

Member Payment Dependent Notes Series 636387

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636387	$10,000	$10,000	6.17%	1.00%	December 31, 2010	January 2, 2014	January 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636387. Member loan 636387 was requested on December 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	PROS Revenue Mgmt	Debt-to-income ratio:	15.39%
Length of employment:	5 years	Location:	CONROE, TX

Home town:
Current & past employers:	PROS Revenue Mgmt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/19/10 > I am moving into a new place and want to purchase nice furniture Borrower added on 12/25/10 > I am renting. I am about to move to Atlanta where I am going to split $1300 rent with a roommate. Merry Christmas!

A credit bureau reported the following information about this borrower member on December 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,811.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Are you renting or did you buy? If you bought, what percentage did you put down? Wishing you the best.	I am renting. I am about to move to Atlanta where I am going to split $1300 rent with a roommate.
Will your employer and salary stay the same or change with your move?	Same employer. I am going to work remotely.

Member Payment Dependent Notes Series 636405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636405	$7,000	$7,000	6.17%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636405. Member loan 636405 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Best Electric	Debt-to-income ratio:	15.45%
Length of employment:	6 years	Location:	buena park, CA

Home town:
Current & past employers:	Best Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > Im needing this loan because I'm wanting to pay off the rest of my credit cards which adds up to around $3,000 and in need of a low interest loan so i can help pay for my daughter's 1st birthday instead of using credit cards that run from 12.99 % to pay for it. A little about myself, I'm an electrician with a very steady company for the past 7 years and make 25 dollars an hour.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,345.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 636434

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636434	$6,500	$6,500	6.17%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636434. Member loan 636434 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Boston EMS	Debt-to-income ratio:	15.02%
Length of employment:	4 years	Location:	HYDE PARK, MA

Home town:
Current & past employers:	Boston EMS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	40
Revolving Credit Balance:	$7,146.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 636436

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636436	$9,000	$9,000	12.61%	1.00%	December 30, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636436. Member loan 636436 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	US Airways	Debt-to-income ratio:	15.48%
Length of employment:	10+ years	Location:	GILBERT, AZ

Home town:
Current & past employers:	US Airways
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	2
Revolving Credit Balance:	$2,756.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at US Airways?	Computer programming
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. $221000 In the neighborhood, same house currently solds for $240000
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; week ago 575; today 371. Not all 100 percent fund, especially $12K - 25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous because a partially funded, lower APR interest loan pays off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	Type your answer here. Computer programming 2 to 3-yrs partillay funded loan is fine
What happened 2 months ago that caused a late payment to be reported on your credit report? Also your revolving credit balance shows $2.7k yet you are asking for $9k, please detail how the 9k will be used.	Type your answer here. The delay is caused by the mortgage taxes due on Oct 1, 2010 and my car broke down twice during that time.

Member Payment Dependent Notes Series 636495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636495	$15,000	$15,000	6.91%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636495. Member loan 636495 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	Sodexo	Debt-to-income ratio:	2.50%
Length of employment:	8 years	Location:	Holyoke, MA

Home town:
Current & past employers:	Sodexo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > loan for plumbing and cabinets for kitchen renovation. work for a large stable company for 8 years. promoted twice. no bankruptsies or foreclosures.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	61
Revolving Credit Balance:	$5,526.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 636499

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636499	$24,000	$24,000	9.25%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636499. Member loan 636499 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	NTRglobal	Debt-to-income ratio:	15.59%
Length of employment:	6 years	Location:	Dallas, TX

Home town:
Current & past employers:	NTRglobal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > This loan is part of my 3 year debt-free plan and will be used to pay off various high interest rate credit cards. I am a good borrower because I have an 18-year credit history, have never been late on a payment ever, and I have a debt-to-income ratio of about 15%. I have a very stable senior position in a global software company where I have been for 6 years. The monthly payment for this loan is a few hundred dollars less than the combined payments I am already making on these cards and well within my budget. The extra money I save from the lower APR will be reapplied to accelerate the pay-off of this loan and other debts.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,520.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 636528

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636528	$24,000	$24,000	9.25%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636528. Member loan 636528 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Advocate Health Care	Debt-to-income ratio:	10.03%
Length of employment:	10+ years	Location:	WESTMONT, IL

Home town:
Current & past employers:	Advocate Health Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > Divorced dad trying to consolodate debt and get back on feet. Borrower added on 12/23/10 > Director of technology within Chicagoland, with over 20 years of experience, wanting to be debt free in 3 years with this loan. Borrower added on 12/27/10 > Monthly expenses: Rent 990, utilities 300, food 200, home improvement loan from divorce - 450 Debt to consolodate - credit cards - 17,000, home improvement - 7,000 Thanks

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	38
Revolving Credit Balance:	$18,183.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list balances and interest rates of debts you want to pay off.	Two credit cards, Juniper, Capital One, interest rates around 21%, totaling $17,000, and a home improvement loan from my divorce, $7,500. Thanks
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Monthly expenses: rent, $990, utilities, $300, food, $200, home improvement (from divorce) $450. Credit cards paying off - $17,000, interest rate of 21%, home improvement loan $7,500. Yes, I am the sole wage earner. Thanks

Member Payment Dependent Notes Series 636536

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636536	$10,000	$10,000	8.88%	1.00%	December 30, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636536. Member loan 636536 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	13.81%
Length of employment:	n/a	Location:	BlackHawk, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > Bill consolidation on high interest loans. Pay off CitiBank, Chase Visa, and American Exoress.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,472.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HOW DO YOU GET YOUR INCOME WITHOUT AN EMPLOYER OR LENGTH OF EMPLOYMENT?	I retired a year ago from Colorado School of Mines after 30 years of service. I receive my income from a Public Employee Retirement Pension (PERA). I plan on placing my home up for sell this April (appreciated at $700,000 two years ago) to make a permanent retirement move to Montana. This year I have spent funds to do some upgrading to my house with this goal in mind.
Please list the creditor, balance, interest rate and current monthly payment you make to each account you intend to pay off using the funds from this loan.	Type your answer here.: Bank of America: $4,383.00, Interest Rate: 11.99%, Payment : $127.00 Chase Visa: $1,687.00, Interest rate: 17.94%, Payment: $100.00 Citi Bank, MasterCard: $1,552.00, Interest Rate: 23.9%, Payment $100.00 I placed balances on these credit cards the last seven months to do work on my home. I plan on placing my home up for sell in April. It was appreciated at $700,000 two years ago. The home is 3,900 sq.ft. and 47 acres of land. If I can pay off these credit cards, it will give me a savings of at least $200.00 a month.
I would like to help, but first have a few questions. What is the combined income of your household? Please list amounts of every debt you have (credit card, auto, mortgage, HELOC, student loan, medical and so on). Please list amounts of any savings you may have (non-retirement and retirement accounts). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Are you likely to pay this loan off earlier than the stated term?	Type your answer here. I forgot to answer the second questions asked, here are my answers: I will have payments for this loan automatically made from bank. I hope to pay off loan earlier then the stated term.

Member Payment Dependent Notes Series 636577

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636577	$12,000	$12,000	6.17%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636577. Member loan 636577 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,750 / month
Current employer:	Lane Co	Debt-to-income ratio:	13.50%
Length of employment:	4 years	Location:	Eugene, OR

Home town:
Current & past employers:	Lane Co
Education:

This borrower member posted the following loan description, which has not been verified:

This is a basic loan to consolidate 3 credit cards and a used car loan I took out for my step-daughter.

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,104.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 636587

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636587	$24,000	$24,000	6.54%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636587. Member loan 636587 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Jackson Memorial Hospital	Debt-to-income ratio:	9.23%
Length of employment:	3 years	Location:	Pompano Beach, FL

Home town:
Current & past employers:	Jackson Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > I have a master's degree, and I had rolled my student loans into my house. Now that I am making better money, I want to move to a better neighborhood to raise my 7 month old baby. However, I need this money to cover the difference between what I sold the house for and what I owe. I also have to pay the realtors, and I have to pay closing costs. I have credit available on credit cards, but the good interest rate expires in one year. I want to stretch the payments over 3 years, so that I can save money to buy my next house.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,968.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 636596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636596	$20,000	$20,000	17.43%	1.00%	December 31, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636596. Member loan 636596 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	Stryker Corporation	Debt-to-income ratio:	15.34%
Length of employment:	1 year	Location:	Dublin, CA

Home town:
Current & past employers:	Stryker Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > Hi LendingClub members, and Happy Holidays to all! I'm seeking a loan to cover a portion of my family's medical bills. I have a very stable career for a Fortune 500 medical device manufacturing company. After accounting for my normal, fixed expenses, I have about $1000 per month in discretionary cash from which to cover the cost of this loan. I pride myself on not once missing or making a late payment. Please ask me questions if you would like any additional information. Thank you!

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,582.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Stryker Corporation and where did you work prior to that?	I work as a Regulatory Affairs Analyst for Stryker's Endoscopy division. I act as my product development teams' liaison with the FDA (Food and Drug Administration) ensuring that our new products are compliant with all applicable regulations. I am responsible for our devices' safety and efficacy, because ultimately medical products are capable of both healing and harming the patient or user, in the event that something goes wrong. Prior to my current position at Stryker, I worked as a Regulatory Affairs Associate at an OEM (original equipment manufacturer) for Johnson and Johnson's titanium plate and screw business. These were implants designed for use in trauma and craniomaxillofacial reconstructive surgery.
What kind of medical expense are you seeking funding for?	A family member who took care of me after my father died is gravely ill, and I cannot cover him on my company's insurance.

Member Payment Dependent Notes Series 636669

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636669	$25,000	$25,000	12.98%	1.00%	December 31, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636669. Member loan 636669 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Integrated Financial Group	Debt-to-income ratio:	6.47%
Length of employment:	< 1 year	Location:	Langhorne, PA

Home town:
Current & past employers:	Integrated Financial Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > We are using the funds to payoff 4 debts with current payments totaling 1,100 per month. My wife and I combine to make $140,000. My credit scores are all above 750. I have 21 plus years in the finance and collections industries. My wife has 6 years in her current job and 13 years in her industry. Borrower added on 12/24/10 > I have submitted paystubs and W2s as requested.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,244.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1 year in the property. MV roughly 270k, balance 260k.
What do you do for Integrated Financial Group and where did you work prior to that?	Mortgage Loan officer, been there 2 months. Previously Advanta Bank 1 year, which closed. Countrywide 1 year, which closed. Total 21 years in loan industry.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Debts being paid off with proceeds: First Again Loan, bal 11k, rate 7%, pmt $540 CitiCard, bal5k, rate 15%, pmt $200 ChaseCard, bal 6k. rate 13%, pmt $200 LukoilCard, bal 3k, rate 17%, pmt $200 3 debts remaining open: Mortgage, Chase, Bal 260k, rate 5%, pmt $2123 Kohls, bal $500, rate 17%, pmt $50 BestBuy, Bal 1k, rate 17%, pmt $100
Hi. I am always puzzled when folks pay off lower interest rate debt with higher interest rate debt. Why does this make sense for you in your case? it seems to me that you should be requesting a $9.5K loan to consolidate the high rates and since this loan would be your highest rate debt going forward, pouring all your resources into paying this debt off. Obviously that means less interest for us lenders but the other half of the reason we investors do this is to help others when they need it even if it means lower returns over the life of the loan. Thanks.	I'd like to eliminate revolving debt at higher rates. Paying off the First Again loan as well, even though its at lower rate, basically swaps payment for payment ($540 First Again vs $570 new loan) and eliminates 3 credit cards at $600 per month. From a monthly savings standpoint it's a more comfortable position. None of the cards will remain open so as not to encur future payments. My wife has a card with minimal balance on it for emergency. I plan on paying off the Kohls and BestBuy in a few months with the extra $600 per month. Leaving only our mortgage, this loan and 1 credit card. Thanks.
OK, I still don't get it. You are a mortgage loan officer, so you understand the mathematical and fiscal-responsibility value of paying LESS interest rather than MORE interest when you want to pay down debt. Please provide a more comprehensible reason why you would prefer to pay 15% rather than 7% on an $11K debt (this comes out to CHOOSING to incur nearly $900 each year more in interst than currently). It seems to me there must be something else going on -- please share with us what it is.	I understand the need for some investors to want to educate borrowers while determining whether or not to invest in a transaction , however, to badger, insult and insinuate that there must be ulterior motives should not be part of this loan process. I answered this would be investor???s question once already stating that I wish to lower my monthly payments, trade 4 debts for 1, lower my monthly by $600, eliminate very nearly all our revolving debt and build savings. He/she can certainly chose to not invest in my proposed loan but to come back a second time with capitol letters in the discussion forum to insult and belittle should not be encouraged. Then he/she basically accused me of lying the first time. Kindly invite Member_627750 to decline investing in my loan. Should this loan fund, those investors that decide to contribute will be pleased to see their investment paid back 100% and on time.

Member Payment Dependent Notes Series 636674

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636674	$10,000	$10,000	9.62%	1.00%	December 31, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636674. Member loan 636674 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,250 / month
Current employer:	n/a	Debt-to-income ratio:	13.82%
Length of employment:	10+ years	Location:	College Station, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,607.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Jennico Holdings

Member Payment Dependent Notes Series 636698

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636698	$10,800	$10,800	6.17%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636698. Member loan 636698 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	WTP Advisors	Debt-to-income ratio:	1.81%
Length of employment:	< 1 year	Location:	WETHERSFIELD, CT

Home town:
Current & past employers:	WTP Advisors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,072.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is WTP Advisors, what do you do there, and where did you work prior to that?	I am in Business Development. It is a tax consulting firm. I was a golf professional.
You show jut over 3K in revolving Credit Balance, and yet are looking for 10K. What is the remainder?	It should show about 10k.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. (The information we see is from your TransUnion report, which does not necessarily include all of your debts) Thank you in advance.	I have 3 credit cards that will be paid off. Discover which is about $1,000, MasterCard which is about $1,000 and Visa which is about $8,000. All my debts will be paid.
What is the combined income of your household? Other than CC debt, please list amounts of other debt you might have (auto, mortgage, HELOC, student loan, medical and so on). Please list amounts of any savings you may have (non-retirement and retirement accounts). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Please contact Lending Club to have them verify your income.	I have no other debt. Payments will be automatic.

Member Payment Dependent Notes Series 636721

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636721	$12,000	$12,000	9.62%	1.00%	December 29, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636721. Member loan 636721 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,312 / month
Current employer:	The American Sugar Refiining Co	Debt-to-income ratio:	7.29%
Length of employment:	10+ years	Location:	Ellicott City, MD

Home town:
Current & past employers:	The American Sugar Refiining Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/10 > On my loan application, I did not include any income from my business. I only included income from my job at ASR.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	36
Revolving Credit Balance:	$18,702.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at ASR? What was the delinquency 3 years ago?	I am a Packaging Control Engineer. My functions include PLC programming, troubleshoot packaging lines, develop data tracking software for packaging equipment. I am not aware of a delinquency 3 years ago. Can you give me more detail?
What do you do at The American Sugar Refiining Co?	I am a Packaging Control Engineer. My functions include PLC programming, troubleshoot packaging lines, develop data tracking software for packaging equipment.
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 575 week ago; 430 today. Not all 100 percent fund, especially $12K - 25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	If fully funded, I expect to repay loan in 3 years. If loan is 60 percent funded, I expect to repay loan in 1 year; therefore, I would accept a partially funded loan.
What are the balances and interest rates that make up your revolving credit balance of $18k? Could you please list your monthly budget, including monthly payments for your debts?	Approximately 14K of the 18K is used for my Vending Business. 70% for product, 30% for other expenses suck as fuel, repairs, etc. No interest is paid; always pay full balance every month. The remaining 4K is use for personal expenses. Pay approximately $40/month in interest on low apr credit card. Note: I did not claim any income from my

Member Payment Dependent Notes Series 636734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636734	$25,000	$25,000	18.17%	1.00%	December 31, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636734. Member loan 636734 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Raytheon Company	Debt-to-income ratio:	17.96%
Length of employment:	10+ years	Location:	Worcester, MA

Home town:
Current & past employers:	Raytheon Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I would like this loan so that I can consolidate three high interest credit cards into one payment and pay off that debt much sooner than I would otherwise be able to.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,787.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. At the moment I owe $190,000 on my home. 2. At the moment zillow's value for my home is $170,000. Thank you for you interest in funding my loan.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) I know for a fact that most loans will receive funding much faster and have a much better chance of fully funding. No response needed, just giving you some info. Thank You!	Thanks for the tip!
What do you do at Raytheon Company?	I am a Software Engineer.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $190,000 2. $170,000
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 430 listed today. Not all 100 percent fund, especially $15-25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when their time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off portions higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U:S.MARINE.CORPS.RETIRED	1. Software Engineer 2. Most likely 4-5 years. 3. I will accept 60%+ funding. Thank you for your help and interest! Happy Holidays!
Could you please give some clarification as to the Revolving Credit Balance $57,787.00. How long have you lived in your home and your intentions regarding your home. And thirdly, please detail Balances, with monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo)	1. Well, as a loan applicant, I can not see online the same exact information that you are seeing, as far as I can tell. What I can say is that I have a HELOC at ~$33,000, a car loan at ~$14,000, and 5 credit cards at a total of ~$38,000. 2. I have lived in my home since 2002 and plan on staying there for the foreseeable future. 3. CC1 - 14,000@27.24=440 CC2 - 7,000@24.00=150 CC3 - 2,600@29.00=100

Member Payment Dependent Notes Series 636745

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636745	$20,000	$20,000	6.54%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636745. Member loan 636745 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,000 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	6.42%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	L-3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > I plan to use the loan to pay for an IRS audit. I have a very stable and strong employment background. My typical balance on my one revolving credit card is less than 200.00. I use American Express to pay for most everything to build up points and of course pay it off every month. I have a DBA where I consult and have several clients on monthly maintenance contracts that brings in receivables. These additional funds are on-top of my salary from L-3. I plan to pay this loan back very quickly <12 months

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at L-3 Communications and where did you work prior to that?	At L-3 Communication I'm a Sr. System Engineer and have been employed there since late June of 2010. Prior to L-3 I worked for Boeing as a System Design and Integration Engineer and was employed with them since 2000.

Member Payment Dependent Notes Series 636801

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636801	$12,700	$12,700	12.98%	1.00%	December 29, 2010	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636801. Member loan 636801 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,233 / month
Current employer:	JEA	Debt-to-income ratio:	17.90%
Length of employment:	7 years	Location:	jacksonville, FL

Home town:
Current & past employers:	JEA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I have 2 credit cards that I need to payoff. I can currently only afford the minimums (about $350.00). My wife's medical cost shares prevent me from paying them down. I am also pursuing supplemental insurance which will cover what my current insurance does not, however it has a 6 month pre-existing condition clause, so I need something to give me breathing room, until the supplemental picks up the payments. Borrower added on 12/20/10 > I retired from the U.S.Navy in 2002. I have been at my current job as a journeyman powerplant mechanical technician since October 2002. I have been in my home Since June 2003.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,432.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have one mortgage. $170,000 at 6% on a 30 year fixed, drawn in 2003, current balance is $151,140, with a monthly payment of $1273. There are no second mortgages, equity lines, or any other liens against the property. I have compared the value on my home from 3 different websites, including zillow, and it varies from about $153,000 to $155,000. Before the market dropped, it was about $210,000. I am in the process of persuing a VA Streamline refinance through my current mortgage holder at about 4.75%. Unfortunately, rates are headed up... Thank you for your question.
US Navy retiree, My questions: (1) What is employer JEA? and current Position (brief job summary)? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 575 week ago; 430 today. Not all 100 percent fund, especially $12K - 25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	1) JEA used to be Jacksonville Electric Authority, a local municipal utility. The website is www.jea.com. Through the years, as the utility has grown, added more electric and fuel resources, bought out local water companies, and dealt with waste water, storm runoff, as well as fresh water, springs, and other water sources, they integrated the entire operation under a single name, JEA. 2) Currently, we are dealing with my wife's progressive health disorder. We are currently locked into 2 credit cards totalling about 12,200. Due to medical bills, cost shares, copays, meds, etc, we are only able to make the minimum payments on the cards, which is about $350 per month. This is a formula for disasater in the future. I have purchased tricare supplemental, which should reduce the financial impact of her health care. The supplemental has a 6 month pre-existing condition clause. So my immediate pinch is for 6 months. If I can keep my head above water long enough for this supplemental insurance pre-existing condition clause to expire, I will have a lot more financial flexibility, and be able to pay this down at a faster rate. I wanted a 42 or 48 month loan, but Lending Club only has 36 and 60. To answer your question, 3 to 4 years. 3)Good information. I had not looked at the rest of those details, and had not considered that it may not become fully funded. With the information you have provided, I might have been (and may still persue) better off with 2 smaller loans. Since my intent is to get out of BOTH credit cards, a partially funded loan may not work. But I could apply what is funded to pay off one card, and the balance toward the other. I had not thought about that very much before now. I guess I could accept a partially funded loan. It will depend on how much is available, and the final interest rate. Just curious, how much are you intending to invest? Thank you for your questions. I hope I was not too wordy with my answers, I tried to be thorough.
Navy retiree; Me again. Thanks for reply. Initial investment $250; probably increase to $500 closer loan becomes to expiration or full funding. Loan will probably 100 pct fund because: (1) Retired military w/lifetime pension (2) Active, and retired, military desirable borowers who virtually never defalut on their loans (3) 2nd career employer large public utility. FYI: Information only; Reply optional: Initially pay as much $ as possible toward credit card with HIGHEST APR pct interest rate; only pay minimum payments on other cards. When highest APR pct interest rate card is paid off, then pay everything you can toward credit card with next highest rate. This is known as debt snowballing. It saves you most $ amount of interest; helps pay down debt faster. Example: Paying $1,000/month on three credit cards. Card 1 $4,250 balance at 15.99 APR pct. Minimum payment 2% of $4,250 balance. Pay $85/month on this debt. Card 2 $4,750 balance at 17.99 APR pct. Minimum payment 2% of $4,750 balance. Pay $95/month on this card. Card 3 $10,000 balance at 19.99 APR pct. Pay $820 on this debt ($1,000 minus $95 and minus $85). When highest APR pct interest rate card paid off, apply same $820, slightly more by time card balance paid off, PLUS $95 minimum you were paying to card with next highest APR pct interest rate. Apply $915/month to that card until card paidoff. When card paid off, apply $915/month PLUS $85 minimum you wre paying to card with lowest APR pct balance. Apply $1,000 to that card until paidoff. When last card paidoff, you are FREE of CC debts. Important; Do NOT payoff credit cards that have interest rate LOWER than interest rate of this loan. Lender 505570 USMC-RETIRED Virginia Beach, Va	USMCRet: Firstly, thank you for your service!!! I know there is some minor (in-house) rivalries between the 4 branches, but trust me, in some ways, my service was a cake-walk compared to what I see marines stereo-typically have to deal with (movies). I did 18 of 20 working on and in the power plants on ships, making steam, water, electricity, and making the ship move... It was a lot of time away from home, and a lot of sweat and hard work, but I never toted a pack through the desert, slept in a tent, or ate MREs out of a tin, cooked over open fire. So, thank you for your service. Moving on, thank you for your information (1, 2, & 3). FYI) I am a study of Clark Howard and Dave Ramsey. I try to keep those principles in practice as much as possible. The one thing I don't do is save, or have an emergency reserve. I did invest for years, then dated, got married, disposed of the rental properties, and squandered what I had work so hard to achieve. Now, happily married 16 years, retired military, good job, comfortable home etc, and no savings... Now I'm forced to get back on track. Thank you...

Member Payment Dependent Notes Series 636804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636804	$14,500	$14,500	9.99%	1.00%	December 31, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636804. Member loan 636804 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,644 / month
Current employer:	Silicon Graphics - SGI	Debt-to-income ratio:	22.79%
Length of employment:	10+ years	Location:	SAINT PETERS, MO

Home town:
Current & past employers:	Silicon Graphics - SGI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	28
Revolving Credit Balance:	$29,903.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 636805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636805	$11,500	$11,500	6.91%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636805. Member loan 636805 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	AMSEC	Debt-to-income ratio:	15.32%
Length of employment:	5 years	Location:	Rialto, CA

Home town:
Current & past employers:	AMSEC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,567.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 636820

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636820	$14,500	$14,500	9.99%	1.00%	December 31, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636820. Member loan 636820 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	2020 Engineering	Debt-to-income ratio:	15.44%
Length of employment:	< 1 year	Location:	Westminster, CO

Home town:
Current & past employers:	2020 Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Added notes. My job is very secure. I have plenty of work and not enough time. I have excellent credit which is in the 700's. I am using lending club because the rates are good. I am a good borrower becuase I always have and will pay my debts. I want to put everything together for one easy monthly payment.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,676.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for 2020 Engineering and where did you work prior to that?	I am a CAD technician. I worked with Adult Probation and Parole in New Mexico as a District Supervisor before relocating.

Member Payment Dependent Notes Series 636839

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636839	$24,250	$18,875	17.43%	1.00%	January 4, 2011	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636839. Member loan 636839 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Redwoon Mangement	Debt-to-income ratio:	16.35%
Length of employment:	2 years	Location:	oregon, OH

Home town:
Current & past employers:	Redwoon Mangement
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > Loan #636839, 5 years, pay off credit cards.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1975	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,969.00	Public Records On File:	1
Revolving Line Utilization:	93.50%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan is in competition with many others for funding. You will attract more interest by telling us a litlle more about your situation. Perhaps you could answer these questions: (1) What do you do for Redwoon? (2) Are you the sole earner in the household? (3) Please detail which loans, APRs and current monthly payments you instend to repay. (4) How much do you save each month? Thnank you so much! - N.B.	Type your answer here.1. I am a Leasing Specialist for Redwood Management. 2. I am not the sole earner in the household. 3. I would pay off Bank of America, Sam's Discover, Capital one in the amount of $2800, American Express and the balance on PNC credit card. 4. I do not save very much each month. I am trying to get these credit cards consolidated so I can save at least $150.00 per month.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.1. I do not hold the title to the home I live in. This is a second marriage and the home is in a trust.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.1. I do not hold the title to the home. This is a second marriage and the home is in a trust.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here.Bank of Am.,$8900, 25.24%-Pmt. approx $300.00; Sams $4700, 29.15%-pmt. $152.00 per mo.; Capital One $2800. approx. $300 per mo., do not know interest rate., Am. Express $4800, about $100 per month about 12% interest rate., PNC Bank $5,000 bal. $120 payment per month-11.99% rate. I would pay off Bank of America, Sams Discover, Capital One, Am. Express and balance on PNC. I am a Leasing Specialist and run a 110 unit apartment complex. They are currently building 34 more units and I will be leasing those as they are completed.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.1. I do not hold the title to the home I reside in. This is a second marriage and it is held in trust.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.1. I do not hold title to the home I live in. This is a second marriage and the home is in a trust.

Member Payment Dependent Notes Series 636840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636840	$15,000	$15,000	15.57%	1.00%	December 29, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636840. Member loan 636840 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	International Rescue Committee	Debt-to-income ratio:	2.84%
Length of employment:	< 1 year	Location:	Brroklyn, NY

Home town:
Current & past employers:	International Rescue Committee
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,320.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe the business this is funding as well as your budget or business plan ensuring repayment.	I have a project to support a rural people get piped/running water and electricity. While my income would comfortable enable me to repay this amount, the funding is required immediately hence my loan request.
Can you post the financial forecast for the project? What does the P/L look like? Is this really a "business" or is it a non-profit project?	This is a humanitarian support project for this community, and loan repayment is not dependent on cash generation from the project but from own resources adequate for repayment.

Member Payment Dependent Notes Series 636843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636843	$14,000	$14,000	5.79%	1.00%	January 4, 2011	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636843. Member loan 636843 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.66%
Length of employment:	n/a	Location:	Pleasanton , CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,501.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 636959

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636959	$12,000	$12,000	9.62%	1.00%	December 30, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636959. Member loan 636959 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Mobile Infirmary	Debt-to-income ratio:	14.54%
Length of employment:	< 1 year	Location:	Grand bay, AL

Home town:
Current & past employers:	Mobile Infirmary
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > Wife, mother, and working RN trying to refinance debt that was accrued during nursing school.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,062.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Mobile Infirmary?	I was a full time student.
Are you working now as an RN?	Yes I am working full time as a registered nurse.

Member Payment Dependent Notes Series 636969

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636969	$10,000	$10,000	6.54%	1.00%	December 31, 2010	January 3, 2014	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636969. Member loan 636969 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	iptogo llc	Debt-to-income ratio:	17.05%
Length of employment:	3 years	Location:	miami, FL

Home town:
Current & past employers:	iptogo llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > I will use the funds for improving my mother's home I never failed a payment in my life keeping an excellent record I have a stable job My monthly budget is between 3400$ and 3500$ which gives me an extra capacity to pay my loan

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,302.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 636986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636986	$15,000	$15,000	17.43%	1.00%	January 3, 2011	January 3, 2016	January 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636986. Member loan 636986 was requested on December 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,617 / month
Current employer:	American Mobile Healthcare	Debt-to-income ratio:	14.53%
Length of employment:	1 year	Location:	Moreno Valley, CA

Home town:
Current & past employers:	American Mobile Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/20/10 > This loan is to consolidate my credit cards and student loan so I only have to pay one loan with a lower interest instead of four. I intend on paying this loan off sooner then five years. I have been a Registered Nurse for a few years and this last year decided to join a traveling nurse company that pays for my cost of living. This makes it easy to repay this loan as I would have no other major bills. Thank you everyone in advance for your contribution.

A credit bureau reported the following information about this borrower member on December 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,744.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 636990

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636990	$13,200	$13,200	6.17%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636990. Member loan 636990 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	American Express	Debt-to-income ratio:	9.23%
Length of employment:	4 years	Location:	LAVEEN, AZ

Home town:
Current & past employers:	American Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Since my very first credit card was ever issued to me - I have never missed a payment. I have excellent credit and I take pride in that and continue to work hard to maintain that. I always pay all of my bills on time. My plan is to consolidate all of credit cards into one loan to only have one payment each month which will lower my monthly payments while at the same time paying them off quicker. I do not want to hold this loan longer than 2 years max. I have a great job in management and have been with the company for 4 years. Borrower added on 12/26/10 > I was with my previous employer for 5 years and the only reason that I left that employer was due to me moving out of state.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,673.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your current credit card debt is $8,673. How do you intend to use the remainder of the money you have requested? Wishing you the best.	Hello Friend_Indeed.... actually my total outstanding debt that I want to use these funds for is $12,379.42 in which I would be utilizing this loan for... as follows.... Credit Card #1 is $6978.27 with a monthly payment that I send of $200.00. Credit Card #2 is $2285.47 with a monthly payment that I send of $200.00. Credit Card #3 is $3115.68 with a monthly payment that I send of $300.00. I was completely debt free until I purchased my home in February and had to make purchases for the house (such as appliances and stuff as this is my first home). The remaining amount I will use towards my home warranty that is due in February. Currently I am paying out $700.00 a month to 3 various loans with a slightly higher interest rate. I would like to narrow it down to 1 loan with one payment and I would pay a minimum of $500.00. I have always been quite responsible with my finances and I take great pride in what I have accomplished with my credit score. I continue to make all of my payments monthly and on time but would like to be able to lower the payment to build up my savings a little bit for "house emergencies". I hope this gives you a full and clear explanation as to how I plan to utilize these funds and hope that you are willing to invest in a very responsible person who WILL pay back every cent - and on time! I have never defaulted on a loan and can assure you that I will not start now. Good day. Thank you for the question.

Member Payment Dependent Notes Series 637027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637027	$12,000	$12,000	6.91%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637027. Member loan 637027 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	casino job center	Debt-to-income ratio:	16.40%
Length of employment:	< 1 year	Location:	Henderson, NV

Home town:
Current & past employers:	casino job center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/10 > My name is Tori, I'm 25 years old and reside in Las Vegas. This loan would allow me to pay off my current student loan with Sallie Mae which has an obnoxious interest rate of 12.375%! I actually owe more than I originally financed even after paying on it for 2 years! I know I deserve a better rate. I have excellent credit, in the high 760's. I'm quite proud to say so, my history is in good standing with every loan I've ever taken. Not too many people these days can say they're "credible" I CAN! I plan to use this loan to pay off that loan and move toward my ultimate goal of financial freedom. I make a great borrower because my monthly cost of living is so low. I don't have a car payment, I own my truck. I don't pay utilities as I rent all inclusive. I'm not married and don't have any children. I have a stereotypical hospitality job where I deal blackjack in a casino. But I'm also a licensed Esthetician (Skin Care Specialist). It's my true calling and passion. I can't pursue the genre in the spa industry that I want to without additional training. I'd like to do more advanced skin care which requires laser certifications and training for more invasive procedures such as chemical peels and dermabrasions. By receiving this loan at the low rate it is, I will be able to afford to further my career and propel myself into the aspect of the industry that most fascinates me. Thank you for your time and consideration. I'm always available for questions.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,278.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at casino job center and where did you work prior to that?	I deal blackjack. Before that I was a cocktail waitress.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	It's not actually for consolidation. It's just to pay off one loan, my student loan. I plan to use this loan to pay off that loan because the interest rate is half what I'm paying currently.

Member Payment Dependent Notes Series 637051

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637051	$15,675	$15,675	6.54%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637051. Member loan 637051 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Morgan Services	Debt-to-income ratio:	18.76%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Morgan Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,590.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Morgan Services, what do you do there, and where did you work prior to that?	Morgan Services is an industrial laundry facility. You can review the website at www.morganservices.com. I am the service manager and as such, run the service department. I manage the service staff and oversee the Chicago area book of business. Our clients include facilities such as hotels, restaurants and medical offices. I have been with Morgan since July of 2009. Prior to Morgan, I worked at The Jacobson Group as a Territory Manager (2005-2009). The Jacobson Group is an insurance specific staffing firm (www.jacobsononline.com). I worked in the Jacobson Solutions division, which focuses on interim talent. I was responsible for business development and the final steps of the recruiting process. I began my career with TJG in Chicago, but was transferred temporarily to Atlanta where I oversaw the Atlanta, Charlotte and Baltimore markets. Unfortunately, temporary re-location turned permanent when the recession hit the recruiting industry. I left the firm in order to return to Chicago and enter a career with more stability. Please let me know if you have further questions. I'm happy to help.

Member Payment Dependent Notes Series 637092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637092	$10,000	$10,000	6.91%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637092. Member loan 637092 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	catholic health system at sisters hosp.	Debt-to-income ratio:	15.10%
Length of employment:	2 years	Location:	Attica, NY

Home town:
Current & past employers:	catholic health system at sisters hosp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > I have been a Lab Tech for over 20 years with a salary that has continued to grow. I have a daughter in college that I am helping to get a car for and am paying off a sears credit card Borrower added on 12/24/10 > As of 12/23/10 I have accepted a 10,000 loan from M&T but may still be interested in this loan to pay off a Citi card balance

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	18
Revolving Credit Balance:	$9,290.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 637124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637124	$6,300	$6,300	9.62%	1.00%	December 29, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637124. Member loan 637124 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	city of chicago	Debt-to-income ratio:	13.00%
Length of employment:	4 years	Location:	chicago, IL

Home town:
Current & past employers:	city of chicago
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	66
Revolving Credit Balance:	$11,227.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the city of chicago?	Police officer

Member Payment Dependent Notes Series 637204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637204	$25,000	$25,000	9.99%	1.00%	January 4, 2011	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637204. Member loan 637204 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	SlashSupport Inc	Debt-to-income ratio:	6.75%
Length of employment:	7 years	Location:	Santa Clara, CA

Home town:
Current & past employers:	SlashSupport Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > I am trying to help a friend back in India raise money for his medical treatment. His family will repay me by selling their property. I have a very stable job and stock options. My wife also has a job and our joint income is much higher than what i listed while applying for the loan. I will repay this loan as on or before the agreed time.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is SlashSupport Inc and what do you do there?	SlashSupport Inc is part of CSS Corporation a Goldman Sachs and Sierra venture funded company. We do high-end IT projects for Fortune 100 & 500 companies and i work in the Senior management position for the Infrastructure Management Services Group.
Are you planning on pay off early as soon as his family repays you?	I personally want to repay the entire loan before mid of 2012. This has no dependency on when i get my money back from my friends family. Thank you for the help. I really appreciate each and every member of LendingTree for their timely contribution.

Member Payment Dependent Notes Series 637246

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637246	$6,000	$6,000	5.79%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637246. Member loan 637246 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	algood food company	Debt-to-income ratio:	15.94%
Length of employment:	2 years	Location:	louisville, KY

Home town:
Current & past employers:	algood food company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,187.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at algood food company and where did you work prior to that?	Type your answer here.Supervisor at Algood. I worked at Dana Corp Supervisor.

Member Payment Dependent Notes Series 637271

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637271	$10,000	$10,000	6.17%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637271. Member loan 637271 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Novogradac & Company	Debt-to-income ratio:	18.94%
Length of employment:	1 year	Location:	San Jose, CA

Home town:
Current & past employers:	Novogradac & Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/21/10 > I'm trying to pay off high interest rate credit card bill.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,394.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Novogradac & Company and where did you work prior to that?	I am an accountant at Novogradac. I was in business school (MBA program) for 2 years prior to that.

Member Payment Dependent Notes Series 637402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637402	$18,250	$18,250	12.61%	1.00%	December 31, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637402. Member loan 637402 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Gatorade/blue ridge division	Debt-to-income ratio:	23.03%
Length of employment:	4 years	Location:	austinville, VA

Home town:
Current & past employers:	Gatorade/blue ridge division
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,623.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.The current market value of our home is $80,000 with a $5,000 attached acerage. We currently owe $37,500 on our home.
What is Gatorade/blue ridge division and what do you do there?	Type your answer here.Gatorade is the processing plant, owned by the Pepsico Bottling Corporation, which makes the product known as Gatorade. My job is a line technician and I am involved in the bottling of this product.
Please list the balances, APRs, and monthly payments for the debt you intend to consolidate with this loan. thanks!	Type your answer here. Medkey (carilion hospital) 2,650 @145 Discover Medical 3,000 @12.5% Capital One Medical Account 5,000 @22.9% Chase Medical Account 4,400 @25.245 HSBC 2,480 @ 31.99% Total of approximately $17,400

Member Payment Dependent Notes Series 637409

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637409	$7,750	$7,750	6.17%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637409. Member loan 637409 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	connolly flooring	Debt-to-income ratio:	22.10%
Length of employment:	5 years	Location:	wilmington, DE

Home town:
Current & past employers:	connolly flooring
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/08/10 > its to pay off a higher interest credit card thank you

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 637413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637413	$20,000	$20,000	6.91%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637413. Member loan 637413 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	Tek Systems	Debt-to-income ratio:	0.92%
Length of employment:	2 years	Location:	Bloomington, IL

Home town:
Current & past employers:	Tek Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Just making the final balance payment on a home loan taken at 11%. My Credit record / rating is absolutely clean and high. Borrower added on 12/23/10 > The monthly payment out go for this loan will be less than 10 % of my gross monthly income . I have been working and living in the same place for the last 9 years on a steady professional job. No other major loans or commitments. All credit card payments have been blemishless till date.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,023.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You are currently renting but making payments on a home loan? You have been at your current job for 2 years or 9 years? Why so many credit inquiries in the last 6 months?	I am a consultant working for the same client since 9 years. No issues.My initial employer transferred his business to my current employer 2 years ago. My work place and job hasn't changed. I have always been always flooded with credit card requests. I have declined many Dept store credit cards. Have always used 2 active credit cards to substitute cash payments for regular purchases. No payment slippage on any payments in the last 9 years including home rent, car loans or mortgage payments. Renting an apartment to stay closer to friends and more over for my young kids who have so many friends in this complex. Didn't wish to deprive them of a social life they enjoy :-)

Member Payment Dependent Notes Series 637437

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637437	$16,000	$16,000	9.62%	1.00%	December 31, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637437. Member loan 637437 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	State of TN, Public Defender Office	Debt-to-income ratio:	15.47%
Length of employment:	10+ years	Location:	Bristol , VA

Home town:
Current & past employers:	State of TN, Public Defender Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > i have been employed at the same job for over 14 years. i have always paid my bills on time - never late. i'm simply trying to consolidate 2 bills into one lower monthly payment and also lower interest rate. with the economy today, everyone is having to tighten their purse straps.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,911.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of TN, Public Defender Office	I am a paralegal. We represent those who have been criminally charged but cannot afford their own attorney.
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	net monthly income is 2281.23. mortgage is 854.00. utilites run between 250.00 and 300.00. phone/cable is 110.00 paper bill is 14.50 then i pay my state income tax 4 times a year and my car insurance twice a year.
Please list the creditor, balance, interest rate and current monthly payment you make to each account you intend to pay off using the funds from this loan.	prosper - 9600, interest rate of 15.15, payment of 365.11 bb&t credit card - 4800, interest rate of 11.99, payment of 100.00

Member Payment Dependent Notes Series 637459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637459	$9,600	$9,600	9.25%	1.00%	December 31, 2010	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637459. Member loan 637459 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,300 / month
Current employer:	n/a	Debt-to-income ratio:	15.95%
Length of employment:	n/a	Location:	st cloud, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

I need the loan for some medical bills to pay , i have had a heart attack and in need to offset some bills to pay asap , medical bills has skyrocketed and took me out of my comfort level all with a 2 month window , so this loan will help me catch up on the bills. Oh, i have a very stable income coming in 4600 a month, not inc my wife's income which is extra 1500 , I have great credit , never late but again due to medical reasons and hospitalized , I had to dig in my account deep that medical ins would not cover, so that's why.. I am healthy now and just need this so i can put back in my account . 200 a month payment is very easy to pay. Lending club seems real nice. Borrower added on 12/23/10 > It would be advantageous for me to leave loan out for 5 years so i can establish even a higher score , my credit rating is good but even better when i leave it out longer term to pay payments thats why i went with the 5 year plan. I can better leverage my money by borrowing it and paying back over a 5 year period at the interest and write off the interest payments

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,682.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 637478

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637478	$10,000	$10,000	6.91%	1.00%	December 31, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637478. Member loan 637478 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Raytheon	Debt-to-income ratio:	21.81%
Length of employment:	1 year	Location:	El Segundo, CA

Home town:
Current & past employers:	Raytheon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > My plan is to consolidate my high interest credit cards into a low interest loan and also provide a convenient single, low monthly payment. I am a recent college grad currently working in aerospace finance. I am working to get my finances in order to provide a good basis for my future.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,650.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 637481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637481	$15,000	$15,000	14.83%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637481. Member loan 637481 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.90%
Length of employment:	9 years	Location:	MEDFORD, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > This is going to be used to complete several projects in our home. I am looking forward to bringing our home up to date (bathrooms especially). My employer is extremely solid and has been in business for over 60 years. We have shown growth even in tough times. I have been on an upward track in sales/salary for the last 8 years.

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,976.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your employment situation. Thank you.	self employed=same position/company for 9 years
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) I know for a fact that most loans will receive funding much faster and have a much better chance of fully funding. No response needed, just giving you some info. Thank You!	thank you
Employer or current source of income?	Self employed territory sales for Lubrication Engineers-Fort Worth Texas, have been in same position for 9 years with them
Hi. Would you mind sharing what the 6 inquires in the last 6 months were for? Thanks.	to be perfectly honest I have not run my credit lately. I am not sure, I will have to run the reports and get back to you
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1st-295,000 2nd-42,000 value (based on Realtor walk through)-385,000

Member Payment Dependent Notes Series 637501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637501	$8,000	$8,000	6.91%	1.00%	January 4, 2011	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637501. Member loan 637501 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	St. Aloysius	Debt-to-income ratio:	1.00%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	St. Aloysius
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$120.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 637502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637502	$12,000	$12,000	8.88%	1.00%	January 4, 2011	January 4, 2016	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637502. Member loan 637502 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Commissioner of Higher Education	Debt-to-income ratio:	19.38%
Length of employment:	4 years	Location:	Helena, MT

Home town:
Current & past employers:	Commissioner of Higher Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$143,151.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 575 week ago; 430 today. Not all 100 percent fund, especially $10K - 25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept partially funded, lower APR interest loan to pay off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	1) I am computer tech @ MT Commissioner of Higher Education. 4 yrs service this June. Wife is Marketing Director at a small publisher 6 yrs in position. 2) Likely will take the whole term. could pay off early. 3) I'm not sure if we would accept partial funding. The reason for the loan is to pay off other debts that are more expensive. we do NOT want to take on a new debt without being able to pay off the others.
What is the combined income of your household? Please list amounts of every debt you have (credit card, auto, mortgage, HELOC, student loan, medical and so on). Please list amounts of any savings you may have (non-retirement and retirement accounts). Will you have payments for this loan automatically made from your bank or will you pay manually every month? Please contact Lending Club to have them verify your income.	Let's see if this works. I am trying to paste in a Personal Financial Statement from MS Word. This is the cover page. My wife and I both work. She works at a small publishing firm as the Marketing & Sales Dept. I work for the Commissioner of Higher Education - in computer support. Our credit is superior. I could fax a completed Financial Statement or complete an application form if that would help. Assets In Even Dollars Liabilities and Net Worth In Even Dollars Cash on hand and in Banks???See Schedule A $2,925 Notes Payable: Capital One Unsecured Loan $7,682 U.S. Government Securities???See Schedule B Notes Payable: Other Institutions???See Listed Securities???See Schedule B Schedule A Jerry State PERS 5,625 Notes Payable???Relatives Janet 401k 7,587 Notes Payable???Others Accounts and Notes Receivable Accounts and Bills Due Real Estate Owned???See Schedule C 165,000 Unpaid Taxes Mortgages and Land Contracts Receivable??? Real Estate Mortgages Payable???See 144,023 See Schedule D Schedule C or D Cash Value Life Insurance???See Schedule E Land Contracts Payable???See Schedule C or D Other Assets: 1999 Blazer, 1995 Windstar Van 7,000 Life Insurance Loans???See Schedule E Coin Collection 4,500 Credit Card #1 3,798 Credit Card #2 2,085 TOTAL LIABILITIES $157,588 TOTAL ASSETS $192,637 NET WORTH $35,049 TOTAL LIABILITIES AND NET WORTH $192,637
You're revolving credit balance is listed as being over $140,000. Can you explain this extremely high balance? Thank you.	Our home "mortgage" is actually a HELOC - yes, the full mortgage. We pay 1 point over prime on that, and our renters cover 110% of that cost. The home is worth over $180,000. We have kept the balance high on this as a choice - since rental income covers it.

Member Payment Dependent Notes Series 637532

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637532	$11,000	$11,000	10.36%	1.00%	December 29, 2010	January 4, 2014	January 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637532. Member loan 637532 was requested on December 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	City of Bonney Lake	Debt-to-income ratio:	7.50%
Length of employment:	< 1 year	Location:	Bonney Lake, WA

Home town:
Current & past employers:	City of Bonney Lake
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,222.00	Public Records On File:	1
Revolving Line Utilization:	78.80%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) TRANSUNION Credit Report shows 1 Public Record on File 96-months ago. Why Chapter 7, or 11, Asset Liquidation bankruptcy filing? Divorce? Medical? Job loss? Or what? Holiday's Best Wishes. Lender 505570 Screen ID U:S.MARINE.CORPS.RETIRED Va Bch Va	1. Development review engineer for the City. I am responsible for review and construction observation of all private development. 2. Realistic payoff is in the 1 to 2 year range. 3. Filed a Chapter 7. I had wife with impulse buying problem and several credit cards which I knew nothing about. Wife and I have divorced and I have been trying to restore credit. This loan is to pay off final split of assets to ex-wife.

Member Payment Dependent Notes Series 637550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637550	$12,000	$12,000	5.79%	1.00%	December 31, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637550. Member loan 637550 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	US Army Corps of Engineers	Debt-to-income ratio:	11.27%
Length of employment:	6 years	Location:	MIAMI, FL

Home town:
Current & past employers:	US Army Corps of Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > I'm remodeling my 2BR condo in Miami, and have no other debts other than my mortgage and car payment (which I will pay off in the next 9 months). After all bills are paid, I usually have almost 1K left over every month, so will have no problems repaying the loan. I just need it to get the deposits for the material and labor for the work. I pay my credit card in full every month, and only use it to get the points, but not buy more than what I can afford. I have been with my current employer for over 6 years (7 in July). Looking forward to getting started!

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,919.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the US Army Corps of Engineers?	I work in construction of civil works projects to ensure that the environmental permit requirements are being followed by the contractor. I am the liaison between the Corps and the environmental agencies and resolve any issues with their permits as they arise.

Member Payment Dependent Notes Series 637633

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637633	$9,800	$9,800	10.36%	1.00%	December 30, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637633. Member loan 637633 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	n/a	Debt-to-income ratio:	13.24%
Length of employment:	6 years	Location:	Killeen , TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I'm currently working as an American contractor in Kuwait, and recently moved my wife and daughter out here to live with me. As my wife is not yet working, and the move and associated relocation costs were exorbitant, I am in a crunch attempting to place my daughter in a very nice private school. I anticipate being in position to repay the loan within the next 6 months as I will receive my annual bonus which should be 5 figures in June 2011. The reason for the loan though is that the school has no payment plan, no grace period, no deposits or any flexibility and will require upfront payment by January 4th. I hope you can help!

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,752.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you work for a company? Would you mind verifying your income with LC?	I work for SAIC, (Science Applications International Corporation) fortune five hundred company, and one of the largest defense contractors. I'm not sure how to verify my income on here but I'd be happy to if you could point me in the right direction. .

Member Payment Dependent Notes Series 637672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637672	$20,000	$20,000	12.61%	1.00%	December 30, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637672. Member loan 637672 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	National Archives and Records Administra	Debt-to-income ratio:	7.25%
Length of employment:	10+ years	Location:	Annapolis, MD

Home town:
Current & past employers:	National Archives and Records Administra
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,534.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 637696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637696	$12,000	$12,000	9.62%	1.00%	December 31, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637696. Member loan 637696 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	AT&T	Debt-to-income ratio:	14.12%
Length of employment:	4 years	Location:	Canton, GA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > WE ARE TRYING THIS FOR THE LAST TIME WE RAN INTO ISSUES WITH THE BOOKS OF THE BUSINESS DURING DUE DILIGENCE!! THANK YOU EVERYONE THAT BIDS ON US. We have already gone through the due diligence period with the current owner and his books for the past 3yrs have been perfect based on what our CPA has shown us. This loan will be used to…Help fund our working capital of an existing business that is currently turning a very strong profit. The cafe has been open since 1996. We are looking to purchase this cafe as the current owners are retiring due to back and knee surgery. The current net profit is between 62-65k per year and they are only open 35hrs per week, plus limited catering. We plan to expand the hours to serve breakfast along with branding our new name. Our plans are to take the branding to a whole new level in the wonderful downtown suburb of Atlanta, GA. Our projections right now are to turn a net profit the first year in the 65-72k range, and that's having all of the business debt being paid off in 3yrs or less. I am a good candidate for this loan because…My husband and I are very responsible with our money! I am a senior accounting manager for AT&T. My husband is currently an A/P analyst and will be running this diner while I continue working. We both have associate degrees in accounting with GPA's above 3.5. Monthly net income: $ Monthly expenses: $ Housing: $ 2325 $ Car expenses: 675 $ Utilities: 400 $ Phone, cable, internet: 185 $ Food, entertainment: 400 $ Clothing, household expenses: 100 $ Credit cards and other loans: 250 Borrower added on 12/27/10 > I WOULD LIKE TO ADD THAT IF YOU WOULD LIKE TO SEE OUR BUDGET, WE CAN MAKE THAT AVAILABLE TO ANYONE WHO IS ON THE FENCE ABOUT LENDING TO US!! THANK YOU AGAIN TO ALL WHO BELIEVE IN US SMALL BUSINESS OWNERS!!!!

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	24
Revolving Credit Balance:	$6,969.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Good luck with your Small Business Purchase. I have a few questions before I invest in this loan. 1. Are you taking on any other debt as part of the purchase of this cafe? If so how much? 2. Are you planning on making major renovations to the facility or equipment in the cafe? 3. Does the Gross Income that you listed include your Husband's salary? 4. What is the appx amount that you owe on your mortgage and the appx value of the home. Thank you.	Thank you very much for the questions! We did get one loan for 35k from an SBA Microloan lender with a payback term of 5yrs @ 8.875%. We put up 25k of our own money for the purchase of the cafe. We have no plans to renovate the cafe for at least the next 5yrs as it is in a lovely 1900's building with brick walls and great hardwood flooring. The gross income we plan to use only on an as needed basis the first 3-5yrs to build a nice stockpile of cash. My husband plans on only taking pay for what is truly needed for personal expenses. Our home is currently valued at approx. 385k and we owe right at 352k, which is pretty good for the Atlanta market to have a little equity.

Member Payment Dependent Notes Series 637755

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637755	$5,000	$5,000	12.61%	1.00%	January 4, 2011	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637755. Member loan 637755 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Biotest Microbiology Corporation	Debt-to-income ratio:	24.26%
Length of employment:	3 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Biotest Microbiology Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	3
Revolving Credit Balance:	$20,721.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 637782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637782	$12,000	$12,000	9.99%	1.00%	December 31, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637782. Member loan 637782 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Aon Fire Protection Engineering	Debt-to-income ratio:	12.41%
Length of employment:	10+ years	Location:	Rancho Palos Verdes, CA

Home town:
Current & past employers:	Aon Fire Protection Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Loan will be used to fund temporary relocation costs. I have sufficient company stock that is currently unvested to pay-off loan if necessary as stock will be fully vested and available for withdrawal March 2011.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,081.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Are you moving across town or across country? Will you be quitting your job as part of this move? How does one go about spending $12K on a move? Regards; Art	It was difficult to choose the correct loan category. For personal reasons I am required to move across town. A portion of the loan--estimate $6,000--will allow me to pay living expenses through to March or a little bit beyond. After march with the remaining loan cash and my vested stock options that become available March 2011, I will be in a financial position to pay off all of my revolving debt including this loan. I am not quitting my job as part of this move. The move actually places me closer to my office. I hope this satisfactorily answers your question.

Member Payment Dependent Notes Series 637840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637840	$6,000	$6,000	6.91%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637840. Member loan 637840 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Brigham and Women's Hospital	Debt-to-income ratio:	18.95%
Length of employment:	< 1 year	Location:	Cambridge, MA

Home town:
Current & past employers:	Brigham and Women's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,510.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Brigham and Women's Hospital and where did you work prior to that?	A little more about me, in response to your question: At Brigham & Women's Hospital I work as a New Patient Coordinator. This is an administrative position, preparing patient charts and helping them to prepare for their first surgical consultation. During college, I worked in a private practice, which led me to apply for another health industry position. So far, I have loved working for BWH! I also work at Maggiano' Little Italy restaurant part-time. I have worked at this restaurant for 2 1/2 years since receiving my BM in Vocal Performance. I am planning to apply for grad school next winter for Opera Performance. Thank you!

Member Payment Dependent Notes Series 637878

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637878	$12,000	$12,000	15.20%	1.00%	December 31, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637878. Member loan 637878 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Servotech Engineering	Debt-to-income ratio:	23.43%
Length of employment:	< 1 year	Location:	Glen Allen, VA

Home town:
Current & past employers:	Servotech Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Will help paying off credit cards that are charing 24.24% APR. So far i have always made Loan/Credit card payments on schedule and can confidently assure that this loan will be paid off on time as per agreed terms. I am employed as a consultant and currently in talks to become a Manager at a leading financial institution.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,666.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I am a consultant specializing in Lean Six Sigma, presently working as a contract process manager at Capital One. As requested, my loans are listed below. . CC APR Balance Pmts Chase 1 16.24 2157 60 Chase -2 - 20.24 2712 80 Chase-3- 21.99 2935 90 Chase-4- 24.24 2290 100 Amex 15.24 3150 75 Citi 9.24 3095 60 BOA 24.24 5485 175 Discover 19.24 3847 90 Capone 22.9 3499 125 dell 26.24 815 100 Total 29985 955 using this loan, I will pay of Chase -4, BOA, Capitalone, Dell. Addition to helping me pay off the high interest credit cards, this loan will help me pay 200$ towards other loans Post Loan, payments will look like, CC APR Balance Pmts Chase 1 16.24 2157 60 Chase -2 20.24 2712 80 Chase-3- 21.99 2935 90 Amex 15.24 3150 75 Citi 9.24 3095 60 Discover 19.24 3847 90 Lending 17.6 12000 300 Club Total 29896 755

Member Payment Dependent Notes Series 637885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637885	$25,000	$25,000	14.46%	1.00%	December 31, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637885. Member loan 637885 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,160 / month
Current employer:	Bonland Industries	Debt-to-income ratio:	13.46%
Length of employment:	4 years	Location:	White Plains, NY

Home town:
Current & past employers:	Bonland Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > Citi 1: $4,472.13, 18.990%, $100 Citi 2: $5,834.19, 13.240%, $100 Discover: $5,873.08, 14.24%, $100 USAA 1: $5,746.14, 14.75% $200 USAA 2: $2,391.25, 8.69% $300

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	80
Revolving Credit Balance:	$14,026.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I will use this loan to payoff the following debts and consolidate my monthly payments into one lower payment. Citibank1: $100 Citibank 2: $100 Discover: $120 USAA 1 $194 USAA 2: $297 I create ductwork shop drawings for commercial HVAC systems.

Member Payment Dependent Notes Series 637908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637908	$20,000	$20,000	10.36%	1.00%	December 31, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637908. Member loan 637908 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,750 / month
Current employer:	Janus Capital Group LLC	Debt-to-income ratio:	6.09%
Length of employment:	7 years	Location:	Denver, CO

Home town:
Current & past employers:	Janus Capital Group LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I have a secure job with great pay. I simply have 3 1/2 years more to make alimony payments so would like a little extra cash cushion. I am a skilled member of the investment banking legal community. Borrower added on 12/22/10 > I have a secured job and am well paid. I have 3 1/2 years more of alimony to pay so it would be nice to have a little more cash cushion over this time period. I work in an investment firm as a senior member of the legal team and am focused on financial product design. I don't have any problem at all paying my bills and have great credit. Borrower added on 12/27/10 > There have been a few questions so thought I would provide a couple more details. It would seem odd that with 23k a month coming in that I need a cushion. The reality is that after taxes that is 16k (+/-) and my alimony/child support payment is currently 10k so that leaves me 6k in cash each month. My thought is that (and I won't break down my bills in granular format) I could use an extra 500 to 1k a month and this is a good way to get that backstop. Importantly, there is a time horizon on these large payments as my lovely ex-wife gets her last payment in 2014. So, I see the light at the end of the tunnel. Other question has been is there real estate exposure on my books or something else creating a real liability. The answer is no. I am just renting right now and will buy eventually. I gave her the house in the divorce. Maybe I should use this money for better lawyers? ;). Actually, everything is very clean and mutually friendly. Hope that makes sense to a few of you. Happy Holidays.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,402.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; week ago 575; today 371. Not all 100 percent fund, especially $12K - 25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous because a partially funded, lower APR interest loan pays off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	1. VP and Asst. General Counsel for 7 years 2. Realistically may go 5 years but could pay back earlier once alimony payments are complete in 3 1/2 3. Not sure if partial funding makes sense so tbd, if it's less than 10 then no. Happy Holidays
You make $23,750 a month and you are asking for a $20k loan as a cushion?	Yes, that would seem odd. After taxes it's like 16k or so and my payments for alimony and child support are 10k a month for 5 years (already 1 1/2 into that). So 6k is not as much as I would like for monthly expenses and I can see the ending (3 1/2) years so I don't mind taking a small loan like this to supplement income. Cheers
How much of your income is from rental properties? If you have rental properties, are they "under water"? If you have rental properties do you have steady, long term renters? Any vacant units?	I have no rental properties or exposure to real estate. I gave up the house in the divorce and will be in the market for a primary residence soon. That's another potential use of the money.

Member Payment Dependent Notes Series 637910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637910	$8,400	$8,400	6.54%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637910. Member loan 637910 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	Salud Family Health Centers	Debt-to-income ratio:	18.24%
Length of employment:	2 years	Location:	Arvada, CO

Home town:
Current & past employers:	Salud Family Health Centers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Being used to pay off a credit card I opened in college which has a very high interest rate.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,323.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 637972

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637972	$12,000	$12,000	9.99%	1.00%	December 29, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637972. Member loan 637972 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	CoreSite	Debt-to-income ratio:	19.69%
Length of employment:	< 1 year	Location:	Denver, CO

Home town:
Current & past employers:	CoreSite
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Just got married and on our way to purchase our first home. Just trying to clean up a high APR credit card (29% ?!?!) and free ourselves from debt before we start a family. Borrower added on 12/27/10 > This is my first attempt at Lending Club, was hesitant at first to take a loan to pay another loan, but I believe I have made the right decision. My wife and I abide to a strict monthly budget and we are both very stable in our careers. Our wedding was self-funded and with all of the commotion our credit card skyrocketed in balance as well as in interest rates. Thank you for reviewing my account and taking interest in funding my personal loan. I realize the risks involved as a lender, and I thoroughly believe in taking responsibility for ones own debt. I appreciate this opportunity to work with you and hopefully in the future I can be on the other side of the field as a lender.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	24
Revolving Credit Balance:	$11,917.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for CoreSite and where did you work prior to that?	Good morning! I am a Systems Administrator in the IT department for CoreSite. I am the lead Microsoft Exchange Engineer (corporate email) as well as a Hyper-V Architect (virtual server technology). Prior to CoreSite I was the Senior Systems Administrator for Springbok Services, Inc. I was with Springbok from August 2007 until June 2010. I built, managed and supported all enterprise systems as well as supported Visa and MasterCard credit card processing systems. Thank you for your interest.
What are the 3 inquiries in the last 3 months for? Are you shopping for other credit?	The 3 inquiries I have had were from getting pre-qualified for a mortgage loan. Wells Fargo, JPMorgan Chase, and Guaranteed Rate. We've made our decision to go with Guaranteed Rate when we have enough for a down payment.

Member Payment Dependent Notes Series 637978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637978	$23,000	$23,000	6.91%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637978. Member loan 637978 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,267 / month
Current employer:	General Dynamics C4 Systems	Debt-to-income ratio:	23.63%
Length of employment:	10+ years	Location:	Queen Creek, AZ

Home town:
Current & past employers:	General Dynamics C4 Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > My wife and I are trying to get out of the hole we're in with our credit cards this year, with the intention of being completely debt free in 3 years. One of our cards decided to raise the rate 10% because of one late payment, even though that's the first late payment ever and I've been a member for over 10 years. I'd like to get rid of that card entirely, plus combine it with some others into one loan with a considerably lower rate.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	52
Revolving Credit Balance:	$23,877.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 637980

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637980	$7,000	$7,000	12.98%	1.00%	January 4, 2011	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637980. Member loan 637980 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	J&C Enterprises	Debt-to-income ratio:	19.80%
Length of employment:	3 years	Location:	miami, FL

Home town:
Current & past employers:	J&C Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,119.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is J&C Enterprises and what do you do there?	J&C Enterprises is a large importer of Tropical Roots and Fruits. I am the Transportation Manager. I handle all domestic transportation for the company. We import from the caribbean and sell all over the US.
Hello, I am interested in funding your loan, but have a couple of questions: 1) What is your annual salary now, and what will be the combined annual salary after marriage? 2) What is your total monthly expenses?(I.e. Rent, utilities, cable, Internet, phone, credit cards, etc...) 3) The loan is for $7,000, exactly what wedding expenses will this cover?(i.e Reception Hall, flowers, wedding dress, etc...) Do you already have some money saved up for the wedding? 4) You selected a loan payment plan for 3 yrs., do you plan on holding the loan for the full 3 yrs.? Or do you plan on paying it off earlier? If you are planning to pay it off earlier, what is the estimate length before final payment? 5) Is your fiancee going to help you pay off this loan? 6) If for some unfortunate situation, you, your fiance, or both lose your jobs, what is your backup plan to pay off this loan?	1). Annual salary is 60,000 combined 105,000 2). $1,350.00 3). The wedding is covered, the 7,000 will be for inconsiquentials and the honey moon 4). I plan on holding the loan full term 5). My future wife and I will split the bills 6). I have never, in my adult life, been out of work for more than a few weeks. worst case i will sell an asset i.e. ATV, car ect.

Member Payment Dependent Notes Series 637998

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
637998	$11,000	$11,000	6.91%	1.00%	December 31, 2010	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 637998. Member loan 637998 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	GlobalNet Services, Inc.	Debt-to-income ratio:	11.76%
Length of employment:	1 year	Location:	Bethesda, MD

Home town:
Current & past employers:	GlobalNet Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	45
Revolving Credit Balance:	$12,318.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at GlobalNet Services, Inc. and where did you work prior to that?	Hello, I work as a web developer at GlobalNet Services. My projects are mainly web applications for the Food and Drug Administration. Prior to that I worked at a firm called PhotoAssist doing system administration. Thanks

Member Payment Dependent Notes Series 638083

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638083	$5,000	$5,000	9.25%	1.00%	January 4, 2011	January 5, 2014	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638083. Member loan 638083 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	State of Alabama	Debt-to-income ratio:	22.05%
Length of employment:	10+ years	Location:	Weaver, AL

Home town:
Current & past employers:	State of Alabama
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > Wanting to remodel home to sale within 3-4 years. Looked into home improvement loans locally at local bank and credit unions but the interest rate is higher. The interest rate and 3 year term with Lending Club is exactly what I need for home improvement. Borrower added on 12/27/10 > I just wanted to say Thank You to everyone who has funded this loan thus far!

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,402.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of Alabama?	Investigator

Member Payment Dependent Notes Series 638114

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638114	$18,000	$18,000	16.32%	1.00%	December 31, 2010	January 5, 2016	January 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638114. Member loan 638114 was requested on December 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Seagate Technology	Debt-to-income ratio:	8.50%
Length of employment:	3 years	Location:	Hopkins, MN

Home town:
Current & past employers:	Seagate Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/22/10 > I have been working at my current job as an electrical engineer at Seagate for over 2.5 years. The job is stable and about 1.5 years ago I bought my first house. I went with a duplex and rented out one side. The rental income was included in the annual income I provided in the loan application ($1200/month). This cut my mortgage by more than half and makes my living very affordable. I have never missed a payment but 30% interest rate on some of my credit cards is just ridiculous so I am looking for a lower rate loan to pay them off.

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	38
Revolving Credit Balance:	$15,167.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The market value is about the same as the mortgage balance. I do not have an equity loan. Thanks.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Credit Card USbank: $8500, 21%APR Credit Card American Ex: $3500, 24%APR Credit Card Bank of Amer: $2400, 17%APR 3 other credit cards with a balance of around $300 each. Student Loan: $1824, not sure on the APR but i pay $100/month for it. I will pay it all off and want to have one payment for one loan.

Member Payment Dependent Notes Series 638173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638173	$5,000	$5,000	15.20%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638173. Member loan 638173 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	PCSI	Debt-to-income ratio:	13.79%
Length of employment:	10+ years	Location:	OKLAHOMA CITY, OK

Home town:
Current & past employers:	PCSI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	54
Revolving Credit Balance:	$14,852.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is PCSI and what do you do there?	We are a government contractor for the Ability One program at Tinker Air Force Base. I have been at Tinker for 15 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	113,500 mortgage Balance and I do not have a second mortgage on my home. The current value 125,000. Thanks...
HI, Since this is a debt consolidation loan, could you please list your debts, interest rates, and the amount you pay every month? For example CC1 $2000 balance, 23.9% APR, $200/month. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I have about 4 CC's I want to consolidate into one payment, the interest rates vary from 17.99 to 19.99, the rates are high because the CC company raised them twice in 2 years. These were used for the most part to pay for my daughters education, which she graduated in May 2010.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I have 44 CC's I want to consolidate, rates are from 17.99 to 19.99, all four will be paid off with this loan. Thank you :)

Member Payment Dependent Notes Series 638185

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638185	$5,000	$5,000	14.09%	1.00%	December 29, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638185. Member loan 638185 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	Genesys Consulting	Debt-to-income ratio:	1.25%
Length of employment:	10+ years	Location:	Staten Island, NY

Home town:
Current & past employers:	Genesys Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,756.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Genesys Consulting?	Database Administration
Are your medical expenses complete or will they be ongoing?	This is one time issue with a family
If you are making $100K, why do you need to borrow $5,000? Can't you just cover that out of cash for a few months?	This is something that's needed urgently. I can pay it back within three monthy either gradually or at whole

Member Payment Dependent Notes Series 638227

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638227	$22,000	$22,000	12.61%	1.00%	December 31, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638227. Member loan 638227 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	RIT Rescue and Escape Systems	Debt-to-income ratio:	14.03%
Length of employment:	3 years	Location:	Reminderville, OH

Home town:
Current & past employers:	RIT Rescue and Escape Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > I plan to use the loan to pay off 6 high interest credit cards. Am Trust is $4700, Citibank is $4800, Dell Financial is $900, GE Money is $655, GM Card(HSBC) is $3800, and PNC Bank is just under $7,000. Paying off these cards will bring my monthly payments down by $200. I also will have 3 no interest cards paid off in the next few months, saving me an additional $150 a month.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,286.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at RIT Rescue and Escape Systems?	I am a regional sales manager. I oversee and work with dozens of distributors on the east coast.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The remaining balance on the mortgage is about $204,000. We have been in the house for 2 years. Zillow list sqaure footage to be $111 per square foot. The house is 2000 square feet. I do not have a loan on the equity. I hope this answers your questions.

Member Payment Dependent Notes Series 638278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638278	$3,000	$3,000	6.54%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638278. Member loan 638278 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	TradeForce Staffing Solutions	Debt-to-income ratio:	1.23%
Length of employment:	< 1 year	Location:	centennial, CO

Home town:
Current & past employers:	TradeForce Staffing Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > my front teeth have cracked and I have to get new ones.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,561.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is TradeForce Staffing Solutions, what do you do there, and where did you work prior to that?	Type your answer here. TradeForce Staffing Solutions is a temporary help service. I am in Sales. Which means I call on clients, HR Managers, Operation Managers, Business Owners, manufacturing companies, construction companies, any company that might use a temporary employee and/or that use temporary a help services for work projects, and introduce the service to them. I did the same thing for Molly Brown Temporary services for 7 years in Seattle, WA.

Member Payment Dependent Notes Series 638338

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638338	$12,000	$12,000	12.98%	1.00%	December 31, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638338. Member loan 638338 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	CenturyLink	Debt-to-income ratio:	11.79%
Length of employment:	3 years	Location:	Henderson, NV

Home town:
Current & past employers:	CenturyLink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > This loan is for consolidating my current credit card debt. I have been working in the Telecom field since year 2000 and have accumulated debt over the years that I would now like to consolidate into one monthly payment. My car payments will end in June of 2011 making this loan similar to a car payment for me...

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,568.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CenturyLink?	System Designer for Business Phone Systems

Member Payment Dependent Notes Series 638347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638347	$8,000	$8,000	9.25%	1.00%	December 29, 2010	January 7, 2016	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638347. Member loan 638347 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,488 / month
Current employer:	ADP	Debt-to-income ratio:	5.50%
Length of employment:	5 years	Location:	new haven, CT

Home town:
Current & past employers:	ADP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > This loan is for debt consolidation, I have a full time stable job.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,659.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your credit balance shows only $2,659 of debt. What are your plans for the rest of the money you receive from this loan. Wishing you the best.	I need to do some unexpected repairs around my house. thanks.

Member Payment Dependent Notes Series 638348

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638348	$9,500	$9,500	6.54%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638348. Member loan 638348 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Boxworks	Debt-to-income ratio:	10.38%
Length of employment:	3 years	Location:	Draper, UT

Home town:
Current & past employers:	Boxworks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > I will use this loan to pay off credit cards I used to fund my college education.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,293.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Boxworks and what did you do there?	Boxworks is a Software development company that specializes in warehouse administration and automation. I have been a software developer there for three years.
What is your net monthly income and your $ monthly costs (mortgage, utilities, car, any CC debt/loans not consolidated by this loan, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Net income as of my next check:$3,600 Mortgage:$1,500 Car:$250 This Loan:$291.34 Cell:$80 Tv/Internet:$66 Utilities/insurance:$250 HOA fee: $150 $3600-$2588 = $1012 remainin. Also: My wife and I are both stable and working. I have not included her income in this listing. We have over $10,000 in an emergency fund. I will start eating ramen noodle, disconnect my tv/internet and cell phone before I quit paying an obligation. I have never once made a late credit payment.

Member Payment Dependent Notes Series 638363

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638363	$12,000	$12,000	6.91%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638363. Member loan 638363 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	CrownPeak	Debt-to-income ratio:	10.00%
Length of employment:	< 1 year	Location:	Long Beach, CA

Home town:
Current & past employers:	CrownPeak
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > Consolidating the remaining balances on my credit cards (without having to deal with different banks and interest rates) as part of my financial push to Operation Financial Freedom. I will repay this loan in exactly 12 months. If you want to make a smart investment and receive all your returns in 12 months this would be a good choice.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,243.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CrownPeak and where did you work prior to that?	I'm the Director of Marketing Communications. Prior to that I worked as an Online Marketing Manager at LegalZoom.com. You might have seen our ads. Cheers.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Previous work experience 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. 6. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions. Happy holidays.	Hi, Thanks for your interest. Please refer to my answers below: 1. The purpose of this loan is to consolidate the remaining balance I have on 4 credit cards with the following interest rates 0%, 9.24%, 9.24%, 13%, and 20.9%. I've become really disgusted by the lending practices of banks (borrowing from the Fed at nearly 0% and gouging the people with ridiculously high rates) and want to fully fend myself from them. My total minimum payments for all my cards is about $250 but I pay off about $800 every month. Even prior to joining Lending Club (thanks to Mint.com) my goal was to pay off all my debts within 12 months. As a member of Kiva.org (which I highly recommend) let's just say I've become a believer of community rather than corporate banking. 2. I accumulated most of the debt furnishing my home I bought in January this year. 3. Previous work experience: currently I'm the director of marcom at a software company prior to that I worked as a marketing manager for LegalZoom.com (you might be familiar) prior to that I worked as an marketing analyst for Shopzilla.com prior to that I was a sales manager at Kenneth Cole 4. monthly expenses mortgage - $1060 savings - $1000 hoa - $300 utilities (including cell phone) - $200 groceries and dining - $400 transportation - $200 leisure - $200 car + insurance - $554 5. no one to financially support, no children 6. sole income earner Happy Holidays to you as well! Stay warm/dry & happy. cheers!

Member Payment Dependent Notes Series 638399

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638399	$19,000	$19,000	6.91%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638399. Member loan 638399 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	William Greene & Company, LLP	Debt-to-income ratio:	15.77%
Length of employment:	2 years	Location:	Ossining , NY

Home town:
Current & past employers:	William Greene & Company, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,487.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 638405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638405	$20,000	$20,000	18.17%	1.00%	December 29, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638405. Member loan 638405 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Univ of Calif Ofc of the Pres	Debt-to-income ratio:	9.72%
Length of employment:	10+ years	Location:	Berkeley, CA

Home town:
Current & past employers:	Univ of Calif Ofc of the Pres
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > This loan will likely be paid off before maturity when different sources of funds become available at a much lower APR. Other uses of loan funds include completion of front deck replacement which went over budget due to unexpected materials cost exceeding bid and structural work needed for 1908 brown shingle craftsman style home.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	79
Revolving Credit Balance:	$106,527.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us about the $106K revolving credit balance you are carrying?	Good question. I am not sure what the $6k of the $106k is, but my wife and I have a $100k HELOC with JP Morgan Chase.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My wife and I have a first with JP Morgan Chase with the current balance of $396k. We have a $100k HELOC also with JP Morgan Chase. Our property is located in zip code 94703 which according to a recent NY Times article (if I remember correctly) was the best performing zip code in the country. Conservatively, I'd say the property is worth approximately $725.000. However, given its location, the local demand for craftsman style homes in the area, general demand to live in Berkeley ( major university town), its good sized lot, and desirable neighborhood it would likely command a much higher sale price probably in the $825-$900k range.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; week ago 575; today 371. Not all 100 percent fund, especially $12K - 25K. 14-day listing overlaps fundings slowest time 12/23 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous because a partially funded, lower APR interest loan pays off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	First of all allow me to thank you for your service to our country. My late father reached the level of Colonel in the U.S. Army with 30+ years service so I have a deep respect for the military. I am currently director of a group 15 staff in the University of California Office of the President CFO Division that perform specialized benefit plan accounting, financial reporting, and certain fiscal operational tasks for the University of California $38 billion pension fund and $14 billion in related defined contribution plan funds. In addition, this group collects and disburses approximately $2 billion a year in health and welfare benefit plan premiums for University systemwide active and retired staff/faculty. We're busy! In terms of servicing the loan, I'd say approximately 2-3 years and then pay it off. But that's just conjecture at this point depending on whether I can refinance a HELOC and take more funds out of equity. Thanks for the insight on recent loan funding experience. Helpful information. Merry Christmas and a Happy New Year to you!
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	Thanks. I am sending an employment/salary verification document to support@lendingclub.com.
You sound like a good risk.... However you'd sound like a better risk if you got your income verified and an "approved" on your review. Contact LC for details and stay on them till it shows up here.	Thanks, I believe I am a good risk. I received a similar suggestion and immediately emailed my employer's official income verification to the LendingClub. Otherwise, I expect an approved status and hopefully soon.

Member Payment Dependent Notes Series 638407

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638407	$16,000	$16,000	15.20%	1.00%	December 31, 2010	January 6, 2016	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638407. Member loan 638407 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Mac-Gray Services, Inc.	Debt-to-income ratio:	18.79%
Length of employment:	7 years	Location:	Somerville, MA

Home town:
Current & past employers:	Mac-Gray Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > I have a full time and part time job, the full time job I have had for 7 years, the part time for going on 4 years. I pay my bills on time and have successfully had consolidation loans in the past that I have paid off early. I plan to use the funds to pay off my credit cards that I have been using to pay for school and my grandparents bills while they were terminally ill.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,912.00	Public Records On File:	1
Revolving Line Utilization:	67.40%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have a chase credit card, balance is $7500, direct merchants credit card, balance is $6000 and paypal credit account, balance is $2500. Interest rate on the credit cards is around 24%. I pay $250, 200 and 100 a month. I am planning on paying all with this loan. I work in human resources, payroll and my other job is in health care.

Member Payment Dependent Notes Series 638449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638449	$10,000	$10,000	6.17%	1.00%	December 31, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638449. Member loan 638449 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,042 / month
Current employer:	Acxiom Corporation	Debt-to-income ratio:	13.03%
Length of employment:	< 1 year	Location:	Gravette, AR

Home town:
Current & past employers:	Acxiom Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	24
Revolving Credit Balance:	$17,629.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Acxiom Corporation and where did you work prior to that?	I am a project manager at Acxiom. Prior to Acxiom I worked at Walmart Stores, Inc. in the home office as a project manager. I have worked as a project manager for approximately 20 years.

Member Payment Dependent Notes Series 638466

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638466	$4,000	$4,000	5.42%	1.00%	December 29, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638466. Member loan 638466 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,042 / month
Current employer:	Fisher-Price, Inc	Debt-to-income ratio:	8.33%
Length of employment:	4 years	Location:	Orchard Park, NY

Home town:
Current & past employers:	Fisher-Price, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > This loan will be used for Furnace replacement of my rental property.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$7,298.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Fisher-Price, Inc?	I work as a Sr. Localization Content Producer managing the content translation processes for several toy lines.
Is your rental property currently occupied, and if so: 1) how long has the renter been there; 2) what is the remaining length of the lease; 3) what is the on-time payment record of your renter?	I have 8 units that are all leased. The lease durations vary. Most of my tenants are seniors and have been long time tenants. I have had no problems with late rent payments. The rents are due the 1st of each month.

Member Payment Dependent Notes Series 638476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638476	$7,875	$7,875	9.99%	1.00%	December 30, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638476. Member loan 638476 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,167 / month
Current employer:	County of San Mateo	Debt-to-income ratio:	5.33%
Length of employment:	< 1 year	Location:	San Carlos, CA

Home town:
Current & past employers:	County of San Mateo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	57
Revolving Credit Balance:	$26,801.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the County of San Mateo and where did you work prior to that?	I am a Captain with the Sheriff's Department. That employment began on 10/31/10. Prior to that, I was a Police Chief with the City of San Carlos. The Sheriff's Department absorbed the Police Department as a way to save the City money all Police employees got jobs with the Sheriff. I retired as a Chief on 10/30 and will be collecting a pension from the California Public Employees Retirement System effective that date. I will not get my 1st check until on or about 1/30/11 because it takes about 90 days to process a CALPERS retirement. My annual pension is $130,000 and my new annual salary is $160,000. I have over 25 years in law enforcement and 6 years as municipal police chief
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	Thank you for your service sir. I am also a former marine (1977-1981). I was a Sergeant with 1st Bn., 1st Marines when I got out and was in charge of their STA Platoon. I am a Captain with the Sheriff's Office in San Mateo County and just answered another question in more detail about all that so please see the page that has my answer postings. I'm really not sure how long I will take to pay the loan off. Because of recent increase in income that I explained on another answer, I will be seeing my accountant in January to make a series of financial decisions in loan and mortgage pre-payments, and investments to protect my income from being hit with major taxes. Again, please see my other answer and thank you for your consideration. Please don't hesitate to ask a clarifying question if you don't get what you need from my current answers. Semper Fi!

Member Payment Dependent Notes Series 638583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638583	$12,000	$12,000	6.91%	1.00%	December 31, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638583. Member loan 638583 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	EAPC Wind Energy Services	Debt-to-income ratio:	15.17%
Length of employment:	4 years	Location:	WHITE RIVER JUNCTION, VT

Home town:
Current & past employers:	EAPC Wind Energy Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > Taking out this loan as a first step toward making 2011 the year of improved finances. I'll use it to consolidate other debts to a loan I know will be paid off in three years.

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,114.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 638592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638592	$10,000	$10,000	14.09%	1.00%	December 30, 2010	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638592. Member loan 638592 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	IBM	Debt-to-income ratio:	17.74%
Length of employment:	< 1 year	Location:	atlanta, GA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/23/10 > Good day, It is time to upgrade my kitchen and the bathrooms. Hopefully, with this loan, I will be able to complete a project that both, my wife and I are wanting to do for so long. In the kitchen, we are planning on changing the counter tops, changing the cabinets and buying appliances; in the bathrooms, we need to resurface the tub and change the tiles----thanks, Borrower added on 12/23/10 > Good day, We are planning on using this loan to update our kitchen and both of our bathrooms. The counter tops, the cabinets and the appliances will be changed in the kitchen; while the tubs will be re-surfaces and the tiles changed in the bathrooms.---Thank you Borrower added on 12/23/10 > Good day, We are planning on using this loan to update our kitchen and both of our bathrooms. The counter tops, the cabinets and the appliances will be changed in the kitchen; while the tubs will be re-surfaces and the tiles changed in the bathrooms. I have a pretty good job and that is why, feeling more secure, I have decided to take a loan to engage the work.

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	24
Revolving Credit Balance:	$107,021.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at IBM and where did you work prior to that?	Good day, thank you for reaching out. At IBM, I am a consultant and prior to joining IBM I was an independent consultant for some time.
What was your start date with IBM? What are your plans for the $107K revolving credit balance you are carrying? You feel making upgrades to your house and adding to your debt is more important than consolidating what you currently owe?	I started in March 2010 at IBM. Of the 107K revolving credit, I am carrying a 92K line a credit for the second mortgage, hence I have included that payment in the total mortgage monthly payment. Of the remaining balance, I am carrying 7200 for a car payment. The remaining balance is credit card that I am currently paying on a regular monthly basis and will be paid off in 12months. I do not see the need to consolidate anymore than that unless you have a better option that I would love to hear from. We have been in this house for 9 years in Feb 2011 and we need an upgrade to the house so that we can sell it in a year or two. I hope I was able to address your question.---thanks
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	Good day: I am a managing consultant which means that I help companies build business cases to justify systems investment. I also assist companies in the implementation of IT systems managing team from solution design to implementation and sometimes support. I originally chose 3 years but would love to pay it off sooner. Since this is for an upgrade in the house, I will probably pay off the loan as soon as the house is sold. We are planning to sell in the next 2 years. We have been in this house for 9 years in Feb 11.----Best Wishes---Thank you for your consideration
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe about 260K on the primary mortgage and 92K on the line of credit. We have a 3br 2bath and a smaller 3br 2bath neighbor house (2 houses down ours) sold for 465K in August. The current MV from Zillow is showing at 365K.--thanks and best wishes

Member Payment Dependent Notes Series 638621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638621	$10,000	$10,000	10.36%	1.00%	January 4, 2011	January 6, 2014	January 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638621. Member loan 638621 was requested on December 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	The Salk Institute	Debt-to-income ratio:	1.44%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	The Salk Institute
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$443.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Salk Institute and where did you work prior to that?	I am an electron microscopist at the Salk Institute. Prior to that, I worked at the University of California - San Diego for two years as a lab technician for another microscopy lab. Additionally, I have also owned a small business doing web design for the past three years.
Congratulations and Merry Christmas! I have the following questions: 1. What is the Salk Institute and what do you do there? 2. What were you doing before joining the Salk Institute this past year? 3. LendingClub shows you have $443 revolving credit balance and 88.6% credit line utilization, which means you have only access to 443/0.886= $500 total credit line. How come you have so little credit available? 4. You also have a credit inquiry in the last 6 months. What was that credit inquiry for? Thank you!	Hi, Thanks for the happy wishes and Merry Christmas to you as well! The Salk Institute is a research institute for biological studies and is located in La Jolla near the University of California - San Diego (UCSD) and the Scripps Institute of Oceanography. I specifically work as an electron microscopist in the newly founded Waitt Advanced Biophotonics Center. Before my job with Salk, I worked at UCSD as a lab technician for another microscopy lab. I also have a small business that I have run for the past three years doing web design. The credit card I have with the $500 limit was a student card that I got during as an undergraduate in college. I had another card with a higher limit when I banked with Wells Fargo, but I cancelled the card when I switched to Chase/Wamu. However, I mainly use my business credit card for purchases as it has a much higher limit ($5500) and better rewards. Lastly, the recent credit inquiry could be due to me moving to a new apartment or from me changing banks (I'm switching from Chase to San Diego Credit Union). Thanks, Matt
Hello, best of luck with the upcoming weddng. Does the 4167/month income include spousal income? If not, what might it be with that included-- assuming you will share expenses including this loan?	Thank you! Our total income is usually about 5-6k/month, depending on how well the small business does that month. And yes, we share all expenses :)

Member Payment Dependent Notes Series 638663

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638663	$12,000	$12,000	14.46%	1.00%	December 30, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638663. Member loan 638663 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Qualys Inc.	Debt-to-income ratio:	11.25%
Length of employment:	1 year	Location:	SAN JOSE, CA

Home town:
Current & past employers:	Qualys Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > I am currently a Technical Support Engineer specializing in API and Web Applications, at a leading Intenet Security company. I am also an entrepreneur and have been working to get a Internet Startup off the ground which will focus on mobile technologies and rapid application development and deployment. This loan will allow me to consolidate my existing credit card balances and strategically focus my available funds to aggressively reduce my debt load.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	14	Months Since Last Delinquency:	17
Revolving Credit Balance:	$18,148.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Qualys Inc.?	Previous to my current employment, I owned a small business, which did not fare well during the down turn in the general economy. Prior to that I have over 14+ years in technology, primarily in software. My last development position was as a Java developer at Perpetual Entertainment (San Francisco).

Member Payment Dependent Notes Series 638683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638683	$14,400	$14,400	5.79%	1.00%	December 31, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638683. Member loan 638683 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Four Oaks Bank	Debt-to-income ratio:	2.79%
Length of employment:	10+ years	Location:	Clayton, NC

Home town:
Current & past employers:	Four Oaks Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > The loan proceeds will be used to pay personal tax liabilty for 2010.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,839.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 638695

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638695	$17,000	$17,000	8.88%	1.00%	December 31, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638695. Member loan 638695 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	General Electric	Debt-to-income ratio:	20.19%
Length of employment:	10+ years	Location:	Smyrna, GA

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I have been steadily employed as an Engineer for more than 20 years. 11.5 with my current company. I have never defaulted on a loan. I plan to use the funds to pay off cc debt so that I can consolidate the payment to a reasonable amount. I have a very good credit history.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,742.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 638736

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638736	$18,000	$18,000	14.46%	1.00%	December 30, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638736. Member loan 638736 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Dell Inc.	Debt-to-income ratio:	23.85%
Length of employment:	< 1 year	Location:	Round Rock, TX

Home town:
Current & past employers:	Dell Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	36
Revolving Credit Balance:	$24,380.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$180,000.00 is the remaining balance, no HELOC. Market value is around $265,000.00. Thanks,
Please list the creditor, balance, interest rate and current monthly payment you make to each account you intend to pay off using the funds from this loan.	Wells Fargo credit credit card $12,000 17% $300 per month Wells Fargo Personal loan $4800 15% $100 per month Wells Fargo Personal loan $1200 15% $50 per month I'm looking to pay these off, close them and move away from Wells Fargo. Thanks,
What do you do in your current position? What was your employement history prior to Dell? Thank You	I am an Sales Account manager. I worked for Dell (in Sales)from 1999-2008 and left to start up a Granite counter top business with a friend. Did that from 2008 until 2010. Due to the economy, I let my friend take over the business and I went back to Dell.
Hi Couple of questions : 1. ) Please list all your debts (all open Credit Lines), APRs', outstanding balances, monthly payments for each, durations. (please give exact figures than ballparks) - please let us know about the other 5 open credit lines. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? 3.) Do you owe any part of the business loans of the Granite business in which you were in, Please elaborate ?	Question 1. * Best Buy $0 balance (opened because washer went out, never used this account) * Dell Inc. (WebBank/DFS) open but haven't used in 2.5 yrs. * Wells Fargo Line Of Credit $4,800 15% $100/per month. * Wells Fargo Line Of Credit $1200 15% $30/per month. * Wells Fargo Credit Card $12000 16% $300/per month. * Car Loan $4600 $664 per month, will be paid off in June. * CITI Credit Card $6600, my wife's card and she is paying this one off. * Mortgage $180,000 balance, $1219.00 per month. I just checked my credit report and these are all the open credit item. Question 2. My take home is $3350 per month (this does not include commissions paid twice a year). My wife's is around $4200. Rebuilding my savings. We use savings to pay bills while working the granite business. Expenses are roughly $5800/month (this includes all the items in questions 1). Health insurance is through Dell and is taken out before take home. No medication expenses. No tax liens. No alimony. Question 3. No, I was not a owner. My name is not on any of the business loans, leases, credit cards, business paperwork, etc.. They started the business a couple of months prior to me joining and had already secured the loans, leases, etc. I joined to help run the business and worked for free with the agreement to gain part ownership once the business became successful/profitable.

Member Payment Dependent Notes Series 638750

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638750	$15,000	$15,000	17.06%	1.00%	December 29, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638750. Member loan 638750 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	NYC DEPT OF EDUCATION	Debt-to-income ratio:	1.70%
Length of employment:	3 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	NYC DEPT OF EDUCATION
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/25/10 > Hello Potential Investors, I am a NYC public school teacher. My fiancé and I are getting married on February 12, 2011. We are requesting this loan to help finance our big day. Specifically the funds will be used to pay for the banquet hall, catering, music, and decorations. My fiancé, soon to be husband, will be assisting with the monthly payments. We both have stable jobs. He has been with his company for 10 years. Please consider our loan as a possible investment opportunity. You will not regret it. We take our financial obligations very seriously. Thank you in advance.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,360.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	Thank you for the much needed advice on this process. I am a first timer. I will do that, right after the holiday season. Lending Club is closed right now.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; week ago 575; today 371. Not all 100 percent fund, especially $15K - 25K. 14-day listing overlaps fundings slowest time 12/25 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous because a partially funded, lower APR interest loan pays off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender 505570 Screen ID U S Marine Corps Retired Va Bch, Va	HAPPY HOLIDAYS (1) I am a high school special education mathematics teacher for the state of New York. (2) The loan is going to be used to fund my wedding of 300+ people. I am expecting to use any monetary gifts to help pay back this loan. Realistically I am shooting to have this loan paid off quickly, within 2-3 years. I am hoping sooner based on the generosity of my guests. (3) No I will not accept a partially funded loan as the purpose of the loan itself is for one thing at a specific time. If I don't have the funds to pay for what I NEED (the banquet hall, food, DJ, and decorations)when I NEED it I will reject. The money I am requesting is not play money, and I would rather NOT be in debt. I am getting married once in my life and wanted to make it memorable. This is my first time using lending club and am a little unsure about the meaning of some of your statements, but I hope I have answered all of you questions. Merry Christmas!!!
Math teacher, Everyone hopes ALL loans 100 pct fund, but IF your loan finishes short of 100 pct funding, e,g, ends at 75 pct, at 80 pct, or higher pct, realistically it is financially advantageous to accept partially funded loan at 17 pct APR interest offered instead of charging $20K worth of wedding expenses on major credit cards that usually charge minimum 23 pct APR interest to 30 pct APR interest (in case of Citi credit cards 32.99 pct APR) rates. You listed loan during s-l-o-w-e-s-t time of year when borrowers, lenders, and L C Credit Review staff, who conduct borrower employment and/or income verification, and ultimately APPROVE funded loans for issue, are away from work, e.g. two 3-day long consecutive Holiday weekends. NYC Public Schools HR offices are probably closed during Holidays too, making it difficult for L C Home Office Credit Reviewers to verify employment and/or income. Best of luck with loan's funding; I'll follow it's progress. Lender 505570 U S Marine Corps Retired, Virginia Beach, VA	Thank you for your words of wisdom, and best wishes. You are absolutely correct about the percentage rates of major credit cards and we will consider accepting partial payment. You have been most helpful.
I wish you all the best in fully funding your loan and making your wedding day memorable. I would like to assist and would appreciate it if you could answer the following questions to the best of your ability: 1) What does your fiance's credit profile look like? What is an approximate level of his gross monthly income? Does he carry a high level of debt, have high monthly debt obligations (i.e. rent, car payments, etc.)? 2) What other monthly expenses do you have? Do you have any existing loans outside of credit card debt (i.e. car loans, student loans)? 3) Will your fiance similarly be taking out a loan under his name for a higher aggregate balance? I may be making an assumption here, but $20,000 for 300+ guests seems a bit on the low end. Will both you and he be requesting loans? Thanks for taking the time to respond, and I wish you the best of luck.	Thank You for your interest in funding our loan. (1) My fiance has a clean credit report making payments on his 2 credits cards and student loan on time and above the minimum payment. His approximate gross income is 60K. He has no other financial obligations because he lives rent free with family. His car is paid in full and his student loans are under 18K. (2) I attended school on a academic scholarship and had little to pay back once I graduated, therefor I have no student loans. I do not have car payments, the car I own is paid in full. I also live rent free, only helping out with the utilities. I have less than 2K in credit card debt as it is my practice to payoff cards in full at the end of the month. (3) My fiance will NOT be taking out a loan in his name. In starting a life as man and wife we did not want to be in a crazy amount of debt. We were able to fund everything except the wedding hall, food, music, limo and decorations out of pocket. Those are the only things this loan will be used for. We were fortunate to find a newly opened banquet hall that was still looking to make a name for itself in the NY community and events of this size makes for great advertising. They gave us a great deal. I hope this answers your questions.Thank you again for your interest. Happy Holidays! Ashley
Following your marriage, do you anticipate that the two of you will move out together and begin paying rent/mortgage?	We do not plan on moving out for another 3-4 years. We are planning on saving to buy a home and would want to eliminate any and all debt before embarking on that journey.
If not listed above, can you give us your fiances income?	His gross income is 60K.
I am investing in your loan. Please take into consideration the fact that Lending Club is not a "deep pockets" bank, but rather a collection of everyday people who make personal decisions to invest in individual loans. Defaults hurt the actual people making these loans rather than a "faceless corporation". Please do take the due diligence to make all payments on time. That being said, I hope you obtain 100% funding on your listing, and wish you the very best for your wedding and future married life.	WE understand your concerns and would have them ourselves if we were the investors. It is our intention to pay this loan on time, and in full as soon as possible. Thank you for investing.
Congratulations on your upcoming wedding! My only question is: why are YOU the one taking out the loan? Your credit score is not bad, but it DOES put you in one of the much higher interest rate categories. Would your fiance who will be helping with the payments, anyway (hopefully at least 50%!) have gotten a better rate if he were the one to apply for the loan?	I don't know if he would have gotten a better rate. I put the loan in my name out of pure convenience. I think either one of us would have been able to get the loan. Since we plan on paying off the loan as quickly as possible the interest rate seemed reasonable.

Member Payment Dependent Notes Series 638758

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638758	$15,000	$15,000	15.57%	1.00%	December 30, 2010	January 7, 2016	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638758. Member loan 638758 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Electric Boat Corp.	Debt-to-income ratio:	5.06%
Length of employment:	10+ years	Location:	Manchester, CT

Home town:
Current & past employers:	Electric Boat Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > To consolidate the accounts listed below: Chase 5655.99 Home Depot 3572.58 Sears 1196.36 Kohl's 3006.76 Part of my new budgeting strategy to improve savings and expenses control.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,572.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$120,991.27, no HELOC. Current value $167,500.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? With the monthly payment of $361 will this loan save you money on a monthly basis?	Yes, she is self employed. Combined income will be provided when legally required. The purpose of the loan is save money.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; week ago 575; today 371. Not all 100 percent fund, especially $15K - 25K. 14-day listing overlaps fundings slowest time 12/25 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous because a partially funded, lower APR interest loan pays off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Best wishes for Holidays. Lender 505570 Screen ID: U S Marine Corps Retired Va Bch, VA	1) Health Physics Senior Engineer, dealing with dosimetry, environmental and in process measurements of radiation and gamma spectroscopy. 2) planning to pay off in 3 to 4 yrs. 3) If funding not available here will explore the rest of the industry, not interested on partial funding.
Answers to simple questions not provided. I will not add funding for this loan.	Personal information will be provided only when secured and not to be made public and visible to everyone. Thanks for your consideration.
What caused the late payment on your credit report 15 months ago?	I have no memory of that, it could have been an oversight but as I said, I can't remember the specifics without more information. 15 months is a long time, sorry.

Member Payment Dependent Notes Series 638760

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638760	$18,000	$18,000	19.29%	1.00%	December 30, 2010	January 7, 2016	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638760. Member loan 638760 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Fulbright & Jaworski LLP	Debt-to-income ratio:	20.22%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Fulbright & Jaworski LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > Attorney at major law firm - very stable employment Funds are requested for use in consolidating debt

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	77
Revolving Credit Balance:	$83,547.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	I am happy to verify my income. Ability to repay is not an issue. Type your answer here.
Hello, What interest rates are you currently paying on the debt you want to consolidate?	I am interested in paying off a current loan that has an interest rate of 22.99%. Type your answer here.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on my morgage loan is $643000. We purchased the home for $883000 in 2008. The values in my neighborhood (houston's inner loop) have held pretty firm. The current value is approx. $875000. pe your answer here.
Can you tell us what makes up the $84K in revolving debt?	Various moving expenses that were incurred over the past two years in connection with my husband's job transfer in mid-2008. Some of such debt is the subject of this consolidation loan request.
What kind of income does your husband earn?	Approx. $120,000
Attorney, My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; week ago 575; today 371. Not all 100 percent fund, especially $15K - 25K. 14-day listing overlaps fundings slowest time 12/25 to 01/02 Holidays. Loans 60 percent plus funded when time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous because a partially funded, lower APR interest loan pays off higher APR interest debts. After 6-months on time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.)	Yes, I will accept a partially (i.e., 60% +) funded loan if that is what is available. I plan to pay off the loan in the shortest time frame possible. I like this program in particular because it offers loans with no prepayment penalties.

Member Payment Dependent Notes Series 638786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638786	$13,000	$13,000	6.54%	1.00%	December 31, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638786. Member loan 638786 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,101 / month
Current employer:	CA Dept of Social Services	Debt-to-income ratio:	23.17%
Length of employment:	10+ years	Location:	San Leandro, CA

Home town:
Current & past employers:	CA Dept of Social Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > Bank of America raised the interest rate on my line of credit despite never paying under the minimum or making a late payment. They refused to reduce the rate, so I look forward to closing this account. Borrower added on 12/27/10 > Current monthly payment to Bank of America is $450 so monthly payment for this loan is no problem. Lastly, I have had stable employment with the government where I have worked for just under 20 years.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,159.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 638799

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638799	$4,500	$4,500	5.79%	1.00%	December 30, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638799. Member loan 638799 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Snap On Tools	Debt-to-income ratio:	18.91%
Length of employment:	3 years	Location:	WEST PALM BEACH, FL

Home town:
Current & past employers:	Snap On Tools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,228.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to do with this loan ?	I will pay off a high interest rate cc to reduce my month payments. Thanks for the question!

Member Payment Dependent Notes Series 638861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638861	$10,000	$10,000	16.32%	1.00%	December 29, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638861. Member loan 638861 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	McDonald's USA LLC	Debt-to-income ratio:	1.69%
Length of employment:	10+ years	Location:	Hyde Park, MA

Home town:
Current & past employers:	McDonald's USA LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > I am renovating and doing an addition on my house. The work is 90% complete and I funded 85% of the cost from savings. I have some plumbing work and HVAC work left to complete the job. The value of the completed house will be approx $600k. 3baths, 4 bedrooms, larger kitchen. Total 2800 sqft house.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,624.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at McDonald's USA LLC?	I am a Field Service Manager, Responsible for 156 restaurants and 35 Franchise Owners.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My total balance is $240k with 14 years left to payoff. 1) Before remodel $342k value. Per apprasial 2.) With the new addition 2000 sq ft my project on value $450k
Can you tell us the details of your delinquency 19 months ago. Thank You! The following is very important information for you: Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents will tell you, you don't need to verify. Sometimes you might need to hint to the agent that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	Very minor issue. I changed cell phones and never received the final payoff bill for $100 approx. Once called I immediately payed it off.
How quickly are you planning on paying back this loan? Will you need the full 36 months?	I will most likely pay it off in 30 months.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	FIeld Service Manager: - Manages 5 Business Consultants - Oversees 156 McD Restaurants and 35 Franchise Owners - Responsible for Operations Execution and Profitability in Restaurants - Will try to pay of loan in about 30 months. - Yes I will accept a partial loan.
You were asking for $25000 now the loan shows you asking for $10000. Was this loan amount adjusted by you or LC? And if LC does this change anything for you? Thank you!	LC did the change.

Member Payment Dependent Notes Series 638885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638885	$2,500	$2,500	13.72%	1.00%	December 29, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638885. Member loan 638885 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	California Labor Federation	Debt-to-income ratio:	22.95%
Length of employment:	2 years	Location:	Roseville, CA

Home town:
Current & past employers:	California Labor Federation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	9
Revolving Credit Balance:	$13,815.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the reason for the delinquency 9 months ago? and what steps are being taken to eliminate any future delinquencies?	There is currently a dispute pending over the delinquency. I have a long credit history with almost no blemishes.

Member Payment Dependent Notes Series 638887

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638887	$3,000	$3,000	13.72%	1.00%	December 30, 2010	January 7, 2016	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638887. Member loan 638887 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Ordway Drug Store	Debt-to-income ratio:	3.83%
Length of employment:	n/a	Location:	Monterey, CA

Home town:
Current & past employers:	Ordway Drug Store
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > This loan would completely eliminate all of my debt and would provide a consistent single monthly payment instead of multiple payments from different companies with different APR rates. This loan fits perfect in my monthly budget, and I am looking forward to consolidating my debt now to better myself for my future.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,062.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ordway Drug Store and how long have you worked there?	I have worked at Ordway Drug Store for about 3 months, and I am a clerk. I assist the Pharmacy Technicians by batching prescriptions and helping patients. I hold a full time position while taking college courses.

Member Payment Dependent Notes Series 638921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638921	$3,500	$3,500	6.17%	1.00%	December 31, 2010	January 7, 2014	January 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638921. Member loan 638921 was requested on December 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	joint healing	Debt-to-income ratio:	6.55%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	joint healing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/24/10 > I need a loan to buy a new vehicle because my car just stopped working. I am a manager at a medical establishment. I just graduated from college and have been at my job for about 6 months. I have really good credit and will always make my payments on time. I am very confident with the security of my job and just to make everyone feel a little bit more at ease I have plenty of securities i can sell if i ever need. I am a lender with this site as well.

A credit bureau reported the following information about this borrower member on December 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 638944

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638944	$5,600	$5,600	12.61%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638944. Member loan 638944 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,710 / month
Current employer:	Jacobs Engineering	Debt-to-income ratio:	2.07%
Length of employment:	2 years	Location:	New York, NY

Home town:
Current & past employers:	Jacobs Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,657.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I owe Bank of America and United Nations credit cards. I owe approximately 5000 total. I will pay off both with this loan. I am a civil engineer with Jacobs Engineering in NYC.
What do you do at Jacobs Engineering and where did you work prior to that?	I work with the management team to oversee the excavation of 8 new tunnels. Prior to this I worked with MTA.

Member Payment Dependent Notes Series 638946

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638946	$3,600	$3,600	12.23%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638946. Member loan 638946 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$900 / month
Current employer:	n/a	Debt-to-income ratio:	2.22%
Length of employment:	n/a	Location:	Lynchburg, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I need a loan to pay off a bill as I am a college student looking to consolidate my debt and prepare for my future. I have exceptional credit for a young woman and I am dependable as even though my loan term is for 3 years, I plan to pay it off sooner. I can pay 200/mo towards this loan. I have two jobs that I have been working for almost 3 years now and this loan will help offset my debt and start me off to a steady path for my future. Thank you for your time and consideration. Borrower added on 12/27/10 > I am a college student needing this loan to consolidate my debts in order to make smaller payments and advance my future. The term of the loan is set for 3 years, but I will be able to make payments of $200 dollars a month in order to pay of my loan faster. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$199.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 638951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
638951	$6,000	$6,000	9.99%	1.00%	December 29, 2010	January 8, 2014	January 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 638951. Member loan 638951 was requested on December 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	King College	Debt-to-income ratio:	20.56%
Length of employment:	10+ years	Location:	Bluff City, TX

Home town:
Current & past employers:	King College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > The fund is to be used to pay off a credit-card balance that has a near 20% interest rate. I have a full time and very stable job that I have been enjoying doing for 11 years.

A credit bureau reported the following information about this borrower member on December 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,329.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'm interested in investing in your loan, and your application looks good except for the $61,329.99 revolving credit balance. Does this include a home equity line of credit? If so, how much have you drawn down on it and what are the terms? Thanks in advance.	The $61,329.99 revolving credits do not include the HELOC that I have. Currently, I have approximately $60K of home equity on which I plan to draw in the near future.

Member Payment Dependent Notes Series 639405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639405	$8,400	$8,400	12.98%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639405. Member loan 639405 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	LOWE'S	Debt-to-income ratio:	12.29%
Length of employment:	2 years	Location:	CARLSBAD, CA

Home town:
Current & past employers:	LOWE'S
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I have a loan thru Citi which has a really high interest rate. I make an automated payment monthly and am never late. I just want to save on the interest rate. Thanks for your help..

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$421.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 639441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639441	$2,500	$2,500	6.91%	1.00%	December 30, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639441. Member loan 639441 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Cambridge Associates	Debt-to-income ratio:	7.28%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	Cambridge Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > WellsFargo increased the interest rate on my credit card to 19.99%, even though I have never missed a payment. I recently graduated college and started working and cannot afford the ridiculous interest rate.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,914.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cambridge Associates?	Hi, I am an investment performance associate at Cambridge Associates, working within the investment performance reporting division. I track a variety of clients' portfolios and prepare reports on a monthly and quarterly basis. The reports present performance broken down by asset class, strategy group, composite and individual manager.

Member Payment Dependent Notes Series 639656

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639656	$12,800	$12,800	14.83%	1.00%	December 30, 2010	January 9, 2016	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639656. Member loan 639656 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,011 / month
Current employer:	Custom Air Products	Debt-to-income ratio:	14.23%
Length of employment:	4 years	Location:	Pearland, TX

Home town:
Current & past employers:	Custom Air Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,692.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Custom Air Products?	I'm the engineering service mgr.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	(1) 4 to 5 yrs (2) yes partial funded loan acceptable best regards,
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	thank you,
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 224k no HELOC 2. 286k value
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Card 1 $ 2,404.00 $ 50.00 Card 2 $ 1,770.00 $ 69.00 Card 3 $ 2,240.00 $ 74.00 Card 4 $ 2,700.00 $ 14.00 Card 5 $ 3,000.00 $ 96.00 Card 6 $ 703.00 $ 30.00
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	thank you, and i appreciate your comment and consideration.

Member Payment Dependent Notes Series 639672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639672	$3,000	$3,000	12.23%	1.00%	December 31, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639672. Member loan 639672 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	SimplexGrinnell	Debt-to-income ratio:	18.44%
Length of employment:	10+ years	Location:	Dacula, GA

Home town:
Current & past employers:	SimplexGrinnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > This loan is for vehicle repairs.

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,760.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The balance on my mortgage is approximately 99,000. I have no encomberances against my loan. The current market value is between 115 k and 130 k. It is hard to place a value by todays standards due to the economy so I base this on my county assesment for tax purposes which is above 140k.

Member Payment Dependent Notes Series 639768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639768	$2,000	$2,000	6.17%	1.00%	December 29, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639768. Member loan 639768 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,800 / month
Current employer:	Whitehouse of Music	Debt-to-income ratio:	3.17%
Length of employment:	10+ years	Location:	Cedarburg, WI

Home town:
Current & past employers:	Whitehouse of Music
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > This loan is for medical expenses I incurred this fall because of 3 facial surgeries for a basal cell skin cancer on the tip of my nose. It is to cover the 20% of my doctor bill and my deductible.

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,704.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 639772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639772	$10,000	$10,000	6.54%	1.00%	December 31, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639772. Member loan 639772 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	NCO Financial System	Debt-to-income ratio:	20.58%
Length of employment:	2 years	Location:	Charlotte, NC

Home town:
Current & past employers:	NCO Financial System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > Pay off higher interest credit cards. I am a good borrower because I pay on time, everytime. Job is stable, as we've experienced continued growth since 2008. I am budgeted well within my means.

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,056.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 639819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639819	$6,000	$6,000	12.61%	1.00%	December 31, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639819. Member loan 639819 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$34,000 / month
Current employer:	cirkle k	Debt-to-income ratio:	2.82%
Length of employment:	10+ years	Location:	irvine, CA

Home town:
Current & past employers:	cirkle k
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,630.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you earn $34 per year?	my incom last year as shown in w2 form was 46 k, this year if not more is the same.
What do you do at Circle K ?	I manage a grocery store.

Member Payment Dependent Notes Series 639825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639825	$20,000	$20,000	18.91%	1.00%	December 31, 2010	January 9, 2016	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639825. Member loan 639825 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Reliant Rehabilitation Hospital	Debt-to-income ratio:	20.70%
Length of employment:	2 years	Location:	Austin, TX

Home town:
Current & past employers:	Reliant Rehabilitation Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	71
Revolving Credit Balance:	$14,805.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	Thanks for your suggestion and help! I sent in my income verification today. Happy Holidays to you also.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	I am a Respiratory Manager at a 75 bed Rehabilitation Hospital. I have been employed here for 2 1/2 yrs. My job is very stable and am part of a growing company. I expect to have the loan paid off in 3-4 yrs. I picked the longer term, as I am planning on purchasing a home next year. With the lower payment, I can qualify for more on a better home. I would take a lesser loan amount, if the full amount doesn't fund. Thank you for your questions and suggestions. I hope my answers will help you make a more comfortable decision concerning my loan. Please let me know if you need any additional information. FYI: I did send in my paystubs today to Lending Club to verify my income. Thanks to a suggestion from another member.
hi what is your job at Reliant Rehabilitation Hospital? what training do you have for the job? where did you work before that? what debts do you have (please list lenders, amounts, interest rates, including credit cards as well as vehicle and student loans etc) thanks for answers to all of these questions	I have been a Respiratory Therapist for the past 20 years. It's hard to believe how fast time flies by! I am the Respiratory Manager at Reliant for 2 1/2 yrs. I have a Bachelors and Associates degrees. My debts are as follows - amounts rounded to whole $$ USAA VISA - $10,925 Chase Mastercard - $1,209 Sallie Mae Student Loan - $1,065. (Almost paid off!) Addison Ave Credit Union - Car - $7489 Addison Ave Credit Union - Personal Loan - $5369 I have an Orchard Bank VISA card with zero balance. Thank you for your questions. You have a great member name. I also love pizza!
Hello, what was the nature of your delinquency 71 months ago?	Thank you for your question. Bank of America re-reported an old credit card debt from 2003 on my credit report on 03/2005. I have not been late or delinquent on any accounts since 01/2004.

Member Payment Dependent Notes Series 639862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639862	$5,200	$5,200	9.99%	1.00%	December 31, 2010	January 9, 2016	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639862. Member loan 639862 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Wellborn Forest Products	Debt-to-income ratio:	10.29%
Length of employment:	< 1 year	Location:	Alexander City, AL

Home town:
Current & past employers:	Wellborn Forest Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,094.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 639912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
639912	$7,300	$7,300	9.62%	1.00%	December 31, 2010	January 9, 2016	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 639912. Member loan 639912 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sunbelt Industrial Trucks	Debt-to-income ratio:	21.84%
Length of employment:	< 1 year	Location:	Arlington, TX

Home town:
Current & past employers:	Sunbelt Industrial Trucks
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,318.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 640013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640013	$12,000	$12,000	5.79%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640013. Member loan 640013 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	Adam Jensen	Debt-to-income ratio:	5.96%
Length of employment:	3 years	Location:	West Melbourne, FL

Home town:
Current & past employers:	Adam Jensen
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > Using loan to consolidate credit card balances at a lower rate.

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,982.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Adam Jensen and what do you do there?	Adam Jensen is me. I am self employed. I own a small information technology training and consulting company. Our clients include GE, Johnson & Johnson, and Nielsen. I started the company three years ago.
Hello. Your credit history indicates that you have $5,982 in credit card debt. How are you planning to use the remainder of the money you are requesting? Wishing you all the best.	That is incorrect. I actually have about $12,700 in revolving credit debt. I plan to use the entire loan to pay that down. I am not sure why it says I have less.
FYI, the revolving credit balance that we see, is from TransUnion. Not all revolving debt is reported to each and every one of the Credit Bureaus. Please list each of your debts, (type/balance/APRs)? Thank you in advance.	I have two cards with balances. 1. Chase marriot rewards, $10,000 balance with $20,0000 limit, 15.24% apr. 2. Is also a chase marriot preferred, $2,700 balance with $10,000 limit. 16.89% apr I have a few other cards with no balance.

Member Payment Dependent Notes Series 640049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640049	$8,000	$8,000	5.42%	1.00%	December 31, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640049. Member loan 640049 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,125 / month
Current employer:	NCR Corp	Debt-to-income ratio:	11.88%
Length of employment:	10+ years	Location:	Flowery Branch, GA

Home town:
Current & past employers:	NCR Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > This loan is for travel and expenses related to my green card collection. My card has now been allocated and I need to fly myself and the other 3 members of my family to an overseas US consulate to get the cards. We have been living in the US since 2002 on a corporate sponsored visa. I have been employed by the same company since 1999. Borrower added on 12/26/10 > .

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,136.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at NCR Corp?	I am a Snr Business Analyst working in the IT dept. Have been working there for 11 yrs.

Member Payment Dependent Notes Series 640062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640062	$3,200	$3,200	14.46%	1.00%	December 29, 2010	January 9, 2016	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640062. Member loan 640062 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,150 / month
Current employer:	Federal Aviation Administration	Debt-to-income ratio:	13.40%
Length of employment:	5 years	Location:	FAIRFAX, VA

Home town:
Current & past employers:	Federal Aviation Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > This loan is the first step on the way to a debt-free life! We need to pay some veterinary bills resulting from emergency surgery to save our kitty's life.

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,220.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello Investor, We do not owe anything on our home other than the mortgage, which has about $317,000 outstanding. I would estimate the current market value of our home to be around $400,000.

Member Payment Dependent Notes Series 640084

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640084	$8,700	$8,700	12.61%	1.00%	December 29, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640084. Member loan 640084 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,360 / month
Current employer:	U.S army	Debt-to-income ratio:	16.07%
Length of employment:	4 years	Location:	Hinesville, GA

Home town:
Current & past employers:	U.S army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,027.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) US Army Rank? Pay Grade? ETS? (2) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	I am an E5 in the army and my ETS date is February 2014. I am planning to pay this loan off in 1 to 2 years, I am getting this loan because I just want to have one payment for everything rather then several payments due on different days. Thank you for your time.

Member Payment Dependent Notes Series 640093

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640093	$14,000	$14,000	9.99%	1.00%	December 31, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640093. Member loan 640093 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Oregon Health & Science University	Debt-to-income ratio:	13.03%
Length of employment:	2 years	Location:	Portland, OR

Home town:
Current & past employers:	Oregon Health & Science University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,104.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Oregon Health & Science University and where did you work prior to that?	I am the Biomedical Informatics Manager at Oregon Health & Science University. Prior to that (from 2003-2009) I was a Clinical Scientist at Amylin Pharmaceuticals in San Diego, CA.

Member Payment Dependent Notes Series 640100

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640100	$7,000	$7,000	12.23%	1.00%	December 31, 2010	January 9, 2014	January 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640100. Member loan 640100 was requested on December 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,125 / month
Current employer:	n/a	Debt-to-income ratio:	10.84%
Length of employment:	2 years	Location:	Dallas, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/26/10 > I intend to use the funds to pay off credit cards with high interest rates. I like the concept of LendingClub... individuals helping each other out. So I decided it would be an excellent way in which to receive a lower interest rate than my credit cards. I am an excellent borrower I pay all bills on time most early. I design and develop websites for small business and non-profits. Work is steady and profitable.

A credit bureau reported the following information about this borrower member on December 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,152.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640107

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640107	$8,000	$8,000	14.09%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640107. Member loan 640107 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	general electric	Debt-to-income ratio:	0.72%
Length of employment:	10+ years	Location:	SCHENECTADY, NY

Home town:
Current & past employers:	general electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > Thank you for taking the time to consider my application. My wife recently became disabled and I need to make some adjustments to her bathroom for her safety and security. Again thank you very much

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	3
Revolving Credit Balance:	$312.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The current mortgage is $188,000 with the appraisal at $260,000. I would like the loan to update the bathroom to make it disabled friendly for my wife. Thank you for the consideration. wcm

Member Payment Dependent Notes Series 640141

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640141	$1,200	$1,200	12.23%	1.00%	December 30, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640141. Member loan 640141 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,326 / month
Current employer:	AIR FORCE	Debt-to-income ratio:	20.43%
Length of employment:	10+ years	Location:	HAMPTON, VA

Home town:
Current & past employers:	AIR FORCE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,133.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640236	$12,000	$12,000	14.83%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640236. Member loan 640236 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,513 / month
Current employer:	Brendle Fire Equipment	Debt-to-income ratio:	17.27%
Length of employment:	5 years	Location:	Montgomery, AL

Home town:
Current & past employers:	Brendle Fire Equipment
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > The money will be used to pay off all high interest credit cards. I have a steady job been here over 5 years. My buget will more then cover the monthley payment. I always make sure my bills are paid each month.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,503.00	Public Records On File:	1
Revolving Line Utilization:	83.40%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the Brendle Fire Equipment?	Type your answer here. I recap material stock list for preparation for fabrication of Fire Sprinkler Systems.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $12K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	My plans are to have it paid off within the the 5 year period. And I would except partially funded loan. And relist for the unfunded amount after the 6 months. My plans are to be dept free in a five year period.

Member Payment Dependent Notes Series 640249

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640249	$8,000	$8,000	13.35%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640249. Member loan 640249 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	TheLadders.com	Debt-to-income ratio:	5.33%
Length of employment:	< 1 year	Location:	new york, NY

Home town:
Current & past employers:	TheLadders.com
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,515.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Hi there, The purpose of the loan is to pay off ALL of my credit card debt. I only have 1 open credit card and 1 closed and I will be paying off the entire amount. I accumulated the debt paying for college over 5 years ago and due to my high interest rate just have not been able to pay it back in full. I also moved across to country 2 times which accumulated some of the debt. I am a Senior Account Executive with a base salary of 75k and I am making minimum 25,000 in commission. I have been in sales since 2006. I worked for a company called InterCall owned by West Corp for 2 and half years and before that Worldwide Express post college graduation. My expenses are as follows. Rent - $1,200 Cable - $150 Electric - $200 Credit Card Bill - $245 Student Loan - $100 Lastly, I do not support anyone and the additional person in my household has no debt and makes 65k/year.

Member Payment Dependent Notes Series 640253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640253	$14,500	$14,500	8.88%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640253. Member loan 640253 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,117 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	7.16%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > Putting siding and a new roof on my home. Also, I would pay off my BofA card. It has 4700 on it at a rate of 24%.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,709.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 640263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640263	$19,750	$19,750	20.77%	1.00%	December 31, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640263. Member loan 640263 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Panhandle Eastern Pipeline Co	Debt-to-income ratio:	14.85%
Length of employment:	3 years	Location:	Liberal, KS

Home town:
Current & past employers:	Panhandle Eastern Pipeline Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > OK, here's a little more info. I've been on my job for 3 1/2 yrs. I am currently about $19,000 in debt, about half credit and the rest a secured loan that I needed to pay for my divorce. I asked for this loan so that I could get everything taken care of with 1 payment instead of 6 or 7, and going for 5 years will cut my outgoing payment about $200 a month. I need that breathing room to make things a little easier for me. I'm hoping that in 6 months or so I will be able to make a larger payment and get my finances settled. I don't have a problem with the length of term now, nor the interest rate, I would rather pay a high rate to 1 lender than to several. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	16	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,948.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club to submit your income verification documents (pay stub) at support@LendingClub.com	Member 584013, I would prefer not to put my info out for public display. If you need this info, please have the Lending Club contact me and we can make arrangements that way.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	Member 505570, 1) I work for a natural gas transmission company as a repairman, 3 1/2 yrs. 2)Hopefully looking at 3 yrs, just needed a slightly lower payment now. 3) I probably would, just to have the advantage of making 1 payment instead of 5.
Some questions for Burt: (1) What is your job with Panhandle Eastern? (2) The credit report lists your "revolving credit balance" at $1,948 but you are borrowing $19,750. What do you plan to do with the rest of the loan? (3)What information can you provide regarding the 3 delinquencies that the credit report shows during the last two years? Thank you and good luck with your loan.	Rentpayer, 1) I'm a repairman there 2) that report is incorrect, that would be only 1 of my balances, my debt is actually close to what I'm asking for, so it will all go to get that paid off 3) It's been a tough couple of years, divorce hit me hard financially, but it's getting better and this would be a large help for me
"I would rather pay a high rate to 1 lender than to several." What are the balances and interest rates of your debts? If any of them have lower rates than this loan, you will not be doing yourself any service by paying them off before the higher rate loan. There is nothing wrong with making multiple payments. What is the advantage of making 1 payment versus 5 if the rate on any of those 5 is less than this one?	None of them are lower, all 23-25%, and 1 payment on 1 date simplifies my life.
Please contact Lending Club to submit your income verification documents (pay stub) at support@LendingClub.com	I have no problem doing that if they ask me directly to do it. I was advised otherwise by them not to unless they ask me to do so.

Member Payment Dependent Notes Series 640319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640319	$3,500	$3,500	12.61%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640319. Member loan 640319 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	BCBS of South Carolina	Debt-to-income ratio:	6.37%
Length of employment:	9 years	Location:	COLUMBIA, SC

Home town:
Current & past employers:	BCBS of South Carolina
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,519.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is BCBS of SC and what do you do there?	Blue Cross Blue Shield of South Carolina. I am a Computer Programmer
What is the breakdown of expenses for the planned home improvement?	Recessed Lighting and Ceiling Scraping in Basement $2500 New Walkout Door in Garage, with Dog Door $1200 New French Door Installation $475 New Front Door Installation $375 Sheetrocking Laundry room and utility sink $700.00 New Floors In basement 1,000 Dollars New Furniture for Basement $3,000

Member Payment Dependent Notes Series 640333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640333	$10,000	$10,000	9.25%	1.00%	December 31, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640333. Member loan 640333 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,209 / month
Current employer:	MUHLENBERG COLLEGE	Debt-to-income ratio:	7.82%
Length of employment:	3 years	Location:	ALLENTOWN, PA

Home town:
Current & past employers:	MUHLENBERG COLLEGE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > Debt consolidation, car repairs, emergency bills Borrower added on 12/29/10 > I pay my bills on time. I have a stable job teaching at private college.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,320.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 640341

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640341	$9,000	$9,000	6.54%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640341. Member loan 640341 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	United States Air Force	Debt-to-income ratio:	13.12%
Length of employment:	5 years	Location:	Waldorf, MD

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I am Active Duty Military in the United States Air Force. I am a new user to Lending Club. This loan is to assist in paying of the remaining debt due to student loans and relocation expenses. Full payment of this loan in due time i can ensure will not be an issue. An allotment will be set up to ensure all payments for this loan to lending club arrive on time and will not be an issue.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,918.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
At first, thank you for service to protect the U.S. I am interested in funding you. Please explain following items to clarify your loan. 1. Itemized monthly expense 2. Anyone who you need to financially support, for example, your children. 3. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1. Rent=1465.00, Car Payment=376.00, Utilities=275.00( Cell Phone, TV, Internet etc..), CC Payment= 200/Month (Balance 2900.00), Groceries=260.00 2. I am married with 2 children (ages 1 and 3) that i am the primary supporter for. My spouse will go back to work when my 1 year old turns 2 (Family decision). 3. My spouse has no debt and is going to school while she is a stay at home mom using the GI Bill for expenses gained as a benefit from prior military service. Thank you for your questions and consideration.
Your credit report shows around $3k in revolving debt, but this loan is for $9k. Is the remaining debt from the student loan? Can you please list all of your debts, including interest rates, balances, and monthly payments, and say which you will be paying off with this loan? Also, what is your rank, pay grade, and ETS?	USAA MASTERCARD BALANCE 3300/INTEREST 9.9%/MONTHLY PAYMENT $250, MILITARY STAR CARD BALANCE 980.00/INTERST 13.5 NON FIXED/MONTHLY PAYMENT $100, and a student loan of 3000.00 that was used because i used all my fiscal year tuition assistance to take more classes. have not paid on student loas as of yet. I plan to pay all of and bet debt free other that my Auto Payment if i get this loan fully funded. I am a SSgt/E-5 and i first enlisted in 2005 my first term ends in September 2011 however, i just enlisted agin for another 4 years.
What are the interest rates and monthly payments on your student and auto loans, and what is the balance of your auto loan? The debt you listed totals about $7300, but this loan is for $9000. What will you do with the rest of the funds?	The student loan interest rate is just under 7% and to be honest i don't know the exact interest rate of my auto loan but the balance is 24,500. My plan with the rest of this loan is to trade in my current vehicle and pay the trade-in difference with the remainder of this loan. Trade in value for my current vehicle is 23,000. This places me just under the 9,000 i am requesting for this loan which will allow me to free all CC debt, pay off the student loan, and allow me to downsize to a smaller vehicle which i believe in the long run will save money and allow me to start saving for the future. I apologize if i did not give you everything need as to interest rates but i do know that the auto loan rate is the highest.

Member Payment Dependent Notes Series 640342

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640342	$15,000	$15,000	16.32%	1.00%	December 31, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640342. Member loan 640342 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Oregon Health and Sciences University	Debt-to-income ratio:	4.55%
Length of employment:	4 years	Location:	vancouver, WA

Home town:
Current & past employers:	Oregon Health and Sciences University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,886.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe 253,000 on our home and market value is approximately 270,000.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	I will verify my income this evening. Thank you.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.) Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I am a Speech Language Pathologist, I obtained an undergraduate degree through the University of Washington and my Master's Degree through Portland State University. I work in an acute care rehab setting, at a level one trauma hospital. My duties include assessment and treatment of a variety of speech, language, cognitive and swallowing disorders. The position I obtained is highly competitive and I have to be highly organized, efficient, work as a team member and utilize critical thinking skills with each new patient I see. I have been at my current position for almost a year and in this field for 6 years. I also work for a contract company in my free time which allows me to utilize my skills in a variety of rehab settings and supplement with a second income.
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	We plan to repay this loan within 1-2 years, we have budgeted this out and believe that within 2 years we will have it fully repaid if not sooner. We would likely accept a partially accepted loan, but will have to discuss that option as it becomes clearer what partially funded will mean.
You have 5 inquiries in past 6 months . Can you please explain the reason for so many inquiries? Why are you borrowing for a car loan at such a high amount when you can get a lower APR deal from a local/national bank ? Whats your monthly budget. Please itemize	We have so many inquiries because we just purchased a home. We are using this money to buy an investment car, which my husband will then take apart and sell each part (after he fixes many of them) for a notable profit. (12,000-20,000) I chose not to pursue a car loan because the car is an older collector car and would be difficult to obtain funding for, in addition we decided to take a loan for an extra amount to allow us to consolidate debt.
1. If this is a car loan, usually dealers will give you better than a %16 rate. Why did you choose this loan? 2. You must have a good portion of student loans, etc to pay off outside of your $14k in credit cards. How does this loan fit in with your overall budget?	My parents provided funding for all of my schooling so I have no school debt. This loan will free up 200.00 in our monthly budget as we will consolidate debt.
-How much experience does your husband have in taking apart cars and selling the parts? Thanks.	My husband is a mechanic and has been parting, fixing and selling cars for years.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation seriously. Best of luck to you and your husband. ( A fellow UW graduate)	We appreciate your help with this loan, and while we are new to lending club, I sincerely hope that in the future (after repaying this loan) we will be able to help fund others dreams! We have never missed a payment on anything and would never risk our lenders money, we will pay in full each month, and plan to pay everything back as quickly as we can. Thank you for your support, and go Huskies at the Holiday bowl!

Member Payment Dependent Notes Series 640343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640343	$9,000	$9,000	13.35%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640343. Member loan 640343 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Avanced Thermal Products	Debt-to-income ratio:	10.99%
Length of employment:	10+ years	Location:	Costa Mesa, CA

Home town:
Current & past employers:	Avanced Thermal Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,089.00	Public Records On File:	1
Revolving Line Utilization:	88.90%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640352

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640352	$3,700	$3,700	6.91%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640352. Member loan 640352 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Georgia State Government	Debt-to-income ratio:	21.39%
Length of employment:	10+ years	Location:	Ellenwood, GA

Home town:
Current & past employers:	Georgia State Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > Funds will be used to pay off small balances over 5 credit cards, thereby reducing total interest payments per month. The funds will be paid back according to the lending agreement or earlier as I am able to budget a min. of $300.00 (above min. pymts.) for debt payoff in my budget. I have been employed for 20 years with the same employer and am expecting a promotion within 6 - 10 months.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,249.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your credit report shows around $42k in revolving debt, but you've only requested $3700 for this loan. Please list all your debts, including interest rates, balances, and monthly payments, and say which you will be paying off with this loan. What will you do to avoid accruing further debt in the future? What is your job, and how much more do you expect to be paid with the promotion?	My credit card debt is as follows: Discover, $6,627, 13.24%, $133/mo. Bank of America, $15,929, [$13K@9.9%; $2,000@ 3.25%], $275/mo *Chase MC, $1845.95, [$1,638@ 16.24%; 267@4.99%], $92.00/mo *Chase VISA, $675.98, 22.24%, $19/mo. *Zales, $925.92, 24.99%, $30/mo. *Macys, $593.51, 24.50%, $25/mo. **JCPenney, $262.00, 23.99%, $25/mo. **Kohls, $78.00, 21.90%, $25/mo. *=to be paid off with Lending Club Loan + amt. set aside from personal funds for debt payoff **=to be paid off this month with funds from reg. salary and extra work I no longer use credit cards. I will apply the min. pymt. savings from the paid-off credit cards to increase monthly payments on cards with the higher balances to reach my goal of no revolving debt by 2013. I work in Information Management for the State of GA, My annual salary is about $51K. I believe the promotion would add about $5K annually. I am eligible to retire in 2015.

Member Payment Dependent Notes Series 640354

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640354	$14,600	$14,600	12.23%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640354. Member loan 640354 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	University of Washington	Debt-to-income ratio:	18.93%
Length of employment:	2 years	Location:	Seattle, WA

Home town:
Current & past employers:	University of Washington
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > Using to pay off credit cards at better rate. Borrower added on 12/28/10 > I have been at my current position at the University of Washington for 2 years and am in a field that has not been affected by the economy. In fact, we continue to grow. I racked up a lot of debt on my cards while I was going through a divorce and I am now hoping to get those all paid off in the next few years. I don't have any late payments but my interest rates are higher.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,041.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your credit report shows a revolving debt of $23k, but this loan is only for $14k. Please list all of your debts, including interest rates, balances, and monthly payments, and say which you will be paying off with this loan. What do you do for the university?	I would have liked to get the entire $23k but that wasn't offered. I have 2 credit cards. One from Chase (17.99% and around 6K, monthly payment of around $150) and then the other from Bank of America (19.99% and around 17K, monthly payment of around $500). I work in the Department of Surgery for the University of Washington School of Medicine.

Member Payment Dependent Notes Series 640360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640360	$10,000	$10,000	14.83%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640360. Member loan 640360 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Union Bank	Debt-to-income ratio:	21.11%
Length of employment:	5 years	Location:	whittier, CA

Home town:
Current & past employers:	Union Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	5
Revolving Credit Balance:	$9,216.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 640370

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640370	$9,000	$9,000	9.62%	1.00%	December 30, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640370. Member loan 640370 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Springfield Housing Authority	Debt-to-income ratio:	3.31%
Length of employment:	7 years	Location:	Springfield, MA

Home town:
Current & past employers:	Springfield Housing Authority
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > consolidate credit cards

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,995.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SHA? Why was there a delinquency 7 months ago?	Assistant Executive Director. It was an oversight. Will have direct payments sent to lending club out of checking account.

Member Payment Dependent Notes Series 640375

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640375	$14,000	$14,000	6.91%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640375. Member loan 640375 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	n/a	Debt-to-income ratio:	8.29%
Length of employment:	10+ years	Location:	south orange, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/29/10 > just need the money Borrower added on 12/06/10 > debt consolidation extremely steady and stable job always pay back my debts

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,080.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640386	$4,800	$4,800	9.25%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640386. Member loan 640386 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,323 / month
Current employer:	BAE Systems	Debt-to-income ratio:	1.81%
Length of employment:	1 year	Location:	Nashua, NH

Home town:
Current & past employers:	BAE Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,124.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your application shows a revolving credit balance of $2,124. Why are you asking fo $4,800 to pay down credit?	Type your answer here.the revolving credit balance is refering to my credit card which has never been as high as that amount. Any balance on that credit card is already paid monthly and currently is at it's highest due to the holidays and is still not reached 2000. The debt i am paying down is to car body shop and paint shop which had fixed my boyfriends car and has been taking the majority of my check to pay the bill. I am looking to pay them off in full immediately instead of being called every week for whatever i have, where i can make a monthly payment well within my range between my boyfriend and my income

Member Payment Dependent Notes Series 640393

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640393	$20,000	$20,000	12.23%	1.00%	December 31, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640393. Member loan 640393 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,250 / month
Current employer:	Edison Ventures	Debt-to-income ratio:	6.46%
Length of employment:	5 years	Location:	princeton, NJ

Home town:
Current & past employers:	Edison Ventures
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I am using my own personal credit to secure a loan for my family's business. I work in technology venture capital, our firm is listed in the AlwaysOn 2010 Top 100 venture capital firms. My P&L should be the focus of questions as my credit score is on the line, and I am in the fund raising business. My salary is $130k, bonus 30-40%, and 401k match + profit share of $30k. Regardless, some details below *The business is a ten year retail store in Nantucket, MA. Both community banks in Cape Cod are not supporting existing customer base with re-ups on loans. It's really sad actually given the free ride on rates that they have enjoyed and their responsibility of occupying the market space for serving entrepreneurs. *Revenues decreased 16% last year to $211k and is down 8% this year to $195k. Avg revenue in '00-03 was $210k. avg revenue was $250k 04-08. *Income increased this year by 200% to 35k over last year due to higher gross margins from product (much lower costs negotiated in England thanks to recession), improvements in shipping costs and lower rent.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,270.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 640399

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640399	$5,000	$5,000	6.54%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640399. Member loan 640399 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	20.18%
Length of employment:	n/a	Location:	schenectady, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,745.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640420

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640420	$15,000	$15,000	14.46%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640420. Member loan 640420 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	IPC | a Walsworth Company	Debt-to-income ratio:	22.15%
Length of employment:	< 1 year	Location:	Watkinsville, GA

Home town:
Current & past employers:	IPC | a Walsworth Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > This loan is consildate 4 credits with average APR's of over 25%. Borrower added on 12/29/10 > -The loan will allow us to consildate the balances of these 4 credit cards and close 3 of the 4 immediately. I must have (1) card open for business travel and expenses, required by my employer. -The monthly minimum for these 4 accounts combinded is in-line with the monthly payment of the loan requested. Therefore, this loan does not affect our budget. -I have been working in the same industry for over 20 years and mobility is not an issue. Additionally, I move to my current employer due to their strong financial standing and plan to be with them for many years ahead.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,796.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We only have first mortgage with a balance of $211,500. The last appraisal in late 2008 was for $220K. However, based on the current market and comps pulled on Zillow, it appears our current market value would be in the range of 195K - $210K.

Member Payment Dependent Notes Series 640480

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640480	$8,000	$8,000	9.62%	1.00%	December 31, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640480. Member loan 640480 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	level 3 communications	Debt-to-income ratio:	17.09%
Length of employment:	10+ years	Location:	thornton, CO

Home town:
Current & past employers:	level 3 communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > My wife and I need some extra funds to cover our wedding. We are so excited to get married, but do not want to stress about money. Borrower added on 12/28/10 > I am a good borrower because. I have a very stable job. I have been at the same complany for 11 years. I have really good credit. Borrower added on 12/28/10 > I have a stable job (11+ years) and a great credit history.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,161.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 640483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640483	$15,000	$15,000	12.61%	1.00%	December 30, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640483. Member loan 640483 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Medtronic Spine & Biologics	Debt-to-income ratio:	8.12%
Length of employment:	3 years	Location:	Lexington, KY

Home town:
Current & past employers:	Medtronic Spine & Biologics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,223.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $260,000 and it's value is $290,000. No HELOC.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	1. $6,000 2. mortgage $2077, utilities $500, insurance $300 3.credit card with a $15,000, and another credit card with $15,000 a balance. Both have an APR of 15% 4. My wife recently went back to work.
What are the rates and balances on the loans you're consolidating?	Type your answer here. Two credit cards, each carrying a $15,000 balance with a 14.99% APR.
If you want to pay off both credit cards, why only requesting $15K loan?	I thought it was a reasonable amount.

Member Payment Dependent Notes Series 640485

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640485	$8,500	$8,500	6.17%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640485. Member loan 640485 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	Best Buy	Debt-to-income ratio:	9.99%
Length of employment:	5 years	Location:	Bakersfield, CA

Home town:
Current & past employers:	Best Buy
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, Im trying to clear out my credit card debt so I can save up for a wedding (the interest of my credit card is through the roof at 24%) i have managed to slay most of my cards but this last dragon is hard to take down. Your investment will not only be appreciated but will be repaid promptly and with interest. Feel free to ask me questions and I look forward to answering them.

A credit bureau reported the following information about this borrower member on November 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,535.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640495	$20,000	$20,000	16.32%	1.00%	December 29, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640495. Member loan 640495 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	MIAMI CHILDREN'S HOSPITAL	Debt-to-income ratio:	22.07%
Length of employment:	< 1 year	Location:	MIAMI, FL

Home town:
Current & past employers:	MIAMI CHILDREN'S HOSPITAL
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/01/10 > Need loan to consolidate Credit Card Debt. I have a stable job as an RN. I have paid my credit cards every month. I have only a small rent from a friends house. I just want to consolidate the cards and pay off the debt. Borrower added on 12/01/10 > I want to consolidate my credit cards. I have a stable job as a RN. I just want to consolidate my 3 cards into one payment. I have paid my credit cards on time. I have a small rent and make 4x my rent. I have the money to pay the monthly payment. Borrower added on 12/01/10 > I want to consolidate my credit cards. I am an RN and have a stable job. I have a small rent. I just want to consolidate my 3 cards into one payment. Borrower added on 12/01/10 > I want to consolidate my credit cards. I am an RN and have a stable job. I have a small rent. I just want to consolidate my 3 cards into one payment.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,135.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640526

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640526	$7,000	$7,000	13.35%	1.00%	December 30, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640526. Member loan 640526 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Pierce Brothers Turner and Stevens Mortuary	Debt-to-income ratio:	24.76%
Length of employment:	8 years	Location:	MONTEBELLO, CA

Home town:
Current & past employers:	Pierce Brothers Turner and Stevens Mortuary
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	17
Revolving Credit Balance:	$11,901.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pierce Brothers Turner and Stevens Mortuary?	Funeral Arranger/Director - this is not the same as a mortician as a mortician is also an embalmer, which I am not. Sometimes people call us morticians because that is what Funeral Directors were called years ago when Directors were also embalmers. This job title was not an option from the pull-down menu; that is why I put "professional" instead.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	I originally wanted $25,000 for credit card debt. However, because I only qualified for 7K, I will have to pay off the ones with the highest interest rates, which will be 2 credit cards. The reason for the debt accumulation was out of stupidity. I have learned my lesson and I am trying to get out of debt. I have worked in the mortuary business for 7-8 years. My monthly expenses, besides my credit cards, are not that much. $100 for auto insurance, $120 for cell phone bill, food maybe $100, gas $100, lunch money $100.. rent $0.. I am married and my wife is a professional... no children.. wife not in debt.. I don't see the point to all of this.. I have never had to go through this kind of questioning for $7K.. I can walk into an auto dealer and take home a $20K car with no questions asked.. but here you go; here are my responses to your question... I hope there are no more questions.. thank you...

Member Payment Dependent Notes Series 640548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640548	$20,000	$20,000	6.91%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640548. Member loan 640548 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Oakville Pump Service, Inc.	Debt-to-income ratio:	24.65%
Length of employment:	10+ years	Location:	Rutherford, CA

Home town:
Current & past employers:	Oakville Pump Service, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > Payoff of Amex & US Bank - Dec of 2010 Borrower added on 12/28/10 > I just want to get a better handle on my debt, get it paid off at a set rate and with a set time period.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,840.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Oakville Pump Service, Inc.?	It is a family business, so I do a little bit of everything. Mainly I'm the Field Foreman, manage the scheduling and day to day operations.

Member Payment Dependent Notes Series 640564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640564	$25,000	$25,000	12.23%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640564. Member loan 640564 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	JERSEY MORTGAGE COMPANY	Debt-to-income ratio:	8.17%
Length of employment:	6 years	Location:	SOMERVILLE, NJ

Home town:
Current & past employers:	JERSEY MORTGAGE COMPANY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > The car loan you see on my credit report is covered by my monthly bonus which is deposited into my business account, on average it is $1,200.00, and the mortgage payment you see, is rented out for $1,400.00 per month. those are the two expenses that should be negated when looking at the overall report.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,915.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for JERSEY MORTGAGE COMPANY?	I am the director of New York for my bank and the #4 rated loan officer. I currently have 36 loans for 13.6 million in my active submitted pipeline. That grosses me 136,000 expected by the end of February. I want to consolidate all of my accounts into one personal loan.
Hi. What types of debt will you be consolidating? I do not see $25K worth of debt.	My current american express balance which is about 18k + 3k on my chase visa.
Please list balances, APRs, and monthly payments for the cards you are paying off with this loan. Thanks!	They fluctuate. 17,000.00 3,000.00

Member Payment Dependent Notes Series 640570

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640570	$20,000	$20,000	6.54%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640570. Member loan 640570 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	GENENTECH INC	Debt-to-income ratio:	4.09%
Length of employment:	9 years	Location:	SAN MATEO, CA

Home town:
Current & past employers:	GENENTECH INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/07/10 > The main purpose of the loan was to have a regular fixed EMI payment for all my debt. I'm going to need some cash for an upcoming family visit by our in-laws in coming weeks so plan to use about one fourth and the rest three fourth for paying off my individual card balances. I have always been a very disciplined (eager in repaying to be precise) borrower and an example was I paid off my car loan in just 2 years (~24K) while I took it for 5 or 6 yrs. In the past 5-10 years I have availed many low APR balance transfer offers my investments overseas and have eagerly paid off. All my repayment was always under tight control. I have a very low credit utilization of ~10%-15% of my total revolving credit line and a steady high income with a good employer and practically no risk factors (mainly no mortgage commitment). I personally like a personal loan than a revolving credit so is my decision to pursue with this offer from Lending Tree and I also liked the low APR! I feel pride for the fair treatment I got here for my well deserved credit history. To be honest I would have liked my loan to be ~30K as I anticipated but thats totally fine!

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,917.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What credit cards are you consolidating and what are the interest rates?	My current balance is: 11k on Two credit cards (~2% APR, 0% APR each I used promotional Balance transfer offers and soon due to expire and take me to purchase APR of ~14.99%) 7k on a Line of Credit (8.99%). I will be using this personal loan for repaying majority of this debt and use a portion for my upcoming expenses.

Member Payment Dependent Notes Series 640591

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640591	$14,000	$14,000	9.99%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640591. Member loan 640591 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Honda Manufacturing of Alabama	Debt-to-income ratio:	11.48%
Length of employment:	9 years	Location:	Pinson, AL

Home town:
Current & past employers:	Honda Manufacturing of Alabama
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > Thanks Again

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	34
Revolving Credit Balance:	$12,856.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 640618

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640618	$4,900	$4,900	13.72%	1.00%	December 30, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640618. Member loan 640618 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	perry quaranti	Debt-to-income ratio:	10.94%
Length of employment:	< 1 year	Location:	garnerville, NY

Home town:
Current & past employers:	perry quaranti
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > thanks for lending me a loan

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	14
Revolving Credit Balance:	$1,592.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at perry quaranti and where did you work prior to that?	Plumbing and heating

Member Payment Dependent Notes Series 640632

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640632	$20,000	$20,000	12.23%	1.00%	December 31, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640632. Member loan 640632 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Cox Communication	Debt-to-income ratio:	19.68%
Length of employment:	< 1 year	Location:	Johns Creek, GA

Home town:
Current & past employers:	Cox Communication
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I would like a loan to consolidate debt and for home improvements.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,209.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Cox Communication and where did you work prior to that?	Hello. I work within Supply Chain as Sr Sourcing Specialist for Marketing. Prior to Cox Communication, I worked at The Clorox Company within Global Strategic Sourcing as a Sr. Buyer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance is $407,000.00 Current Market Value is $460,000. I do not have HELOC loan.

Member Payment Dependent Notes Series 640639

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640639	$15,000	$15,000	9.99%	1.00%	December 31, 2010	January 10, 2016	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640639. Member loan 640639 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Harrahs Casino	Debt-to-income ratio:	12.80%
Length of employment:	5 years	Location:	mission, KS

Home town:
Current & past employers:	Harrahs Casino
Education:

This borrower member posted the following loan description, which has not been verified:

This would get me current on my bills and get my car tags transfered from Missouri to Kansas (cracked windshield). I can payoff my credit card and old lease from having to break the leasing agreement to move.

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,280.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640684	$8,000	$8,000	13.35%	1.00%	January 4, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640684. Member loan 640684 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Pioneer Prep	Debt-to-income ratio:	14.90%
Length of employment:	< 1 year	Location:	Mesa, AZ

Home town:
Current & past employers:	Pioneer Prep
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > I am looking to consolidate my credit cards into one monthly payment instead of the 5 I am currently making!

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,818.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the amount and the interest rate of each credit card debt you seek to pay off with this loan?	my interest rates varry from 15%-24% on my cards, and my balances are 2,500, 4600, 1000, 800 and 200

Member Payment Dependent Notes Series 640719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640719	$6,000	$6,000	8.88%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640719. Member loan 640719 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,042 / month
Current employer:	Samtex (USA) Inc	Debt-to-income ratio:	2.81%
Length of employment:	10+ years	Location:	New London, NH

Home town:
Current & past employers:	Samtex (USA) Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > This loan is for a 1986 Ford F800 Fire Truck Pumper - It just came out of active service from a local volunteer FD - has only 12,000 original miles on it - it is in pristine condition. It will be used for parades and training of high school students (career familiarization) I currently own a 1976 Ford Fire truck which will be sold this Spring 2011 worth $3000+ the money collected from this sale will be immediately put towards this loan. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,301.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640761

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640761	$7,000	$7,000	9.99%	1.00%	December 30, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640761. Member loan 640761 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Liberty mutual	Debt-to-income ratio:	15.28%
Length of employment:	< 1 year	Location:	Hingham, MA

Home town:
Current & past employers:	Liberty mutual
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,825.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Liberty mutual?	I sell Auto, Home and Life insurance to individuals.
Where did you work prior to Liberty mutual?	I worked for Real Salt Lake of Major League Soccer in Salt Lake City, Utah. My title was Merchandise Manager. Thank you, Rob
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1. A.debt consolidation B. 7500 C. 2 2.no easy way to answer this question you are welcome to call and I can explain further nothing special really. Mostly went to helping out a friend. 3.Sales 4.Real Salt Lake Salt Lake City, Utah Merchandise Manager 5.Just the credit cards and my car payment currently which is $264. 6. none 7. Just me and I am just trying to pay off the cards faster due to the high interest rate.
You can go back into your loan profile on Lending Club and enter a Loan Description. If you do, please include the following information: What is the purpose of this loan? Please list the credit cards / loans that you intend to pay off with this loan (including balance and APR's). What is your position at Liberty Mutual? When do you plan on having this loan paid off? Thank you!	I will be paying off this loan quickly. I will be overfunding it to cut the months down and hope to have it paid off in 2 years maximum. The credit cards that will be paid off with this is a Discover card currently around 20% and a chase card that is at 12%. I have called Discover to find out why my rate jumped but they have no answers for me. I am in personal markets sales for Auto, Home, and Life insurance.
Can you please outline your monthly and how this load will fit into it?	Im not really sure what you are asking? My monthly expenses are as follows. I have my credit cards and my car payment and that is it. I pay $264 a month for my car and about 300 for credit cards. (that is not my minimum balance i overpay) this will take the place of my Credit cards and will be paid off faster.
Thank you for answering the questions thus far! Your expenses must also include rent, phone, cable, heat, electricity and water or do you not have these expenses? Thank you! (Western Mass here!)	I do not, one of the reasons for this loan is to get prepared to buy. My cell is company issued I have no rent currently and So no utilities.

Member Payment Dependent Notes Series 640772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640772	$6,000	$6,000	9.25%	1.00%	December 29, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640772. Member loan 640772 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	University of Minnesota	Debt-to-income ratio:	3.46%
Length of employment:	10+ years	Location:	Minneapolis, MN

Home town:
Current & past employers:	University of Minnesota
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,663.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the purpose of this loan?	This is to consolidate two credit cards to a lower rate before buying a house.
What do you do fore the University of Minnesota?	Unix systems programming.

Member Payment Dependent Notes Series 640774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640774	$20,000	$20,000	6.91%	1.00%	December 31, 2010	January 10, 2014	January 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640774. Member loan 640774 was requested on December 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Fiserv	Debt-to-income ratio:	7.74%
Length of employment:	3 years	Location:	Hillsboro, OR

Home town:
Current & past employers:	Fiserv
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/27/10 > I plan to use the money to pay off a major credit card that currently has a $18,000 balance, but an APR of 13%. I'm making payments on it now, but know I can get rid of it faster at 8.3%. I have excellent credit and a very stable income. I listed my tenure here at 3 years, but it really is 4 out of the last 5 years as I worked for a year at Fiserv, left for a year and was asked back a year later. I've been there for 3 years now. Borrower added on 12/29/10 > I've never missed a loan payment of any type and have the cash flow to cover this payment with ease.

A credit bureau reported the following information about this borrower member on December 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,811.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fiserv?	I currently have dual responsibilities. I manage all product marketing activities for online banking products within the electronic banking division. I also manage the Marketing Programs team within the Strategic Marketing group. Marketing Programs is responsible for the execution of all events, webinars, programs and campaigns for mobile, online banking and online payments products within the division. Fiserv is a Fortune 500 company.

Member Payment Dependent Notes Series 640788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640788	$24,000	$24,000	9.99%	1.00%	December 31, 2010	January 12, 2016	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640788. Member loan 640788 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	CVS Caremark	Debt-to-income ratio:	6.44%
Length of employment:	5 years	Location:	SCOTTSDALE, AZ

Home town:
Current & past employers:	CVS Caremark
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > Loan description - home improvement, details include flooring, fixing bathroom, kitchen update cabinets, etc.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,540.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Can you please tell me the total dollar amount owed on your credit cards? Thanks, Ron	Hi Yes, I have $2,000 total on 2 credit cards.Thanks for question. Hope this helps.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed daily; 552 are listed today. Not all will 100 pct fund, especially sizes $15K to $25K. Loans 60 percent, and more, funded, when their 14-days listing expires, are automatically eligible to be issued. When your listing expires, IF loan 60 percent PLUS funded, will you accept the partially funded loan? (Funding pace quickens closer approaches expiration. More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrowers automatically eligible to relist loans for unfunded $ amount or list new loan.) Best wishes your loan quickly funds. Lender: 505570 Screen ID: U S Marine Corps Retired Location: Virginia Beach,VA	1) As a pharmacist, I faciliate and oversee the development and implementation of programs that are designed to educate patients new to diagnosis & medication therapy. 2) I'm a bit too conservative thus the 5-year request, but my goal is to pay off within 36 months. 3) Fingers crossed full funding, but yes intent IF loan reaches 60% and/or up, I will certainly accept partially funded. Thank you for input and info, this is my first experience and learning as I go. Quite interesting.
Value of home and amount owed? Fixed rate mortgage? Any HELOC or 2nd mortgage? Thanks for answering.	Value $245K, owe $235K, fixed rate at 4.6% and no I don't have HELOC or 2nd. Thanks for consideration.

Member Payment Dependent Notes Series 640824

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640824	$25,000	$25,000	9.25%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640824. Member loan 640824 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,833 / month
Current employer:	PECO Energy	Debt-to-income ratio:	0.13%
Length of employment:	10+ years	Location:	Sellersville, PA

Home town:
Current & past employers:	PECO Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > Thank you for your consideration of my loan request. I have an opportunity to purchase an investment property, and will use this loan to start construction of a new home. I have been a successful investor and I am seeking this loan so as not to pull money from my existing investments. I have a stable job and sufficient assets to repay this loan promptly.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1976	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	62
Revolving Credit Balance:	$60,732.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at PECO Energy?	I am a shift manager in PECO's Operations Control Center. (PECO is the gas and electric utility company serving in the Philadelphia area).
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	1) I could possibly pay off the loan in less than 3 years, not very likely that it would be much less than 3 years, but I can't say for sure that will happen. It is hard to predict the future. 2) I would be fine with a partially funded loan. I wasn't aware of the different rates for different borrowing amounts. 3) And very happy holidays wish to you and all of your fellow lendors. !! (And a special thanks for your years of service to our country)
Do you have a mortgage or HELOC? If so, how much do you owe on it? Also, what is the current value of your home?	I own a home that is worth $193,000 with an outstanding mortgage of $123,000. I have a second home that is worth $320,000 with an outstanding HELOC of $60,000. I have a third property that was purchased in 2009 for $162,000, without financing.

Member Payment Dependent Notes Series 640843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640843	$5,000	$5,000	6.17%	1.00%	January 3, 2011	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640843. Member loan 640843 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Bronco Investments	Debt-to-income ratio:	16.77%
Length of employment:	5 years	Location:	South St Paul, MN

Home town:
Current & past employers:	Bronco Investments
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	54
Revolving Credit Balance:	$6,425.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	The loan is for debt consolidation. I am paying for credit cards and medical expenses. I am not closing any credit cards. This debt is from cost due to buying my first home. I have had no delinquencies. I am an admin. I work at rita Ambourns for 5yrs previous and Salon PIcasso for 8 yrs prior to that. My monthly expenses are around 2000.00. I have no one else to support.

Member Payment Dependent Notes Series 640870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640870	$5,000	$5,000	10.36%	1.00%	December 30, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640870. Member loan 640870 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Internal Revenue Service	Debt-to-income ratio:	22.22%
Length of employment:	10+ years	Location:	searcy, AR

Home town:
Current & past employers:	Internal Revenue Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > I wanted this loan to spend time with my daughter since she has returned from Iraq. I have been with my job for 12 years and need to have these funds as soon as possible. I use my bill payer to pay my bills on time and will add this loan to it. I will pay off this loan ahead of time by making larger than minimum payments.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	48
Revolving Credit Balance:	$14,102.00	Public Records On File:	1
Revolving Line Utilization:	76.60%	Months Since Last Record:	50
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 640893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640893	$5,000	$5,000	15.57%	1.00%	December 30, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640893. Member loan 640893 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	SRA International Inc.	Debt-to-income ratio:	15.77%
Length of employment:	7 years	Location:	PLYMOUTH MEETING, PA

Home town:
Current & past employers:	SRA International Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	77
Revolving Credit Balance:	$11,667.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	No problem verifying my income w/ pay stubs and w2's. Thanks!
What is PHEV?	plug-in hybrid electric vehicle - I am requesting loan to purchase a PHEV for my Toyota Prius to save energy and move to green to help save our planet.
What is the purpose of this loan? Why 6 credit inquiries in the last 6 months?	plug-in hybrid electric vehicle - I am requesting loan to purchase a PHEV for my Toyota Prius to save energy and move to green to help save our planet. The credit inquiries were when I was looking to refinance my home, but since home values are down, my appraisal came in lower than needed for the mortgage.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance I owe on my mortgage = $209,266.48...Home value = $200,000

Member Payment Dependent Notes Series 640899

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640899	$16,000	$16,000	6.17%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640899. Member loan 640899 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	American Express	Debt-to-income ratio:	0.00%
Length of employment:	8 years	Location:	baltimore, MD

Home town:
Current & past employers:	American Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > I am borrowing money to pay off debt

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at American Express?	I am in sales for the past 8 years.
Your debt-to-income (DTI) is shown as 0%, yet you have a mortgage, so you must have some debt. Is this a lendingclub mistake? Please explain.	Yes, I have a mortgage payment for $1895.00. I am paying off debt from our wedding in 2008 from money I borrowed from family.
Hello, Why does the "revolving credit balance" say 0 dollars, however your loan is for credit refinancing, is this something that is not on your credit report? Thanks	You are correct, I carry no revolving debt. I am requesting a loan to pay back money I borrowed in 2008 for my wedding from family.

Member Payment Dependent Notes Series 640904

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640904	$9,700	$9,700	14.09%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640904. Member loan 640904 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	All Star Rents Inc	Debt-to-income ratio:	9.52%
Length of employment:	3 years	Location:	Vacaville, CA

Home town:
Current & past employers:	All Star Rents Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	14
Revolving Credit Balance:	$14,723.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 640914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640914	$8,400	$8,400	15.57%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640914. Member loan 640914 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Bank of America	Debt-to-income ratio:	11.45%
Length of employment:	1 year	Location:	Walnut creek, CA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > I plan to use the funds from this personal loan to consolidate my 2 Bank of America credit cards and my loan from Metro 1 Credit Union, and to close all 3 of those accounts. If you check my credit history, as I just did, you will notice that I have not even 1 late payment on record. Also, I have not used credit recently for purchases. I borrowed a large amount of credit a few years ago, and am honestly tired of making multiple payments to multiple cards/accounts/lenders. I used a reputable credit simulation calculator, and the results showed that if I consolidated my accounts, my credit score would improve. You will also see that I am close to the max on most of my credit. That is because I have been paying down my cards, and every few months, the lender decreases my limit. I am fine with that, because I do not use credit anymore, but it makes my credit profile look bad. That is another reason why I am consolidating debt. If you look at my discover card, you will see that the original amount was 8,000 and is now paid down to 5,000. Over that time period, I have not charged anything to that card either. Discover is the only lender that has not gradually decreased my card limit. I have been at my current job for just 1 year, but have been in this line of work for almost 5 years. My job is extremely stable, as I am exceeding in every performance matrix we have, and am ranked in the top 5 out of almost 80 bankers in my region. The three accounts that I am consolidating with this loan have a minimum payment of about $300 a month combined, and I have never missed a payment. Subsequently, with this debt consolidation loan, I will have absolutely no trouble paying the minimum of about $200 a month. I actually plan on staying with the $300 a month I am used to, to pay the loan down faster. I feel that if you take into account all of this information, you will see that I am a qualified and responsible borrower. Thanks for your time.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,670.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? DO you have any other loans apart from CC loans ? If you have spousal income please specify approx ? How much do you owe on your mortgage include any heloc? What is the current market value of your house? What is your monthly budget (including family)? Please itemize	2 Bank of America credit cards: Card #1: $3,300 @ approx. 17%, payment $80 Card #2: $2,300 @ approx 17%, payment $60 Metro 1 CU installment loan: $3000 @ 10%, payment $162

Member Payment Dependent Notes Series 640927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640927	$6,000	$6,000	8.88%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640927. Member loan 640927 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Meridian	Debt-to-income ratio:	12.18%
Length of employment:	3 years	Location:	Brick, NJ

Home town:
Current & past employers:	Meridian
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	12
Revolving Credit Balance:	$6,950.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1. I am asking for this loan to pay off 2 credit cards. 2. I accumulated this debt because my mortgage has gone up due to increased taxes and has caused more financial struggle than I had thought. 3. I currently do not have any delinquencies. I am unable to pay either card off or at an amount that makes a difference with the interest. 4. I am a registered nurse and have been for 3 1/2 years in the same position and floor. 5. Before I became a nurse, i was a student. 6. My monthly expenses are $1222 for mortgage, $260 for car, $150 for my complex association fees, and whatever is left I split between my cards(which is not very much). 7. I do not have anyone to support at this time. 8. I am the only one in my household.
There is a delinquency listed a year ago on your credit report. You should probably check it out with the credit agency, TransUnion, if you think it's a mistake.	I was not aware of this and will try to get an answer about it.

Member Payment Dependent Notes Series 640948

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640948	$15,000	$15,000	6.91%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640948. Member loan 640948 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Sojourner's Harbor Resort Inc	Debt-to-income ratio:	11.19%
Length of employment:	10+ years	Location:	Westport, WA

Home town:
Current & past employers:	Sojourner's Harbor Resort Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,500.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 640953

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640953	$9,200	$9,200	14.83%	1.00%	December 30, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640953. Member loan 640953 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	19.28%
Length of employment:	n/a	Location:	Lakeland, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/05/10 > This will lower my budget and help me get a good running vehicle

A credit bureau reported the following information about this borrower member on December 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	11
Revolving Credit Balance:	$21,316.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 640967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640967	$10,000	$10,000	9.99%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640967. Member loan 640967 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,000 / month
Current employer:	Brown University	Debt-to-income ratio:	11.53%
Length of employment:	10+ years	Location:	North Scituate, RI

Home town:
Current & past employers:	Brown University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > I am trying to be consumer debt free in as few months/years as feasible and ensuring a strong credit score.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,145.00	Public Records On File:	0
Revolving Line Utilization:	68.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Brown University?	I am the Director of Development and oversee our NYC office and staff as well as the staff in Providence who cover metro NY (total of 12 individuals). As the Development Director, I am responsible for raising millions of dollars each fiscal year from alumni and parents as part of our overall Advancement team's mission. In my role, I am also a member of the Advancement office's management team. Please let me know if you would like further clarification or information. Thank you.
What do you do at Brown? Are you tenured?	I am not a member of the faculty. I am the Director of Development and oversee a team of senior fundraisers in our New York Office and our Providence office (total of 12). We are responsible for raising millions of dollars each fiscal year from alumni and parents. I am also a member of the Advancement office's management team and assist other senior managers in our University's overall Advancement efforts and mission. Please let me know if you would like further information or clarification. Thank you!
Please tell us what your current revolving credit balance of $36K consists of and what the $10K loan will be paying off. Also, please ask Lending Club how to verify your income, so investors will be able to make a better informed investment decision. Thank you!	The $10K loan would pay off three items in total that combined have an interest rate of 15+% and will take me more than three years to pay back. I would pay off an overdraft line of credit ($2900) that has an 18% rate, a Southwest Visa card in full for $3800 that has a rate of 12.9% and an AMEX bill of $3400 (total of $10,100). The payment of $333 a month for 36 months is about $150 less than I am paying each month and will allow me to save some of my pay and not use any credit to cover monthly expenses. The remaining revolving debt is being paid down at about $1000 a month and will be completed late in 2012. In the past two years, I have not and do not intend to use any of the available credit on those two accounts as I want to be "consumer" debt free by 2014 (when my son will start college). Please let me know if you need any further information. Thank you!
Thank you for answering the questions thus far. Will you please have your $12K/month income verified? Thank you!	I would be happy to do this but am unsure of how to verify this information. Could you send me the instructions? I posted a response last night that was not put up publicly due to some information that was deemed compromising to my personal security. When I looked at the FAQ page, it says if verification of income is needed I am to follow the instructions in the email Please advise. Thank you very much!
What is the rate on your AMEX bill? Also, what is the combined rate of the rest of your revolving debt that you're not paying off with this loan? According to your credit report, it amounts to around $26k, but you said you'll be able to pay it all off by late 2012 (24 months from now) with payments of $1k/month. How is that possible?	The AMEX bill interest rate is 17%. The combined rate of my other revolving debt is about 16% if my math is correct. I did not type the amount correctly in the response you reference above as I am paying off the approximately $26,000 at around $1500 a month +/-. I apologize for the typo. Please let me know if you have any further questions. Thank you!
If your Southwest Visa is at 12.9% and your remaining $26,000 debt is at an average of 16%, why don't you pay off part of that other debt and keep the Southwest card (using part of the $1500/month to pay that off)? You would still be able to get rid of the other debt by late 2012, and you'd be debt-free after this loan completes in 3 years, but you'd simply be paying less interest.	I had not thought of it like that to be perfectly honest. I was trying to zero down as much as possible thinking that was the best way to increase my credit score and ensure I had enough cash flow each month, however, your question/suggestion above makes more financial sense overall. Much appreciated.

Member Payment Dependent Notes Series 640973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640973	$11,500	$11,500	14.46%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640973. Member loan 640973 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	smart and final	Debt-to-income ratio:	13.71%
Length of employment:	5 years	Location:	san Pedro, CA

Home town:
Current & past employers:	smart and final
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,204.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at smart and final?	I am a supervisor and i run the deli dpt mainly.
Please provide details on the major purchase. Thank You	The major purchase is more of a large medical expense.

Member Payment Dependent Notes Series 640986

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
640986	$6,500	$6,500	9.99%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 640986. Member loan 640986 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,133 / month
Current employer:	SunTrust Bank	Debt-to-income ratio:	10.41%
Length of employment:	< 1 year	Location:	VIRGINIA BEACH, VA

Home town:
Current & past employers:	SunTrust Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > I graduated college a little over a year ago. I am looking for a loan to pay off debt that was acquired during my difficult job search. I am now employed full time, and looking to consolidate debt on high interest credit cards.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,195.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What degree did you achieve and in what specialty? Do you have student loans or deferred student loans? If so, when are they due and how much will be your monthly payment? What is your position at Sun Trust Bank? Do you have any prior work history? Do you have a savings account or emergency fund? Thank you!	I received my Bachelor's Degree in Business Administration with a concentration in Marketing. I do not have any student loans. I recently started a savings account after I was stable in my full time employment. I am currently a Teller at SunTrust. I do have prior work history. I worked several years part time and then full time at my family business. Throughout college I maintained a paid internship with an auditing firm. I have started a career with my current employer, and I am looking for the loan to pay off some high interest credit cards that I used to support myself in my last semester of college and through my employment search.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Itemized monthly expense 2. Anyone who you need to financially support, for example, your children. 3. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1. My monthly expenses include the following: 3 Credit Cards that I have myself on a budget to pay off: -Capital One- $150.0 -Citi- $125.0 -Exxon(Citi)-$335.0 I also have a $875 bill that is owed to Sentara for medical expenses, I am currently paying $150 a month for that. Verizon Wireless- $84 each month AllState-$75 each month The remainder of my monthly income is used to living expenses, and a small portion is put into a savings account. 2. I am not finacially responsible for anyone 3. I am single, so I am the only income earner
Do you feel you are using your Bachelor's degree to its full potential?	Well, considering the job market when I graduated, I am doing what is necessary.There was not much potential in the marketing field at the current time. There is a lot of growth potential in my company and I am trying to gain as much work experience as possible. I think dedication to any career is important, and I am doing what I can to hopefully be able to use my degree to it's full potential.

Member Payment Dependent Notes Series 641009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641009	$9,400	$9,400	16.32%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641009. Member loan 641009 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Oracle	Debt-to-income ratio:	8.87%
Length of employment:	< 1 year	Location:	San Jose, CA

Home town:
Current & past employers:	Oracle
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > Debt consolidation loan $500+ Payment Monthly Stable income Borrower added on 12/31/10 > Consolidating credit card debt in the amount borrowed to reduce overall interest rate and add ability to focus monetarily on a single debt.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	24
Revolving Credit Balance:	$10,116.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your start date with Oracle?	June 21, 2010
Where did you work prior to Oracle?	Avis Budget Group Outside Sales July 2006 - June 2010
What is your role at Oracle? What is your background? (Be Brief Please). What debts are you consolidating? Interest rate/amount/monthly payment. Please provide additional insight into the delinquency you had 24 months ago. Thank you	I'm in Sales at Oracle, as for background I'm unsure what you're asking. I am consolidating credit card debt in the amount of the loan with rates varying from 22-29%.

Member Payment Dependent Notes Series 641013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641013	$24,500	$24,500	6.17%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641013. Member loan 641013 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Dowagiac Union Schools	Debt-to-income ratio:	5.52%
Length of employment:	10+ years	Location:	Portage, MI

Home town:
Current & past employers:	Dowagiac Union Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,296.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Dowagiac Union Schools?	I am a teacher.

Member Payment Dependent Notes Series 641015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641015	$20,000	$20,000	8.88%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641015. Member loan 641015 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,173 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	14.14%
Length of employment:	8 years	Location:	LEWIS CENTER, OH

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	7
Revolving Credit Balance:	$80,129.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 641021

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641021	$6,000	$6,000	6.17%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641021. Member loan 641021 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Hudson Legal	Debt-to-income ratio:	13.60%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Hudson Legal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	45
Revolving Credit Balance:	$7,019.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 641031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641031	$15,000	$15,000	17.06%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641031. Member loan 641031 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	jpmorgan	Debt-to-income ratio:	3.83%
Length of employment:	10+ years	Location:	new hyde park, NY

Home town:
Current & past employers:	jpmorgan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/31/10 > The funds will be used toward an upstart program that caters to the public.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	21	Months Since Last Delinquency:	2
Revolving Credit Balance:	$1,988.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at jpmorgan?	I work on a equity option trading desk for the wealth managment division.
what is a "doc's poppers" - what do you plan to do with this loan?	it is a small pepper business

Member Payment Dependent Notes Series 641034

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641034	$3,000	$3,000	6.17%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641034. Member loan 641034 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.90%
Length of employment:	n/a	Location:	Las Cruces, NM

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1969	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$481.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Pension NM State University, Social security, & VA disability wlr
What are your monthly expenses? Is there a reason you need a loan for the paint job rather than being able to pay for it from savings?	Altogether, basic monthly expenses are about $2800. One of my children needed support up until a few weeks ago and so took most of my savings. wlr

Member Payment Dependent Notes Series 641050

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641050	$1,600	$1,600	8.88%	1.00%	December 30, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641050. Member loan 641050 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Healthy Fit for Women	Debt-to-income ratio:	20.45%
Length of employment:	3 years	Location:	Wakefield, MA

Home town:
Current & past employers:	Healthy Fit for Women
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,780.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Healthy Fit for Women?	I am a full time personal trainer/nutrition coach.

Member Payment Dependent Notes Series 641066

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641066	$2,500	$2,500	14.83%	1.00%	December 30, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641066. Member loan 641066 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,560 / month
Current employer:	FERGUSON ENTERPRISES	Debt-to-income ratio:	18.49%
Length of employment:	6 years	Location:	SWANNANOA, NC

Home town:
Current & past employers:	FERGUSON ENTERPRISES
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > I HOPE TO HAVE THE LOAN PAID OFF IN FULL BY THE END OF FEBRUARY. MY JOB IS VERY STABLE AS THEY JUST MOVED ME.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$597.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you give us more details about your move? Is it a local or long distance move? Is it with the same company?	the move is long distance and is with the same company. i am having to pay two months rent to get out of my lease early.
Will your company be reimbursing you for this expense?	No they will not.
What is FERGUSON ENTERPRISES and what do you do there?	We are a distributor and I am a Territory Manager.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $172,000 on my home and the market value is $190,000.

Member Payment Dependent Notes Series 641072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641072	$4,200	$4,200	17.06%	1.00%	January 4, 2011	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641072. Member loan 641072 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	ssc	Debt-to-income ratio:	15.91%
Length of employment:	2 years	Location:	bakersfield, CA

Home town:
Current & past employers:	ssc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > need to pay off dept Borrower added on 12/29/10 > i will pay back my loan with income tax refund.i really needed to pay off my dept that way i can be able to afford to buy a house for my family Borrower added on 12/29/10 > i live in a studio apt. my little girl dont have a yard to play in and a bath tub to take a bath in Borrower added on 12/30/10 > i have good credit and always pay my bills on-time, never late! Borrower added on 12/30/10 > I plan to pay off 5 bills if i get this loan.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,531.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is employer SSC? and Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	im currently a construction laborer for ssc construction.If i get this loan im planning to pay it off within 1 year or less.
Any other household income not listed above?	no

Member Payment Dependent Notes Series 641103

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641103	$8,000	$8,000	15.20%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641103. Member loan 641103 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Springer	Debt-to-income ratio:	16.14%
Length of employment:	2 years	Location:	FOREST HILLS, NY

Home town:
Current & past employers:	Springer
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,888.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Springer and where did you work before that?	Healthcare Advertising. Worked at the NY Times before that.

Member Payment Dependent Notes Series 641107

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641107	$4,000	$4,000	9.25%	1.00%	December 30, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641107. Member loan 641107 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Seaboard	Debt-to-income ratio:	24.45%
Length of employment:	10+ years	Location:	Kansas City, KS

Home town:
Current & past employers:	Seaboard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,545.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Seaboard?	My position is Accounting Supervisor.
What are the interest rates and balances of the debts you are consolidating?	The other loan I want to pay off is 16.50%

Member Payment Dependent Notes Series 641147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641147	$5,500	$5,500	14.46%	1.00%	January 4, 2011	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641147. Member loan 641147 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	hard rock casino	Debt-to-income ratio:	10.63%
Length of employment:	4 years	Location:	dania beach, FL

Home town:
Current & past employers:	hard rock casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > I have a good and secure job. I'm gonna pay off my credit card 2 get a lower interest rate

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,447.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at hard rock casino?	I am a dual rate on table games. That means some days I deal and some days i supervise the dealers. I make 65000 a year and I have seniority. My job is very secure

Member Payment Dependent Notes Series 641153

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641153	$5,000	$5,000	12.61%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641153. Member loan 641153 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	Colorado Dept. of Corrections/ Sterling	Debt-to-income ratio:	14.33%
Length of employment:	10+ years	Location:	Sterling, CO

Home town:
Current & past employers:	Colorado Dept. of Corrections/ Sterling
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > It's been a rough year on the medical front for my son. This consolidation will allow me to pay off the higher interest bills with a much lower interest rate and much lower monthly payment. The extra monthly savings can be used to help build our reserve back up and then maybe pay down this debt a little quicker. Thank you for your time and faith.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,347.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Colorado Dept. of Corrections/ Sterling?	I am a Correctional Officer II, Sgt. for the Dept. I work at the largest prison in the State of Colorado. I'm currently assigned to the Segercation Unit, which is referred to as "the hole". It's the 24 hour lockdown unit. The inmates don't have any freedom of movement with out handcuffs and leg irons. I am also a trained Hostage Negotiator for the State of Colorado and a member of the Rocky Mountain Hostage Negotiators Association.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance owed on my home is 15,496.59 Not sure what the HELOC is. There is no HOA in this area of town. Taxes and insurance are about 110.00 a monthand paid apart from the mortgage. The mortgage payment is P&I only.The current market value is 84,999.00 and the assessed property tax value for 2009 was 82,980.00. Thank you for your interest.

Member Payment Dependent Notes Series 641190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641190	$10,500	$10,500	16.69%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641190. Member loan 641190 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Pickford Escrow Company	Debt-to-income ratio:	2.64%
Length of employment:	6 years	Location:	Laguna Hills, CA

Home town:
Current & past employers:	Pickford Escrow Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > Funds are going to be applied towards an engagement ring/wedding expenses for my girlfriend of 9 years. I'm a responsible homeowner and professional business man with a stable career.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,541.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your consideration. I just completed a refinance where I did a simple rate & term. During that time (month ago), the current market value was $240K. I owe 198K on my conventional loan. I have a private second with my soon to be mother in law for $55K who fronted me the money to purchase our home. This will be paid down the road when the house is eventually sold. Our plan is to be living in the house for awhile until eventually property values go up and we've gained equity. Thank you.
Are you self employed or an employee?	I'm an Employee. I have been with this company for 6 yrs. Thank you.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	Hello, ?? I am an Escrow Officer with Pickford Escrow Company. I act as a closing agent for foreclosures, resales, and refinance transactions of real property. I would like to pay off the full loan amount ASAP. However, I don't know what the future holds so I'm being conservative and saying anywhere from 3-5 years. Choosing the 5 years just gives me the flexibility. Thank you. ??
-What is Pickford Escrow Company and what do you do there? Thanks.	Pickford Escrow Company is a neutral service provider between sellers and buyers of real property. I act as a closing agent for foreclosures, resales, and refinance transactions.

Member Payment Dependent Notes Series 641193

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641193	$5,000	$5,000	15.20%	1.00%	December 30, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641193. Member loan 641193 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	seymour board of education	Debt-to-income ratio:	15.71%
Length of employment:	5 years	Location:	Beacon falls , CT

Home town:
Current & past employers:	seymour board of education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,191.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 641209

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641209	$17,600	$17,600	15.57%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641209. Member loan 641209 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	northern Trust	Debt-to-income ratio:	21.46%
Length of employment:	3 years	Location:	houston, TX

Home town:
Current & past employers:	northern Trust
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > I am Consolidating My credit card debts, and lowering my monthly payment by 25% Borrower added on 12/31/10 > Debts were also accumulated due to a divorce, not poor money mgmt

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,832.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Due to a divorce, ended up being strapped for cash. This led to me racking up some credit card debt. Due to markets I am paying 20% or more now on these debts which is absurd. my current total monthly payments are $560 (310 to chase, 150 to discover card, 50 to capital one, 50 citicard) by doing this I can pay down my debt quicker, and save an extra $130 a month in payments. All of my credit card debt will be paid off. and I plan on closing accounts. I work in finance in asset management and was also recently promoted. I am typically good with my money, but I do not plan on getting divorced or remarried any time soon. I also have never missed a debt payment in my life. I always service my debt payments first, then set my monthly budget
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	I work in asset management for a Large Trust Company based out of Chicago. I have held my current job for 3 years and was recently promoted. I have also never missed a debt servicing payment while I have been Employed over the last 5 years. I beleive I missed one small payment in college due to not recieving the mail. My current debts were accumulated from a divorce. Ideally I would like to pay off sooner that the 5 years - 3.5 to 4.5 yrs . If loan is not fully funded, I would have to look at my options, The primary factor would be, would taking a partially funded loan allow me to lower my monthly debt payments. If I recieve a fully funded loan, I can Lower My debt payments by 24% a month. I feel that most likely with a 60+% funded loan I would be able to move forward, but again I would have too look at my finances carefully. I hope this answers your question

Member Payment Dependent Notes Series 641211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641211	$25,000	$25,000	9.62%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641211. Member loan 641211 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Engineer Solutions & products	Debt-to-income ratio:	12.94%
Length of employment:	3 years	Location:	Kailua, HI

Home town:
Current & past employers:	Engineer Solutions & products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,656.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 641218

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641218	$24,000	$24,000	6.17%	1.00%	December 30, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641218. Member loan 641218 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	St. Jude Medical Inc	Debt-to-income ratio:	10.65%
Length of employment:	1 year	Location:	Pacoima, CA

Home town:
Current & past employers:	St. Jude Medical Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/16/10 > This loan is to assist me in managing my debt. I plan to pay the loan down sooner than 3 years, but having the extra cushion is a good thing. My debt got out of control when doing home improvements. That project is complete so I want to get everything back on track and manageable. I want to retain my good credit record. I have a history of paying my debt on time. I feel my life is stable, as I've been on my job for over a year and the company is doing well. I can manage things currently, but it's a little tight. This loan would give me some breathing room and help me pay the debt down faster. As well as, lower most of the rates I'm currently paying on the cards.

A credit bureau reported the following information about this borrower member on November 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$81,875.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 641239

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641239	$7,200	$7,200	9.62%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641239. Member loan 641239 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Institute for Clinical Research	Debt-to-income ratio:	15.53%
Length of employment:	1 year	Location:	Capitol Heights, MD

Home town:
Current & past employers:	Institute for Clinical Research
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > This loan is to assist family, primarily my sister (bills) and mother (medial expenses from being injured on the job).

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,319.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 641244

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641244	$3,000	$3,000	18.54%	1.00%	December 30, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641244. Member loan 641244 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Sun Gro Horticulture	Debt-to-income ratio:	21.83%
Length of employment:	3 years	Location:	Bonney Lake, WA

Home town:
Current & past employers:	Sun Gro Horticulture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > The funds that I am loaned will be use to finalize my wedding in late April. We currently have everything picked and deposits on all items, so that there will be no hidden expenses. The dual income with my soon to be wife will allow me to pay back the loan as promised, if not sooner as we are cutting back unnecessary costs from our life. I will have been at my job for four years in February, so my income is quite stable.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	63
Revolving Credit Balance:	$9,074.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 641304

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641304	$10,000	$10,000	15.95%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641304. Member loan 641304 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	Newcovenant Fellow Church	Debt-to-income ratio:	14.41%
Length of employment:	10+ years	Location:	Haddock, GA

Home town:
Current & past employers:	Newcovenant Fellow Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > Hi my name is Adam thank you for considering my loan i am a father and husband i need this loan to pay off some credit cards so i can get a new start for myself and family.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,957.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1.48,000 balance 2.There is no home equity line of credit on our home 3. 70.000 current market value Thanks
-Adam, what do you do at Newcovenant Fellow Church? -How many people are in your family? Thanks.	I am the Pastor of new covenant 3 People in my family Thanks
My questions: (1) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	Realistically 3-4 years i always pay my loans off before time but i am thinking 3 years. Thanks

Member Payment Dependent Notes Series 641361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641361	$6,000	$6,000	13.35%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641361. Member loan 641361 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Arcata associate	Debt-to-income ratio:	21.36%
Length of employment:	10+ years	Location:	North las vegas, NV

Home town:
Current & past employers:	Arcata associate
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,363.00	Public Records On File:	1
Revolving Line Utilization:	77.90%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	143k is what is owed and 139k is what zillow says No other loans
What is Arcata associate and what do you do there?	Type your answer here.Logistics supervisor

Member Payment Dependent Notes Series 641384

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641384	$20,000	$20,000	8.88%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641384. Member loan 641384 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Apollo Interactive	Debt-to-income ratio:	14.29%
Length of employment:	4 years	Location:	El Segundo, CA

Home town:
Current & past employers:	Apollo Interactive
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,844.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Apollo Interactive?	My responsibilities are split between media buying and account management. So I manage our ads on google, bing, online networks etc and make sure our campaigns are achieving their respective goals, and I am in contact with our clients to make sure they are happy with the results and scope. My main clients are Chuck E Cheese's and Eye Care Centers of America.

Member Payment Dependent Notes Series 641393

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641393	$8,000	$8,000	12.98%	1.00%	December 30, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641393. Member loan 641393 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	8.97%
Length of employment:	5 years	Location:	Warren, NJ

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/28/10 > Consolidation of credit card loans

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	13
Revolving Credit Balance:	$9,277.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance is 398k and market value 825k
What do you do at Verizon? What was your previous job?	I am a retail store manager. I've been here 5 yrs. I was a school teacher prior.

Member Payment Dependent Notes Series 641397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641397	$10,000	$10,000	5.79%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641397. Member loan 641397 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Heartland Express of Iowa	Debt-to-income ratio:	14.03%
Length of employment:	10+ years	Location:	Silver Springs, FL

Home town:
Current & past employers:	Heartland Express of Iowa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > 1991 Airstream 350LE Classic motorhome. 44K miles like new condition. I've been watching the market for about 5 yrs. Done the research and know what I'm buying. I'm able to do 95% of any repairs and mantinence on this unit myself. I have the means to purchase this myself but would like to spread the cost over atleast 24 months. Thanks for a great rate!

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,991.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Heartland Express of Iowa?	I'm a Driver. 30 yrs. In the industry.

Member Payment Dependent Notes Series 641413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641413	$1,500	$1,500	6.54%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641413. Member loan 641413 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,150 / month
Current employer:	MPSC	Debt-to-income ratio:	20.06%
Length of employment:	< 1 year	Location:	Petersburg, IL

Home town:
Current & past employers:	MPSC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,150.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MPSC?	I am at full time associate and my job title is State Coordinator for the Illinois Army National Guard Military Funeral Honors Program. As the State Coordinator I am in charge of the state wide program to coordinator teams to render Military Honors at Veterans funerals.

Member Payment Dependent Notes Series 641437

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641437	$10,000	$10,000	16.69%	1.00%	December 31, 2010	January 11, 2016	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641437. Member loan 641437 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	PetSmart	Debt-to-income ratio:	23.65%
Length of employment:	3 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	PetSmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > Remodeling to get a new roof for my house as it is 18 years old and is in need of repair Borrower added on 12/30/10 > Thanks to everyone who has greed to fund me so far. Hoping to meet my goal soon and start the New Year out with less stress. I appreciate all your help so far. Found out there may be a store manager position coming up next year and I am one of the candidates!!! So I already have something to celebrate about. Happy New Year to you all.

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,394.00	Public Records On File:	1
Revolving Line Utilization:	76.20%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe 117,000 on the house. It appraised at 124,000 a year ago when we refinanced to reduce our interest rate. The same model as ours just sold in my neighborhood for 123,500. We also remodeled the entire upstairs in July with hardwood floors and plan to replace the roof and windows this year. I am asking for this loan because even though I have a good job and health insurance I was recently diagnosed with lupus and have a 5,000 deductable on my insurance so I want to consolidate my smaller bills and get them paide off so I can pay off the medicall bills when they come due
What do you do at PetSmart?	I am the Operations Manager. I report directly to the store manager and rum the store in his absence
what is this loan for? how is your petsmart doing? does your husband have a job and how much does he make? thanks	I am trying to pay off some bills and put some aside for some remodeling we are doing this year. I am not married. My mom has been living with me since my dad died in an auto accident 10 years ago. She has lupus and is in stage 4 renal failure. She still manages to work 2 days a week and gets widow benefits from SSI. She makes about 1400 a year between the two and is managing to pay her half of the mortgage and for her prescriptions, some groceries, etc. My PetSmart is doing very well. We were named a Circle of Excellence store for fiscal 2009 which means we were one of the top 25% of all 1200 stores for making sales plan, operating efficiently, customer service, etc. We are also one of the higher volume stores in my district
What are your bills, credit cards and thier respective APRs. Thanks.	I have credit cards totaling close to 5,000 and all my APR are about 20%. I was also given some bad advice from fidelity regarding the taxability of a 401k and received a bill from the IRS for over 700 that I want to pay off. The rest will go for the roof
you mentioned "we" above, is there more than one helpful income coming into your residence? If so, what is their amount and will they help?	My mother has been living with me for the pat 10 years. She makes enough to pay half of the mortgage and for her prescriptions, etc as she has lupus and is on quite a few meds. She has some money in her savings account but we are trying not to use that since she is close to 70 and is trying to retire in the next couple of years. She would be willing to help though, if it was absolutely necessary

Member Payment Dependent Notes Series 641473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641473	$6,400	$6,400	8.88%	1.00%	December 31, 2010	January 11, 2014	January 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641473. Member loan 641473 was requested on December 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Home depot	Debt-to-income ratio:	5.25%
Length of employment:	4 years	Location:	Medford , OR

Home town:
Current & past employers:	Home depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	69
Revolving Credit Balance:	$3,903.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Home depot?	I work in our Appliance Dept. I grand opened the store and have been their just over 4 years same dept. Me and my wife also take care of 5 adults for the state that also keeps me busy. I just used my income from the store for the loan. Brent

Member Payment Dependent Notes Series 641493

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641493	$4,000	$4,000	5.79%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641493. Member loan 641493 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,295 / month
Current employer:	Supreme Court of Pennsylvania	Debt-to-income ratio:	16.27%
Length of employment:	3 years	Location:	Dillsburg, PA

Home town:
Current & past employers:	Supreme Court of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > I had recently borrowed $6,000 from a friend who was looking to earn a little extra interest on some excess cash. Now she's getting married and I'm thinking she could use the cash back. :) So, I'm looking to refinance this small loan through Lending Club. I am a homeowner, single with no kids, and have a very stable government job. I currently pay $200 per month on the loan that will be refinanced, so I can easily afford this payment. Monthly Expenses: Mortgage & Condo Fees: $616 Utilities (water, garbage, sewer, electric): $110 Phone & Internet: $135 Student Loans: $101 Car Loan, Insurance & Gas: $410 Other Debt: $232 Food: $200-$250 Monthly Take-Home Pay: $2893

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,799.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Supreme Court of Pennsylvania?	I provide training for computer systems.

Member Payment Dependent Notes Series 641507

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641507	$7,000	$7,000	9.99%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641507. Member loan 641507 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	halo pharma	Debt-to-income ratio:	23.77%
Length of employment:	2 years	Location:	pine brook, NJ

Home town:
Current & past employers:	halo pharma
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,321.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 641529

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641529	$22,400	$22,400	14.46%	1.00%	December 31, 2010	January 12, 2016	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641529. Member loan 641529 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Dell	Debt-to-income ratio:	9.00%
Length of employment:	4 years	Location:	Jacksonville beach, FL

Home town:
Current & past employers:	Dell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > This loan is to go to paying off a credit card and a car loan. About 8k of the loan will be put into savings. I plan to pay for my wedding with that portion. I will have the loan paid back early. I have a 730 credit score. I am good for paying back all debts in a timely manner. My home is also in the process of being sold which will pay the loan back sooner. Borrower added on 12/30/10 > Lending Club has verified my income and employement.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,825.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Which Dell do you work for, and what do you do there?	I work for Dell INC. I am a Technical Sales Rep in our Large Enterprise orgaization. I can provide pay stubs if needed.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My motgage balance is 85757.97. The value of my home is 113,500.
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	1. I work for Dell Inc. I am in Large Enterprise Slaes. I work with servers and storage and sale to companies like Wendys, HH Gregg etc. 2.My honest goal is the have the loan repaid in less than 2yrs pending the sale of my home. If it takes longer to sale my home than it will be longer to repay the loan. Less than 5yrs it will be paid back. 3. If the minimum i requested is funded which is 16k than yes I will except the loan. That pays off my debt. I was offered a higher loan amount so I went for that option so my wedding will be paid for as well. This will allow me to just pay off one large bill instead of savings an paying the loan at the same time. Have a great Holiday as well.
Get your income verified and an "approved" on your review and your loan will have a much better chance of getting filled.	ok

Member Payment Dependent Notes Series 641557

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641557	$6,000	$6,000	5.42%	1.00%	January 4, 2011	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641557. Member loan 641557 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Progress Energy	Debt-to-income ratio:	16.59%
Length of employment:	10+ years	Location:	Lakeland, FL

Home town:
Current & past employers:	Progress Energy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	36
Revolving Credit Balance:	$11,345.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Progress Energy?	Type your answer here. position is called Generation process specialist.....control room operator, maintenance of gas turbine power plant
Please list the credit card names, interest rates and balances to be consolidated. Also, what actions have you taken to prevent further debt acccumulation? Thanks in advance!	Type your answer here. My son purchased an engagement ring (~$4000)prior to looking into all his options financially. It is a very high interest rate around 22%. He also had on an existing credit card balance of ~$2000. He has a good job and is making the payments, however I am using this loan to pay these 2 accts. to help him by not starting their marriage in high interest debt.

Member Payment Dependent Notes Series 641569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641569	$11,500	$11,500	6.54%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641569. Member loan 641569 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,692 / month
Current employer:	Cole Technologies	Debt-to-income ratio:	22.86%
Length of employment:	3 years	Location:	Church Point, LA

Home town:
Current & past employers:	Cole Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,572.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Cole Technologies?	I am a software developer. We support many of the Navy Recruiting Command applications that are essential for recruiting.

Member Payment Dependent Notes Series 641579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641579	$5,500	$5,500	10.36%	1.00%	December 31, 2010	January 12, 2016	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641579. Member loan 641579 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	19.47%
Length of employment:	1 year	Location:	Marlton, NJ

Home town:
Current & past employers:	PricewaterhouseCoopers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,011.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at PricewaterhouseCoopers and where did you work prior to that?	I am an Associate in the Banking and Capital Markets sector and I focus on assurance (audit) services for the largest financial institutions in the country. Prior to working for PricewaterhouseCoopers (PwC), I was a student and held various internships in accounting and finance. I am also a CPA Candidate in Pennsylvania.

Member Payment Dependent Notes Series 641583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641583	$5,000	$5,000	6.54%	1.00%	January 4, 2011	January 14, 2014	January 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641583. Member loan 641583 was requested on December 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Maryland	Debt-to-income ratio:	0.98%
Length of employment:	10+ years	Location:	GRASONVILLE, MD

Home town:
Current & past employers:	Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/31/10 > Just want to get a lower interest rate for a current loan. Borrower added on 01/01/11 > I have worked for the state of Maryland for 14 years as a Network Engineer. Pay all my bills on time and fast. Have very little debt. I'm just trying to move some dept into a lower interest rate and to be honest, I just thought this sounded kind of neat. I like the idea.

A credit bureau reported the following information about this borrower member on December 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,525.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 641638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641638	$3,500	$3,500	15.57%	1.00%	December 31, 2010	January 12, 2016	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641638. Member loan 641638 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	deans excavatings inc.	Debt-to-income ratio:	11.62%
Length of employment:	10+ years	Location:	sand Lake, MI

Home town:
Current & past employers:	deans excavatings inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > job is very stable and i have a very good credit record.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	48
Revolving Credit Balance:	$30,191.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at deans excavatings inc.?	Type your answer here.job supervisor
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	69,596 is the bal and the value is 159,750.00

Member Payment Dependent Notes Series 641659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641659	$20,000	$20,000	19.66%	1.00%	December 31, 2010	January 12, 2016	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641659. Member loan 641659 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,583 / month
Current employer:	Walgreens	Debt-to-income ratio:	13.39%
Length of employment:	10+ years	Location:	FARMINGTON, MO

Home town:
Current & past employers:	Walgreens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	19
Revolving Credit Balance:	$16,641.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Walgreens?	Midnite pharmacist.
What do you at Walgreens. And what are the debts that you are consolidating	Pharmacist and I have a 2nd mortgage and car loan I need to take care of to get ex wife off of loan
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? (please note: not phishing for personal info here, just want an idea of your employment & employment history.)	I have worked for walgreens a a pharmacist for 15 years and work full time and have been a pharmacist for 18 years
Wow! Income verified and 12 days left. I would like to know if you know what was the delinquency in the last 2 years. Also why were there 5 inquiries in the last 6 months? What are your expenses each month? You already are carrying quite a bit of debt. Try to make me feel that I am investing in a loan that you will pay back. What do you do at Walgreens?	Deliquency was ex wife letting car get reposessed. I have 2 things I am trying to pay off and get her name off of. Credit inquiries were mainly trying to get credit card to try and take care of these loans and to get info if my credit getting better. Ex is refinancing the home so I will be clear of that loan.
Can you explain the reason for the delinquency on your credit record? Thanks.	Ex wife allowed car to get reposessed that she got in divorce. My name was still stuck on loan
Would you please explain the delinquency 19 months ago. Thank you!	Ex wife allowed car to get reposessed and my name was still stuck on loan

Member Payment Dependent Notes Series 641687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641687	$6,000	$6,000	8.88%	1.00%	January 4, 2011	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641687. Member loan 641687 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	beantree learning	Debt-to-income ratio:	16.60%
Length of employment:	5 years	Location:	harpers ferry, WV

Home town:
Current & past employers:	beantree learning
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > This is a loan for assistance to bring a new life into our family and the world. Borrower added on 12/29/10 > IVF. We are hoping to become first time parents. Borrower added on 12/30/10 > We want to thank everyone for the support so far. Happy New Year. Borrower added on 01/01/11 > The IVF procedure we have signed up with gives us 3 tries at no additional cost. Although, each trip to New York for ten days, we have to pay hotel charges. We hope we are blessed the 1st time around.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,443.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 641696

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641696	$9,350	$9,350	9.62%	1.00%	January 4, 2011	January 12, 2016	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641696. Member loan 641696 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,042 / month
Current employer:	lowes	Debt-to-income ratio:	23.68%
Length of employment:	10+ years	Location:	worthington, OH

Home town:
Current & past employers:	lowes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,790.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 641703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641703	$2,500	$2,500	16.69%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641703. Member loan 641703 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,252 / month
Current employer:	Self- Employed	Debt-to-income ratio:	5.24%
Length of employment:	7 years	Location:	STOCKTON, CA

Home town:
Current & past employers:	Self- Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > I am consolidating debt, in addition to making automotive repairs.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	3	Months Since Last Delinquency:	4
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please address the delinquency from four months ago. Thanks.	Type your answer here. This was a root canal that I didn't pay off in time. I have since been trying to pay off the balance, but am having a hard time accessing the correct company to pay off the balance. This is a charge I am trying to pay off, in the next couple of months.

Member Payment Dependent Notes Series 641749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641749	$11,000	$11,000	9.62%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641749. Member loan 641749 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	2.32%
Length of employment:	10+ years	Location:	Wallingford, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > home improvements

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,008.00	Public Records On File:	1
Revolving Line Utilization:	62.60%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "Current Employer: n/a" and what do you do there?	Owner and Driver Tractor Trailer

Member Payment Dependent Notes Series 641763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641763	$13,000	$13,000	9.99%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641763. Member loan 641763 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	AJA Video Systems	Debt-to-income ratio:	8.31%
Length of employment:	2 years	Location:	Centennial, CO

Home town:
Current & past employers:	AJA Video Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > I'm a Product Marketing Manager with a successful private company that has been growing at a steady 25% throughout the downturn. This credit card was a Wamu account that Chase took over and raised rates on. Lending club offers a more rational way to deal with this obligation.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	40
Revolving Credit Balance:	$12,005.00	Public Records On File:	1
Revolving Line Utilization:	81.10%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 641807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641807	$4,000	$4,000	9.99%	1.00%	January 4, 2011	January 14, 2014	January 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641807. Member loan 641807 was requested on December 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,908 / month
Current employer:	Radford Masonry, Inc.	Debt-to-income ratio:	22.69%
Length of employment:	6 years	Location:	Yorktown, VA

Home town:
Current & past employers:	Radford Masonry, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/31/10 > Unfortunately, my husband was laid off a couple of years ago for about 8 months which put a great financial strain on us. He was under a doctor’s care for various ailments at that time and the prescriptions in addition to the doctor’s fees every month were outrageous. Needless to say a lot of these expenses went onto the high interest rate credit cards that we own, so that at the time we were still able to afford all of the necessities that go along with everyday life, such as maintaining our home and vehicles, etc. Thank goodness a little over a year and a half ago he was hired as a full time employee (with full benefits) at a well-known shipyard. We’ve always considered ourselves to be a financially stable couple and we’re fortunate that we have been able to pay our bills on time every month; however it’s still unsettling to be several thousands of dollars in credit card debt that we were never accustomed to before. It’s overwhelming and seems as though there’s no end in sight sometimes. For this reason we’d like to pay these credit cards off as soon as we possibly can, so we can focus more on investing our money and saving for our future.

A credit bureau reported the following information about this borrower member on December 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,932.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Radford Masonry, Inc.?	Currently I???m one of the teams Project Managers. I???m the main point of contact for aspects who call for assistance and orderliness with remote participants such as, the project???s suppliers and general contractors, customers, and additional third parties. In short, I make sure everything is in the right place at the right time to guarantee the success of the final project.

Member Payment Dependent Notes Series 641899

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641899	$18,000	$18,000	17.06%	1.00%	January 3, 2011	January 12, 2016	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641899. Member loan 641899 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	Polk County Government	Debt-to-income ratio:	14.50%
Length of employment:	9 years	Location:	Lakeland, FL

Home town:
Current & past employers:	Polk County Government
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,658.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why did you NOT accept the previously funded loan?	Type your answer here. It would not have covered all the debts I had. I would have been subsequently paying lending club and other creditors. My intent was to get a debt consolidation loan where I can pay all my creditors and then pay just one creditor, hopefully that being lending club.

Member Payment Dependent Notes Series 641938

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641938	$5,000	$5,000	9.62%	1.00%	January 3, 2011	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641938. Member loan 641938 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Electronic Arts	Debt-to-income ratio:	1.60%
Length of employment:	4 years	Location:	Winter Park, FL

Home town:
Current & past employers:	Electronic Arts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > I have a very secure job. Last year I've got a loan through Lending Club which I have paid in full and owe no more money. We just moved into a new house and want to get our floors done before fully settling in, while we have a chance and things are still packed away in boxes.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,523.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 641977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641977	$13,000	$13,000	12.23%	1.00%	January 3, 2011	January 12, 2016	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641977. Member loan 641977 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	wagner and hunt pa	Debt-to-income ratio:	17.35%
Length of employment:	10+ years	Location:	vancouver, WA

Home town:
Current & past employers:	wagner and hunt pa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > I am a very stable person,who has been at the same place of employment going on 17 years. My credit is excellent and these funds are only used to pay off credit cards. I work in the collection industry,so I understand the meaning of having good credit and paying ones bills on time. Thank you

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,154.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 5-years length for loan's repayment terms. How long are you realistically expecting to service loan (active status) before paid off? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 300 loans listed; 371 loans listed today. Not all will 100 percent fund, especially $15K - 25K. 14-day listing overlaps funding slowest period; 12/25 to 01/02 includes two 3-day weekend holidays within 10-days. Loans 60 percent plus funded when the listing time expires automatically eligible for issue. When time expires, IF loan 60 percent PLUS funded, will you accept partially funded loan? (Advantageous to accept the partially funded lower APR interest loan because you can pay off higher APR interest debts. After 6-months of on time payments, borrower's automatically are eligible to relist loan for unfunded $ amount or list new loan.) Holiday's Best Wishes. Lender: 505570 Screen ID: U S Marine Corps Retired Va Bch, Va	I am a debt collector for a law firm, I have been in the industry for 25 years,17 years at current employer as of March 2011.I fully expect to pay this off in 3-4 years at the most.I will accept partially funded loan. Thank you for your time.

Member Payment Dependent Notes Series 641989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
641989	$6,200	$6,200	12.23%	1.00%	December 31, 2010	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 641989. Member loan 641989 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	n/a	Debt-to-income ratio:	12.17%
Length of employment:	< 1 year	Location:	Alton, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > This will be used to pay off the remaining debt I have on my last credit card. I currently live with my mother and have been employed under contract as a Help Desk Analyst for the last six months with a shoe company that has been in business since 1895. I hope to get converted to a full-time employee in the next few weeks.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,925.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. The length of current contract 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1. Purpose of the loan is to pay off a credit card that has a high APR %. Currently paying back $150/mo in minimum payments but obviously a big portion of that is the finance charge. This is the only credit card I have left and will be closed once I have it paid off. 2. This debt specifically was accumulated because of schooling. I had Federal financial aid for this last semester and had to drop a couple classes that resulted in me having to pay or I would not be able to take classes this semester. It was used as an emergency fund. 3. The current contract was a six month right-to-hire. I'm currently past the six months and my contract was extended. I will receive word in the next few weeks on an offer for permanent employee status. 4. I have been in technical support for over two years now. I started at a company that worked primarily with networking equipment in the hospitality industry and was with them for a year. I then got hired on a open ended contract at the Boeing Enterprise Help Desk for four months before I decided to take the right-to-hire contract at Brown Shoe Company due to better pay and benefits once hired on perm. 5. Monthly expenses are as follows: Car Loan: $252.60 Gas: average around $150.00 Cell Phone: $90.00 Prosper Loan: $121.60 Food: $200.00 Entertainment: average around $150-$200 Charter Internet: $59.99 Credit card: average around $150.00 Total: $1224.19 6. No one other than myself to support financially. 7. I live in the same household as my mother and sister. Both who have jobs. The only debt my mother has is the mortgage for the house, otherwise no credit cards and vehicle is paid off. My sister has a car loan and school loans that she pays for, but has no credit card debt.

Member Payment Dependent Notes Series 642022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642022	$14,000	$14,000	12.23%	1.00%	January 3, 2011	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642022. Member loan 642022 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,792 / month
Current employer:	Vumii Imaging	Debt-to-income ratio:	20.03%
Length of employment:	1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Vumii Imaging
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > I'm paying off balances over several cards. I've racked up some debt this year due to family issues and veterinary bills for my dogs cancer - she's now in puppy heaven. Work is very secure, I'm an engineer in the extreme long range night vision technology area. The company I work for - Opgal - has been around for many years, part owned by the government of Israel, part private. I design high tech surveillance solutions for military, oil and gas, borders, sea and airports around the world. Previous employer is Siemens who I worked for 5 years, also in the defense industry.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,045.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642028

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642028	$12,000	$12,000	8.88%	1.00%	January 3, 2011	January 12, 2014	January 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642028. Member loan 642028 was requested on December 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Carolinas Staffing Solutions, Inc.	Debt-to-income ratio:	10.63%
Length of employment:	7 years	Location:	Calabash, NC

Home town:
Current & past employers:	Carolinas Staffing Solutions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/29/10 > Employment date is 10/26/2003 and status is full time. Continued employment is excellent. Credit report states my repayment ability and accuracy. My request for funding is to combine credit card balances into one monthly payment. Monthly income is $3,200.00. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on December 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,615.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 642420

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642420	$3,000	$3,000	13.35%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642420. Member loan 642420 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Express	Debt-to-income ratio:	10.14%
Length of employment:	3 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > I have good credit, have never defaulted on any loans before and will definitely be sure to pay it every month on time.

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,832.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 642462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642462	$10,000	$10,000	12.98%	1.00%	January 4, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642462. Member loan 642462 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Timberline Knolls	Debt-to-income ratio:	20.09%
Length of employment:	2 years	Location:	OAK FOREST, IL

Home town:
Current & past employers:	Timberline Knolls
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/31/10 > Dear potential investors, With the loan I am applying for I am planning on consolidating my credit card debt. I am an excellent borrower because I pay all my bills on time and usually much more than the minimum amount due. My goal for the new year is to be fee and clear of debt and to have one payment in which I can pay down quickly would be ideal for me at this time. My job stability is excellent with my current employer and I am in a profession in which there is a high demand. Borrower added on 12/31/10 > Once I am out of debt I plan on not going back to my old spending practices. During my climb out of debt I have learned to be aware of ever cent I spend. It is this awareness that will let me know if I ever start to backslide into old habits that will take me away from where I want to be financially.

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	24
Revolving Credit Balance:	$14,070.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Please clarify....My loan for credit card debt.
What was the reason for your delinquency 24 months ago?	What delinquency are you talking about?... Please clarify
Can you list the debts (amounts) you are carrying?	6,000(credit used for medical) 2,300, 1200, 450, I also have 3 cards with less than 400 on them which I did not include in my loan request. I am tacking these one by one until paid. I wanted to eliminate the cards with the highest interest rates witch I will be paying off if my loan requst is accepted

Member Payment Dependent Notes Series 642464

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642464	$7,800	$7,800	10.36%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642464. Member loan 642464 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	ARAMARK	Debt-to-income ratio:	18.35%
Length of employment:	6 years	Location:	Winterville, NC

Home town:
Current & past employers:	ARAMARK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > I will be paying off credit card debt with this loan, interest rates are from 12.24-21.99%. I will be receiving my 8k new home buyer credit and plan to use this to further stabilize my credit-debt ratio and use the rest for a "rainy day fund" as my wife and I celebrate our first child.

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,851.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Aramark and what do you do there? What are the balances and interest rates of the debts you are paying off?	Aramark is a managed services provider for East Carolina University. We manage all the food service related services at the university. We have just signed a multi-year extension, so we will not be going anywhere soon. I'm the Human Resources manager on site. I manage 500+ hourly employees and over 30 salaried managers. Aramark is a 13+ Billion dollar private company with over 250,000 employees in over 19 countries. Balance and rates: $2700.00 @ 14.24% $2300.00 @ 16.24% $1300.00 @ 21.99%
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	As I stated before, I will be receiving around 8k+ in my tax return due to income tax and new home purchase. This should provide extra security to avoid new debt. Additionally, I usually do not use credit, but found myself in a situation where it was necessary. This being, a relocation in my job and the birth of my child. Due to these factors it was necessary to use credit. Otherwise i'm pretty financially secure, I have a 401K and a Roth IRA and with my tax return will have a nice rainy day fund.

Member Payment Dependent Notes Series 642467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642467	$5,000	$5,000	9.99%	1.00%	January 4, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642467. Member loan 642467 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Workforce Solutions	Debt-to-income ratio:	13.03%
Length of employment:	1 year	Location:	HEWITT, TX

Home town:
Current & past employers:	Workforce Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,434.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642483	$20,000	$20,000	20.40%	1.00%	December 31, 2010	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642483. Member loan 642483 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Fresno Co Economic Opportunities Comm.	Debt-to-income ratio:	12.86%
Length of employment:	10+ years	Location:	Fresno, CA

Home town:
Current & past employers:	Fresno Co Economic Opportunities Comm.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > I believe that I am a good credit risk based upon my work ethic & personal value system along with my good credit standing and no derogatory items showing on my credit report. I have been employed with a community benefit agency for the past 13+ years as a program director and my job is very stable. In 2011 I plan to take on a second job as a freelance editor to increase my income and enhance my long-term financial outlook. My proposed debt consolidation loan will also go a long way to ensure a brighter financial future. The sole outstanding debt that I have incurred was based on the need to cover out-of pocket expenses for health related orthodontic procedures. Should I receive a loan through the Lending Club, I plan to pay down the principal and interest expeditiously as my freelance editing business expands. In advance I truly appreciate your faith in me and your partnership

A credit bureau reported the following information about this borrower member on December 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,287.00	Public Records On File:	0
Revolving Line Utilization:	99.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact LC by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of full funding. No response needed, just giving you some info. Thank You and Happy Holidays!	Thank you so much for the helpful suggestion. I did provide my pay stubs to the LC credit review staff for income verification. Happy Holidays to you as well !!

Member Payment Dependent Notes Series 642502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642502	$6,000	$6,000	6.17%	1.00%	January 4, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642502. Member loan 642502 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	DC Govt	Debt-to-income ratio:	3.30%
Length of employment:	10+ years	Location:	Washington, DC

Home town:
Current & past employers:	DC Govt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > I would like for payment to be taken out bi-weekly.

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,962.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642512

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642512	$1,675	$1,675	6.54%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642512. Member loan 642512 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Esurance	Debt-to-income ratio:	4.26%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Esurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	17
Revolving Credit Balance:	$6,656.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642513	$4,375	$4,375	8.88%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642513. Member loan 642513 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Sheridan Auto Group	Debt-to-income ratio:	20.69%
Length of employment:	< 1 year	Location:	Newark, DE

Home town:
Current & past employers:	Sheridan Auto Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,737.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642514

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642514	$4,200	$4,200	12.23%	1.00%	January 3, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642514. Member loan 642514 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	First Imperial Credit Union	Debt-to-income ratio:	7.68%
Length of employment:	< 1 year	Location:	la mirada, CA

Home town:
Current & past employers:	First Imperial Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,755.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 642564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642564	$7,300	$7,300	9.99%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642564. Member loan 642564 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	19.83%
Length of employment:	< 1 year	Location:	lincoln, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,067.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642612

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642612	$2,375	$2,375	9.25%	1.00%	December 31, 2010	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642612. Member loan 642612 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	ConocoPhillips	Debt-to-income ratio:	8.40%
Length of employment:	< 1 year	Location:	davis, CA

Home town:
Current & past employers:	ConocoPhillips
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,794.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642662	$1,675	$1,675	6.54%	1.00%	December 31, 2010	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642662. Member loan 642662 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,858 / month
Current employer:	Copart	Debt-to-income ratio:	16.07%
Length of employment:	< 1 year	Location:	MIAMI BEACH, FL

Home town:
Current & past employers:	Copart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,281.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642665	$4,125	$4,125	9.99%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642665. Member loan 642665 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,958 / month
Current employer:	A-1 AUTOMOTIVE REFINISH SUPPLY	Debt-to-income ratio:	11.95%
Length of employment:	< 1 year	Location:	Tucson, AZ

Home town:
Current & past employers:	A-1 AUTOMOTIVE REFINISH SUPPLY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,584.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642751	$2,500	$2,500	9.62%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642751. Member loan 642751 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	13.75%
Length of employment:	< 1 year	Location:	Henderson, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > Helping to give my daughter as close as I can, to her dream wedding. I normally borrow from american General finance had a 7000 dollar loan with them paid in full. I called to apply today and they are no longer In Las Vegas . I paid them off in less then half the amount of time, I had requested Thanks to everyone! You hopefully only get married once. Borrower added on 12/30/10 > I plan on giving my daughter her dream wedding, or as close as I can. I usually do business with american General finance I called today and they are no longer in Las Vegas. I had a 7000 dollar loan with them I paid in full in less then half the time I had requested. I want to Thank you all! You only( hopefully) get married once.

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	61
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642763	$1,075	$1,075	5.79%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642763. Member loan 642763 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	School District of Lee County	Debt-to-income ratio:	5.24%
Length of employment:	< 1 year	Location:	Fort Myers, FL

Home town:
Current & past employers:	School District of Lee County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,658.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642766

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642766	$8,125	$8,125	13.35%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642766. Member loan 642766 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	General Atomics	Debt-to-income ratio:	6.02%
Length of employment:	< 1 year	Location:	Spring Valley, CA

Home town:
Current & past employers:	General Atomics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,638.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642767

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642767	$4,850	$4,850	9.99%	1.00%	January 4, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642767. Member loan 642767 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,042 / month
Current employer:	signature healthcare	Debt-to-income ratio:	23.64%
Length of employment:	< 1 year	Location:	Silver Creek, GA

Home town:
Current & past employers:	signature healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,935.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642768	$4,600	$4,600	9.99%	1.00%	January 3, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642768. Member loan 642768 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Lawrence Livermore National Labratory	Debt-to-income ratio:	18.59%
Length of employment:	< 1 year	Location:	Stockton, CA

Home town:
Current & past employers:	Lawrence Livermore National Labratory
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,039.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642771	$2,700	$2,700	6.91%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642771. Member loan 642771 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Eric McGlothen LLC	Debt-to-income ratio:	13.54%
Length of employment:	< 1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Eric McGlothen LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,992.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642772	$4,975	$4,975	15.20%	1.00%	January 3, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642772. Member loan 642772 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	watson electrical construction co	Debt-to-income ratio:	20.37%
Length of employment:	< 1 year	Location:	winterville, NC

Home town:
Current & past employers:	watson electrical construction co
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	42
Revolving Credit Balance:	$12,157.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642773	$8,875	$8,875	17.43%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642773. Member loan 642773 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	10.84%
Length of employment:	< 1 year	Location:	OLD BRIDGE, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1971	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	56
Revolving Credit Balance:	$12,345.00	Public Records On File:	0
Revolving Line Utilization:	18.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 642779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642779	$4,575	$4,575	15.57%	1.00%	January 3, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642779. Member loan 642779 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	Infor Global Solutions	Debt-to-income ratio:	13.58%
Length of employment:	< 1 year	Location:	fresno, CA

Home town:
Current & past employers:	Infor Global Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,675.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642780

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642780	$1,450	$1,450	6.17%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642780. Member loan 642780 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Gold Key Processing	Debt-to-income ratio:	22.99%
Length of employment:	< 1 year	Location:	Warren, OH

Home town:
Current & past employers:	Gold Key Processing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,160.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642781

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642781	$1,950	$1,950	9.99%	1.00%	December 31, 2010	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642781. Member loan 642781 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,344 / month
Current employer:	n/a	Debt-to-income ratio:	13.10%
Length of employment:	< 1 year	Location:	Reno, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$137,112.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642783

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642783	$2,475	$2,475	6.54%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642783. Member loan 642783 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,317 / month
Current employer:	AIS, Inc.	Debt-to-income ratio:	13.41%
Length of employment:	< 1 year	Location:	Liverpool, NY

Home town:
Current & past employers:	AIS, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642784	$3,150	$3,150	13.72%	1.00%	January 3, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642784. Member loan 642784 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,614 / month
Current employer:	Aerotek Contract Emp for IDT	Debt-to-income ratio:	17.29%
Length of employment:	< 1 year	Location:	HILLSBORO, OR

Home town:
Current & past employers:	Aerotek Contract Emp for IDT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,915.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642785	$5,975	$5,975	14.46%	1.00%	December 31, 2010	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642785. Member loan 642785 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Hybrid Promotions	Debt-to-income ratio:	19.52%
Length of employment:	< 1 year	Location:	Mission Viejo, CA

Home town:
Current & past employers:	Hybrid Promotions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,888.00	Public Records On File:	1
Revolving Line Utilization:	81.90%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 642812

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642812	$8,000	$8,000	10.36%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642812. Member loan 642812 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	State of Texas	Debt-to-income ratio:	13.91%
Length of employment:	< 1 year	Location:	Leander, TX

Home town:
Current & past employers:	State of Texas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,517.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642813

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642813	$4,750	$4,750	9.25%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642813. Member loan 642813 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Cintas Corp	Debt-to-income ratio:	20.07%
Length of employment:	< 1 year	Location:	SABINA, OH

Home town:
Current & past employers:	Cintas Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,883.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642816	$4,850	$4,850	9.99%	1.00%	January 3, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642816. Member loan 642816 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Deborah Heart & Lung Center	Debt-to-income ratio:	18.17%
Length of employment:	< 1 year	Location:	Manahawkin, NJ

Home town:
Current & past employers:	Deborah Heart & Lung Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,673.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642818

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642818	$2,950	$2,950	15.95%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642818. Member loan 642818 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,350 / month
Current employer:	Hercules offshore	Debt-to-income ratio:	21.06%
Length of employment:	< 1 year	Location:	Raceland, LA

Home town:
Current & past employers:	Hercules offshore
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$673.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 642819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642819	$7,050	$7,050	8.88%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642819. Member loan 642819 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Four Seasons Hotels	Debt-to-income ratio:	9.43%
Length of employment:	< 1 year	Location:	Westmont, IL

Home town:
Current & past employers:	Four Seasons Hotels
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,877.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642821

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642821	$4,325	$4,325	6.91%	1.00%	January 4, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642821. Member loan 642821 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Telecom Direct USA	Debt-to-income ratio:	11.09%
Length of employment:	< 1 year	Location:	Shrewsbury, MO

Home town:
Current & past employers:	Telecom Direct USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,226.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642823	$6,525	$6,525	16.32%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642823. Member loan 642823 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,083 / month
Current employer:	Nobel Biocare	Debt-to-income ratio:	6.40%
Length of employment:	< 1 year	Location:	Hillsborough, NJ

Home town:
Current & past employers:	Nobel Biocare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,993.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642825	$1,900	$1,900	9.99%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642825. Member loan 642825 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Lake Mary Preparatory School	Debt-to-income ratio:	23.06%
Length of employment:	< 1 year	Location:	ALTAMONTE SPRINGS, FL

Home town:
Current & past employers:	Lake Mary Preparatory School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,218.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642833	$6,575	$6,575	12.23%	1.00%	January 4, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642833. Member loan 642833 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Norfolk Southern Corp.	Debt-to-income ratio:	23.79%
Length of employment:	< 1 year	Location:	Fairfield, OH

Home town:
Current & past employers:	Norfolk Southern Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,061.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 642841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642841	$9,050	$9,050	13.72%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642841. Member loan 642841 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Southwest Florida Home Care	Debt-to-income ratio:	24.05%
Length of employment:	< 1 year	Location:	Estero, FL

Home town:
Current & past employers:	Southwest Florida Home Care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,330.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642842	$4,275	$4,275	13.35%	1.00%	January 3, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642842. Member loan 642842 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,300 / month
Current employer:	Deloitte Consulting LLP	Debt-to-income ratio:	12.74%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	Deloitte Consulting LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,843.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642844	$1,375	$1,375	6.91%	1.00%	December 31, 2010	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642844. Member loan 642844 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	SNL Financial	Debt-to-income ratio:	12.03%
Length of employment:	< 1 year	Location:	Charlottesville, VA

Home town:
Current & past employers:	SNL Financial
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,768.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642848

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642848	$2,500	$2,500	6.91%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642848. Member loan 642848 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Bobby Benson Center	Debt-to-income ratio:	15.55%
Length of employment:	< 1 year	Location:	Laie, HI

Home town:
Current & past employers:	Bobby Benson Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,050.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642855	$7,375	$7,375	17.43%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642855. Member loan 642855 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	JPmorgan	Debt-to-income ratio:	5.25%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	JPmorgan
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	18
Revolving Credit Balance:	$20,392.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642857	$7,050	$7,050	12.98%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642857. Member loan 642857 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Port of Oakland	Debt-to-income ratio:	4.26%
Length of employment:	< 1 year	Location:	ALAMEDA, CA

Home town:
Current & past employers:	Port of Oakland
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642859

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642859	$2,150	$2,150	14.83%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642859. Member loan 642859 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Marketing Evolution	Debt-to-income ratio:	6.16%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Marketing Evolution
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,020.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642860

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642860	$3,450	$3,450	9.99%	1.00%	January 3, 2011	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642860. Member loan 642860 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Hallmark Personnel	Debt-to-income ratio:	11.81%
Length of employment:	< 1 year	Location:	Mountain View, CA

Home town:
Current & past employers:	Hallmark Personnel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,117.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 642861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642861	$5,575	$5,575	15.20%	1.00%	December 31, 2010	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642861. Member loan 642861 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	16.40%
Length of employment:	< 1 year	Location:	baltimore, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	12
Revolving Credit Balance:	$10,611.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 642863

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642863	$2,850	$2,850	6.54%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642863. Member loan 642863 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Amylin Pharmaceuticals, Inc.	Debt-to-income ratio:	11.07%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Amylin Pharmaceuticals, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,504.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642866

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642866	$3,525	$3,525	6.91%	1.00%	January 3, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642866. Member loan 642866 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	JackBe Corporation	Debt-to-income ratio:	22.75%
Length of employment:	< 1 year	Location:	Tucker, GA

Home town:
Current & past employers:	JackBe Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,975.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 642872

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642872	$7,475	$7,475	13.72%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642872. Member loan 642872 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,083 / month
Current employer:	n/a	Debt-to-income ratio:	17.39%
Length of employment:	< 1 year	Location:	Smyrna, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on November 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,581.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 643103

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
643103	$5,000	$5,000	8.88%	1.00%	January 4, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 643103. Member loan 643103 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,300 / month
Current employer:	Port of Everett	Debt-to-income ratio:	9.33%
Length of employment:	10+ years	Location:	Marysville, WA

Home town:
Current & past employers:	Port of Everett
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/30/10 > This process did not actually go all the through because in the middle of the process it said you were doing maintenance or something. I hope this doesn't mean I won't get the loan. I'll try again tomorrow. Dan

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,665.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Dan. I have two quick questions. What is the purpose of the loan? What do you do for the Port of Everett?	The purpose of the loan is a family emergency. I've been working at the Port of Everett as a Security Officer for more than 15 years.
what are you purchasing?	I am using the loan for a family emergency.

Member Payment Dependent Notes Series 643116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
643116	$12,000	$12,000	12.98%	1.00%	January 4, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 643116. Member loan 643116 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Lifetime Brands, Inc.	Debt-to-income ratio:	13.33%
Length of employment:	4 years	Location:	Bella Vista, AR

Home town:
Current & past employers:	Lifetime Brands, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/31/10 > I have applied for this loan so that I can pay off my credit card debt. My goal is to be completely debt free in 5 years and this will loan will give me exactly what I need to get there. I appreciate your help and consideration. Borrower added on 12/31/10 > Earlier today I answered a question regarding the total amount owed on my home. In my answer I stated the total amount owed is $176,000. I mistakenly entered this amount as it is the amount due on the first mortgage. The amount owed on my 2nd mortgage is $40,000. So, the total amount owed on my home is $216,000 and the value of my home is $246,000.

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	11
Revolving Credit Balance:	$8,955.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Hello. Please find the answers to your questions below: Debt Details: American Express : $4,500 - interest rate 15.24% Sam's Furniture (GE Money Bank) : $3,306 - interest rate 0% Dell : $945 - interest rate 25.99% ICON Fitness : $1,700 - interest rate 16.99% Dillards : $1,450 - interest rate 20.4% HSBC : $2,200 - interest rate 9% Capital One : $500 - interest rate 16% With this loan I plan to pay off; American Express, Dell, ICON Fitness, Dillards, HSBC, Capital One and apply the rest to Sam's Furniture (GE Money Bank). I am a national account manager at my job. The company I work for produces and sells housewares (food prep and tabletop items). I am responsible for a major wholesale club and I manage all sales activities and strategy for that account. Thank you, Melissa
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total amount owed on my home is $176,000. I had an appraisal done by a real estate agent earlier this year and the value of my home is $246,645. Originally my dad built this house for me so I got a very good deal up front - I only paid cost no profits for my dad. This helped me retain equity during the real estate downturn.
Please explain the delinquency earlier this year.	Earlier this year my in-laws were having some significant health issues and my husband & I were traveling a lot to be with them. Between work and the time spent on the road and the stress of it all I got off-schedule.

Member Payment Dependent Notes Series 643218

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
643218	$20,000	$20,000	9.99%	1.00%	December 31, 2010	January 13, 2016	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 643218. Member loan 643218 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Salinas Union High School District	Debt-to-income ratio:	13.36%
Length of employment:	7 years	Location:	Salinas, CA

Home town:
Current & past employers:	Salinas Union High School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 11/30/10 > Recently, I was able to purchase a condo with the excellent credit history I've established over the years. As a single parent, I was ecstatic about being able to have the status of a homeowner. I have always paid my bills on time and work for an excellent school district, where, in spite of the recession, had enough reserves to make the lay-off process minimal. Within my position and category as a confidential employee, I am fortunate to be in a position where layoffs were never discussed. I have been with the school district for 7 1/2 years and have no plans of leaving such a stable, secure position. Currently, I have two bills, one with my bank and a credit card bill that I would love to consolidate. It would help me establish a healthy budget for the new year as well as give me a peace of mind that some of my payment with your company would be going to principal instead of all to interest (example: credit card payment). I do appreciate your time in considering me for this loan. Thank you. Borrower added on 12/14/10 > Because the amount of the loan is less than the requested amount, I will be cancelling my loan request. I just wanted to give a HUGE thank you to the investors who placed monies down on my behalf. I really do appreciate your generosity. Merry Christmas!

A credit bureau reported the following information about this borrower member on November 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,761.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 643239

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
643239	$9,000	$9,000	10.36%	1.00%	January 4, 2011	January 13, 2014	January 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 643239. Member loan 643239 was requested on December 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	paul revere transportation llc	Debt-to-income ratio:	5.03%
Length of employment:	3 years	Location:	revere, MA

Home town:
Current & past employers:	paul revere transportation llc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/01/11 > the reason why i need this loan is to pay off my credit card with high APR , i m a bus driver and i m putting a lot of hours every week , I'm single and i m sure i'll be able to pay off this loan in the very short period . i also drive a taxi sometime

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,529.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for paul revere transportation llc?	i m a bus driver , i drive a shuttle bus at logan airport
Please answer all the following not already answered: 1. nature of the debt you will pay off with this loan 2. steps you've taken to get spending in line with income 3. please outline all your monthly commitments (mortgage/rent, utilities, car notes, other loans, other regular expenses) 4. if you are refinancing credit cards, please include all balances / rates that this loan will cover 5. nature of your employment - roles and responsibilities 6. is the income listed your's alone? if not please explain 7. contingency plan for repayment if you lose your job	1. pay off three of my credit cards with high APR 2.i drive a taxi in my days off, plus i stop eating out side 3. i pay 350 for rent , 50 utilitirs , no other loans 4. three credit card with banlce of 8750 nad with APR over 19.99 5.i m a bus driver at logan airport 6. yes i m single 7.i m a taxi driver too so if i lost my job today i'll be driving taxi next day

Member Payment Dependent Notes Series 643278

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
643278	$14,400	$14,400	14.46%	1.00%	January 4, 2011	January 14, 2014	January 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 643278. Member loan 643278 was requested on December 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	City of East Palo Alto	Debt-to-income ratio:	5.00%
Length of employment:	3 years	Location:	Palo Alto, CA

Home town:
Current & past employers:	City of East Palo Alto
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/31/10 > I intend to consolidate two higher rate credit cards and one personal loan into a single, lower rate payment. Borrower added on 12/31/10 > I acquired this credit card debt approxiately three years ago when my brother lost his job. During this time, I took on his bills until he was able to get back on his feet. Borrower added on 12/31/10 > I'm employed as a Police Officer for the City of East Palo Alto in California, and was recently promoted to Field Training Officer. I've been employed as a Police Officer for over three years, and plan on staying an additional twenty-two years until I retire.

A credit bureau reported the following information about this borrower member on December 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,456.00	Public Records On File:	0
Revolving Line Utilization:	94.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much are you currently paying each month on the debts you plan to pay off with this loan? What is your position with East Palo Alto?	I currently pay $450 toward my Citibank Credit Card (25.99%), $100 toward my Discover Credit Card (17.99%), and $50 toward my Citibank Personal Loan (14.99%). The payments total $600, and I plan on paying that same amount toward this loan I'm applying for. I'm an East Palo Alto Police Officer. Thanks for inquiring.
You have a gross income of 100K from being a police officer or you have income from other sources ?	The income listed is derived from two main sources: My base pay averages 85k a year, which is what I get for working my assigned patrol shift. On top of that, I average eight hours a week of overtime for special assignments such as court, mandatory training, etc. The rest of our income is about 20k gross a year my wife earns as a Sales Assistant for Pier One Imports, a retail home furnishing store.
My questions: (1) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (2) Normally 300 loans listed daily; 552 are listed today. Not all will 100 pct fund, especially sizes $15K to $25K. Loans 60 percent, and more, funded, when their 14-days listing expires, are automatically eligible to be issued. When your listing expires, IF loan 60 percent PLUS funded, will you accept the partially funded loan? (Funding pace quickens closer approaches expiration. More advantageous to accept partially funded, lower APR interest loan and pay off higher APR interest debts. After 6-months on time payments, borrowers automatically eligible to relist loans for unfunded $ amount or list new loan.) Best wishes your loan quickly funds. Lender: 505570 Screen ID: U S Marine Corps Retired Location: Virginia Beach,VA	To answer your first question, approximately one and a half to two years. I estimate my federal tax return will be approximately $6000 for 2010, which the full amount I'll apply toward the loan. At $600 monthly payments, I expect to pay the remaining balance in 1.5 to 2 years. To answer your second question, if my load does not fund 100% I do not plan on accepting the loan. The purpose of this loan is to consolidate all my current loan payments into one. Without the full funding, I'll only be able to pay down a portion of my current debt which will leave me still with multiple payments...which defeats the whole purpose of obtaining this new loan. Thanks again.
Hello Borrower Do you/wife have any other loans/debt apart from credit card loans that you carry ? Please explain why you have 4 hard inquiries on credit report in last 6 months ? Also since you have family can you please itemize your monthly budget ?	She has one student loan

Member Payment Dependent Notes Series 643393

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
643393	$5,000	$5,000	6.54%	1.00%	January 4, 2011	January 14, 2014	January 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 643393. Member loan 643393 was requested on December 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	County of El Paso	Debt-to-income ratio:	10.22%
Length of employment:	10+ years	Location:	El Paso, TX

Home town:
Current & past employers:	County of El Paso
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,712.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the County of El Paso?	I am a judge.

Member Payment Dependent Notes Series 643408

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
643408	$1,500	$1,500	9.25%	1.00%	January 4, 2011	January 14, 2014	January 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 643408. Member loan 643408 was requested on December 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	The Childrens Place	Debt-to-income ratio:	22.00%
Length of employment:	1 year	Location:	DAYTON, OH

Home town:
Current & past employers:	The Childrens Place
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$531.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 643558

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
643558	$8,000	$8,000	14.09%	1.00%	January 4, 2011	January 14, 2014	January 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 643558. Member loan 643558 was requested on December 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Michelin	Debt-to-income ratio:	17.42%
Length of employment:	10+ years	Location:	Saluda, SC

Home town:
Current & past employers:	Michelin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 12/31/10 > After helping my out-of-work son, I need to consolidate my bills in order to get back on my financial feet so I can retire with a much better financial footing. Helping him has kept my credit card balances high, so my credit score suffers. Late payments have never been an issue, just high balances. Borrower added on 01/02/11 > My biggest objective to paying off these high interest credit cards is to better allow me to pay off student loans. I went to college after my divorce (at the age of 40) and have 35,000 in student loans I will be repaying in part out of my social security and retirement. I had no choice really other than to use student loans to help with expenses while going to school, working, and raising my three children.

A credit bureau reported the following information about this borrower member on December 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,765.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Position (brief job summary) with current employer? (2) Initially selected 3-years length for loan's repayment terms. How long do you realistically expect to service loan (active status) before paid off? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan quickly funds. Lender: 505570 Screen ID: U S Marine Corps Retired Location: Virginia Beach,VA	I work in quality control with Michelin, inspecting tires before sending them out to customers. I hope to be able to pay the loan off in 2.5 years, adding a bit extra to payments when possible (when overtime is possible at work).
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	CitiBank at 24% 1930 pmt 45, Bank of America 22% 1850, pmt 45, Chase 18% 1320 balance, payment 35, Walmart 18% 900 pmt 25, and Exxon 24% 983, pmt 40. I would use remaining to pay on a high interest local loan with a balance of 1600. I always try to send more than the minimum on my obligations when possible. These are the loans that I hope to be able to pay off.

Prospectus Supplement (Sales Report) No. 12 dated January 4, 2011